Exhibit 10.22

THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED

PARTNERSHIP

of

HHR EURO C.V.

Dated as of April 28, 2011

i

PAGE
ARTICLE 4
EXPENSES

Section 4.01. Definition and Payment of General Partner Expenses	38
Section 4.02. Definition and Payment of Partnership Expenses	38
Section 4.03. Responsibility for Partnership Expenses Among the Partners	42
Section 4.04. Sources of Funds for Funding by the Partners of Partnership Expenses	43

ARTICLE 5
CAPITAL COMMITMENTS AND CAPITAL CONTRIBUTIONS

Section 5.01. Capital Commitments	43
Section 5.02. Drawdown Procedures	45
Section 5.03. Default by Limited Partners	48
Section 5.04. **************************************************	54
Section 5.05. Extraordinary Loans	55

ARTICLE 6
DISTRIBUTIONS; ALLOCATIONS; CAPITAL ACCOUNTS

Section 6.01. Distributions Generally	56
Section 6.02. Distributions of Proceeds of Partnership Investments	56
Section 6.03. Early Promote	57
Section 6.04. Other Distributions	59
Section 6.05. Other General Principles of Distribution	59
Section 6.06. Capital Accounts	62
Section 6.07. Allocations of Income and Loss	63
Section 6.08. Tax Allocations	66
Section 6.09. Interpretation of Allocation Provisions	67
Section 6.10. U.S. Taxation of Limited Partners	67

ARTICLE 7
REPORTS TO LIMITED PARTNERS; OPERATIONAL AUDIT

Section 7.01. Reports	67
Section 7.02. Operational Audit	69

ARTICLE 8
INDEMNIFICATION

Section 8.01. Indemnification	70

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE

ARTICLE 9
DURATION AND DISSOLUTION OF THE PARTNERSHIP

Section 9.01. Duration	72
Section 9.02. Dissolution	73
Section 9.03. Liquidation of Partnership	74
Section 9.04. Distribution Upon Dissolution of the Partnership	74

ARTICLE 10
TRANSFERABILITY OF A PARTNER’S INTEREST; WITHDRAWAL BY A PARTNER

Section 10.01. Transferability of General Partner’s Interest	75
Section 10.02. Transferability of a Limited Partner’s Interest	76
Section 10.03. ****************************	76
Section 10.04. Expenses of Transfer; Indemnification	78
Section 10.05. Recognition of Transfer; Substituted Limited Partners	79
Section 10.06. Transfers During a Fiscal Year	80
Section 10.07. Withdrawal of a Partner	80
Section 10.08. Transfer and Admission Restrictions	81

ARTICLE 11
MISCELLANEOUS

Section 11.01. Amendments; Waivers	81
Section 11.02. Appraisal; Appraisal Procedure; Arbitration Procedure	82
Section 11.03. Successors; Counterparts; Beneficiaries; Effectiveness	82
Section 11.04. Governing Law; Severability; Jurisdiction; Jury Trial	83
Section 11.05. Certain Matters Relating to Partners	83
Section 11.06. Further Assurance	84
Section 11.07. Power of Attorney	84
Section 11.08. Goodwill	84
Section 11.09. Notices	84
Section 11.10. Headings	85
Section 11.11. Tax Election	85
Section 11.12. Interest	85
Section 11.13. Liquidation Value Safe Harbor Election	85
Section 11.14. Follow-on Ventures	85

Appendix A – Definitions
Appendix B – Approved Accountants
Appendix C – Approved Appraisers
Appendix D – Approved Industry Consultants
Appendix E – Approved Investment Banks
Appendix F – Certain Representations and Warranties

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE
Appendix G – Form of Limited Partner Questionnaire

Schedule A-1 – Capital Commitments – Fund I

Schedule A-2 – Capital Commitments – Fund II

Schedule B-1 – Fund I Hotel Properties (Including Initial Hotel Properties)

Schedule B-1, Part 2 – Initial Hotel Properties (Fund I) (Historical Transfer Information)

Schedule B-2 – Fund II Hotel Properties

Schedule B-2, Part 2 – Fund II Initial Hotel Property (Historical Transfer Information)

Schedule C – Addresses for Notices

Schedule D-1 – Distribution Waterfall (Fund I)

Schedule D-2 – Distribution Waterfall (Fund II)

THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

HHR EURO C.V.

THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP dated as of April 28, 2011 (this “Agreement”) of HHR Euro C.V. (the “Partnership”).

W I T N E S S E T H :

WHEREAS, HST GP Euro B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“General Partner I”), HST LP Euro B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“HST LP I”), Stichting Pensioenfonds ABP, a Dutch foundation (stichting) (“ABP”), and Jasmine Hotels Private Limited, a Singapore private company with limited liability (“JHPL”) (collectively, the “Original Euro CV Partners”) executed and delivered that certain Agreement of Limited Partnership dated as of March 24, 2006, as amended by that certain First Amendment to Agreement of Limited Partnership dated as of July 21, 2006 and that certain Second Amendment to Agreement of Limited Partnership dated as of December 8, 2006 but effective July 21, 2006 (as so amended, the “Original Partnership Agreement”);

WHEREAS, the Original Euro CV Partners amended and restated the Original Partnership Agreement pursuant to that certain Amended and Restated Agreement of Limited Partnership dated as of December 8, 2006, as amended by that certain Amendment to Amended and Restated Agreement of Limited Partnership dated as of July 28, 2008 and that certain Second Amendment to Amended and Restated Agreement of Limited Partnership dated as of May 3, 2009 (as so amended, the “AAR Partnership Agreement”);

WHEREAS, HST GP TRS B.V. (the “TRS GP”), HST LP TRS B.V. (“Host LP TRS”), ABP and JHPL (collectively, the “TRS Partners”) executed and delivered that certain Amended and Restated Agreement of Limited Partnership dated as of December 8, 2006, as amended by that certain Amendment to Amended and Restated Agreement of Limited Partnership dated as of May 3, 2009 (as so amended, the “TRS C.V. Agreement”) pursuant to which HHR TRS C.V. (the “TRS C.V.”) was formed;

WHEREAS, in connection with the dissolution of the TRS C.V., and the related restructuring of the Partnership, the following occurred: (i) the TRS GP, as general partner of the TRS C.V., sold 100% of its shares in HHR TRS B.V. to HHR Euro Coöperatief U.A. in exchange for the Coop Note (defined below) and assumption of all outstanding debts of the TRS C.V., (ii) pursuant to the Consents and Waivers relating to the TRS C.V. Agreement executed by the TRS Partners and the other parties thereto dated on or about May 27, 2010, the TRS Partners distributed to the TRS Partners the Coop Note and agreed to dissolve and liquidate the TRS C.V. immediately thereafter, (iii) pursuant to the Distribution and Assignment of Coop Note among the TRS Partners and HHR Euro Coöperatief U.A. dated on or about May 27, 2010, the Coop Note was distributed to the TRS Partners as set forth therein, and on or about May 27, 2010, the TRS C.V. was dissolved and liquidated, (iv) pursuant to the Deed of Sale, Transfer and Assignment of Coop Note among TRS GP, Host LP TRS, HST LP I and HHR Euro Coöperatief U.A. dated on or about May 27, 2010, TRS GP and Host LP TRS transferred their respective interests in the Coop Note to HST LP I, (v) pursuant to the Consents and Waivers relating to the AAR Partnership Agreement executed by the Partners dated on or about May 27, 2010, the Partners unanimously consented to the contribution by ABP, JHPL and HST LP I of their respective interests in the Coop Note to the Partnership, (vi) pursuant to the Contribution Agreement among the Partners and HHR Euro Coöperatief U.A. dated on or about May 27, 2010, ABP, JHPL and HST LP I contributed their respective interests in the Coop Note to the Partnership in exchange for increases of each such Partner’s respective partnership interests, (vii) the parties to the AAR Partnership Agreement amended the AAR Partnership Agreement to, among other things, (A) reflect (x) such contribution of the Coop Note and the resulting Capital Commitment and Commitment Percentage of each Partner and (y) the dissolution of the TRS C.V., (B) in respect of Fund I, extend the Commitment Period to May 3, 2013, and (C) require the unanimous consent of the Partners for the acquisition of Partnership Investments from and after May 3, 2010 (the transactions described in this Recital being collectively referred to as the “Restructuring”);

WHEREAS, pursuant to that certain Deed of Transfer and Assignment of Partnership Interest of a Limited Partner effective as of June 1, 2010 (the “ABP Deed of Transfer”) among General Partner I, HST LP I, JHPL, ABP and APG Strategic Real Estate Pool N.V., a company organized under the laws of the Netherlands, with its corporate seat in Amsterdam, the Netherlands (“APG”), (x) ABP transferred its interests in the Partnership and any related rights and ancillary documents to APG and APG was admitted as a Substituted Limited Partner (collectively, the “ABP Transfer”) and (y) the Partners (other than ABP) consented to the ABP Transfer as required by Sections 10.02 and 10.05 of the AAR Partnership Agreement;

WHEREAS, in connection with the Restructuring and the ABP Transfer, the Original Euro CV Partners and APG amended and restated the AAR Partnership Agreement pursuant to that certain Second Amended and Restated Agreement of Limited Partnership dated as of May 27, 2010 (the “Existing Partnership Agreement”);

WHEREAS, the partners in the Partnership desire to amend and restate the Existing Partnership Agreement in order to expand the Partnership to provide a platform from which to further invest in Partnership Investments, and modify the Existing Partnership Agreement to, among other things, admit HST Euro II LP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“HST LP II”), as a Limited Partner with an interest in Partnership Investments for Fund II to HHR Euro C.V.; and

WHEREAS, in connection with the amendment and expansion of the Partnership, pursuant to that certain LMP Transfer Agreement (the “LMP Transfer Agreement”), a subsidiary of Host Hotels & Resorts, Inc., intends to transfer the leasehold interest in Le Meridien Piccadilly (the “Initial Fund II Hotel Property”) as a Partnership Investment for Fund II;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

GENERAL PROVISIONS

Section 1.01. Definitions; Interpretation. (a) Capitalized terms used herein without definition have the meanings assigned to them in Appendix A hereto.

(b) In construing this Agreement, unless otherwise specified:

(i) references to sections, parties, schedules and recitals are to sections of, and the parties, schedules and recitals to, this Agreement;

(ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns;

(iii) use of any gender includes the other genders;

(iv) words denoting the singular include the plural and vice versa;

(v) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted;

(vi) a reference to a date which is not a Business Day is to be construed as a reference to the next succeeding Business Day;

(vii) a reference to an agreement or other document is a reference to that agreement or document as supplemented, amended or novated from time to time;

(viii) headings and titles are for convenience only and do not affect the interpretation of this Agreement;

(ix) the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(x) general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words (and accordingly “including” means including without limitation); and

(xi) except as provided in Section 11.09, references to “writing” include fax transmission and, include email and similar electronic means of communication.

Section 1.02. Partnership Name. The name of the Partnership is HHR Euro C.V.

Section 1.03. Seat. (a) The seat of the Partnership will be located in Amsterdam, the Netherlands. To the extent necessary, the parties declare that when the Partnership was formed, the center of its external activities (centrum van optreden naar buiten) was located in the Netherlands.

(b) The address of the Partnership and of the General Partner shall be Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands, or such other place in the Netherlands as the General Partner shall determine in its discretion. If the General Partner shall determine to change its business address, it shall notify the Limited Partners in advance in writing.

Section 1.04. Formation of the Partnership; Partnership Portfolio of Funds. (a) The parties hereby agree to continue the Partnership as a limited partnership (commanditaire vennootschap) under and pursuant to Dutch Law. This Agreement amends and restates the Existing

Partnership Agreement which amended and restated the AAR Partnership Agreement which in turn amended and restated the Original Partnership Agreement, as amended by Amendment No. 1 and Amendment No. 2. Legal title to assets of the Partnership shall be formally held (goederenrechtelijk) by the General Partner for the benefit of all the Partners having an interest in a Fund (defined below) to which such assets belong. All Partners having an interest in the Fund to which such assets belong are beneficially entitled to the assets. This Agreement is to be construed such that the Partnership does not qualify as an open limited partnership (open commanditaire vennootschap) as defined in article 2, paragraph 3, sub c of the General Tax Act (Algemene wet inzake rijksbelastingen). The Partnership is a closed limited partnership (besloten commanditaire vennootschap) for Dutch tax purposes.

(b) (i) Within the limitations set forth in Section 1.05, the General Partner may establish and designate, one or more series of partnership interests (each such series, a “Fund”), having separate rights, powers and duties with respect to specific assets and liabilities associated with the Partnership, and profits and losses associated with such specific assets and liabilities, and any such Fund may have a separate investment objective and targeted returns. The records maintained for any Fund shall account for assets and liabilities allocated or attributable to such Fund separately from the assets and liabilities allocated or attributable to any other Fund and such records shall be held separately with respect to each Fund. Other than with the prior written unanimous consent of the Partners having an interest in a Fund, the terms, rights, powers, and duties of the General Partner with respect to such Fund shall be the same as the terms, rights, powers and duties of the General Partner with respect to the Partnership pursuant to this Agreement. For the avoidance of doubt, the establishment of any Fund other than Fund I and Fund II (as each such term is defined below) shall require the prior written unanimous consent of all Partners.

(ii) The General Partner of the Partnership hereby establishes and designates the Partnership Investments held by the Partnership through Coop I or subsidiaries of Coop I and the related rights, titles and interests of the Partners in and to such Partnership Investments as Fund I (“Fund I”). The General Partner of the Partnership hereby establishes and designates the Partnership Investments owned by the Partnership through a Coop other than Coop I, or subsidiaries of such a Coop, and the related rights, titles and interests of the Partners in and to such Partnership Investments as Fund II (“Fund II”), which for the avoidance of doubt shall include the to be acquired Coop and the related assets as contemplated by the LMP Transfer Agreement upon consummation of the LMP Transfer Agreement, provided if the transactions contemplated by the LMP Transfer Agreement have not been consummated on or before the date which is three months after the date on which the LMP Transfer

Agreement has been executed, the General Partner shall cause a new Coop to be formed for the purpose of Fund II. For the avoidance of doubt, each of Fund I and Fund II is a “Fund” and all terms, rights, powers, preferences and duties applicable to a Fund in this Agreement shall be applicable to Fund I and Fund II, and, unless otherwise provided in an amendment to this Agreement establishing a new Fund, to each subsequently-formed Fund. The General Partner of the Partnership shall in such capacity manage the affairs of Fund I and Fund II, and, unless otherwise provided in such amendment, each subsequent Fund.

(iii) Within the limitations set forth in Section 1.05, all consideration received by the Partnership for the issue or sale of limited partnership interests with respect to a particular Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any other assets and liabilities associated with such Fund, shall be referred to as “assets and liabilities belonging to” that Fund and shall be deemed to be associated solely with such Fund and belong solely to the Partners having an interest in such Fund. In addition, in accordance with and subject to Article 4 and Article 6 of this Agreement, any assets, income, earnings, profits, and proceeds thereof, funds, liabilities or payments which are not readily identifiable as belonging to any particular Fund, shall be allocated by the General Partner in such a manner as the General Partner reasonably deems fair and equitable, among one or more of the Funds (subject to any approval of the Partners required by the process involving Budgets and Business Plans outlined in Section 2.12 and the expense allocation process described in Article 4); such allocated items shall be referred to as “assets and liabilities belonging to” the Fund to which such items are allocated. The assets belonging to a particular Fund shall be so recorded upon the books of the Partnership and of the particular Fund and such assets shall be held separately by or on behalf of such Fund for the sole benefit of the Partners having an interest in such Fund. Within the limitations set forth in Section 1.05 and consistent with Section 2.10, cash belonging to a Fund shall be held in a bank account maintained by the General Partner in the name of the applicable Coop or other Partnership Investment Vehicle.

(iv) Within the limitations set forth in Section 1.05 and other than is expressly permitted by this Agreement, the General Partner shall use its best efforts to (x) procure that the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing with respect to a particular Fund, shall be enforceable only against the assets belonging to such Fund and not against the assets of the Partnership generally, or any other Fund; and that none of the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing with respect to the Partnership generally, or any other Fund, shall be enforceable against the assets belonging to such Fund, and (y) ensure that any creditor of a Fund may look only to the assets belonging to such Fund to satisfy such creditor’s debt, and not to the assets belonging to any other Fund, or the assets of the Partnership generally.

(v) For any matter arising under this Agreement with respect to which Limited Partners are entitled to vote (including, but not limited to, all matters set out in Sections 2.03(b)(i) and 3.02), (i) if such matter exclusively relates to a specific Fund, the Limited Partners having an interest in such Fund (voting as a single class or group) shall be entitled to vote on such matter, and (ii) if such matter relates to the Partnership generally or could reasonably be expected to affect the Partnership in general, all Limited Partners (voting as a single class or group) shall be entitled to vote on such matter, with each Limited Partner voting in proportion to its aggregate interests in the Partnership or Fund, as applicable.

(vi) Without the prior written unanimous consent of all Limited Partners, in order to avoid conflicts of interests between Funds, any future Partnership Investments may only be pursued through one Fund.

Section 1.05. Objects of the Partnership. The objects of the Partnership are (a) to establish and designate one or more Funds for Partnership Investments, (b) to identify potential Partnership Investments, (c) solely, indirectly, through, and/or by means of acquisition of, Partnership Investment Vehicles, to acquire, improve, maintain, renovate, rehabilitate, reposition, own, hold, operate, manage, supervise, lease, finance, mortgage, pledge, exchange, divide, combine, sell, transfer, convey, assign, grant options with respect to, dispose of or otherwise deal in and transact business with respect to Partnership Investments, (d) pending utilization or disbursement of funds, to invest such funds in accordance with Section 2.10 for the benefit of the applicable Fund, (e) solely, indirectly, through Partnership Investment Vehicles, to participate in and to otherwise acquire or maintain an interest in the management of other business enterprises that deal in and transact business with respect to Real Estate Assets, (f) solely, indirectly, through Partnership Investment Vehicles, to provide financing to affiliates and third parties in connection with Real Estate Assets, (g) solely, indirectly, through Partnership Investment Vehicles, to obtain financing and to provide security, guaranty or otherwise undertake the obligations of and to third parties in connection with Real Estate Assets (including pursuant to hedging arrangements), (h) solely, indirectly, through Partnership Investment Vehicles, subsequent to the initial investment in any Partnership Investment, to make additional investments in the assets comprising such Partnership Investment (including investments for capital improvements or other improvements or alterations to any property constituting a Partnership Investment or otherwise to protect the Partnership’s investment for a Fund, in any Partnership Investment or to provide working capital for any Partnership Investment) (“Follow-On Investments”), and (i) subject to Section 4.02, to conduct all activities which are incidental to any of the foregoing, including, without limitation, to form and administer Partnership Investment Vehicles, to enforce contracts, to obtain representation in Portfolio Companies, to retain professionals, advisors, brokers, consultants and other service providers, to procure insurance, to maintain books and records and prepare financial statements, and to prepare budgets and business plans. The Partnership shall have the power to do all other acts (solely through Partnership Investment Vehicles) necessary to or for the furtherance of the objects described in this Section 1.05. The Partnership shall not directly provide any security, guaranty or otherwise undertake any obligation to any third party whatsoever except as permitted by Section 4.02. The Partnership is not able to perform any legal act outside the scope of the objects as provided for in this Section 1.05 and any act by the General Partner on behalf of the Partnership outside the scope of these objects shall be deemed to be an act of the General Partner itself and shall not be deemed to have been made on behalf of the Partnership.

Section 1.06. Liability of the Partners Generally. (a) The General Partner shall have unlimited liability to third parties for any and all liabilities of the Partnership as its general partner (beherend vennoot). All obligations of the Partnership to third parties shall be in the General Partner’s name.

(b) Except as otherwise provided in this Agreement or under the C.V. Law, no Limited Partner (or former Limited Partner) shall be obligated to make any contribution to the Partnership, or a Fund, or have any liability for the debts and obligations of the Partnership or a Fund.

(c) The General Partner shall at all times act in good faith and in the best interests of the Partnership and each Fund. In managing the affairs of the Partnership and each Fund, subject to the rights of the Limited Partners, and in its dealing with the Limited Partners, the General Partner shall be subject to the standard of care a general partner is required to use with respect to a limited partnership and its limited partners under the C.V. Law, which standard of care shall include: (a) a duty of loyalty, which requires the General Partner to carry out its responsibilities with respect to the Partnership and each Fund with loyalty, honesty, good faith and fairness toward the Partnership, each Fund and the Limited Partners and (b) a duty of care, which requires the General Partner to discharge its duties with the diligence, care and skill that a general partner would be required under the C.V. Law to exercise under similar circumstances, including actions with respect to the safekeeping of and use of all funds, assets and records of the Partnership and each Fund. Unless expressly stated otherwise, the standard of performance applicable to the General Partner as set forth in this Section 1.06(c) shall be applicable to the General Partner in performing its obligations under each provision of this Agreement. The General Partner has not engaged and will not engage in any activities unrelated to the Partnership or the Partnership Investments.

Section 1.07. Admission of Limited Partners; Additional Limited Partners; Increase of Capital Commitments. (a) On the date of the Original Partnership Agreement, counterparts of the Original Partnership Agreement were executed and delivered by (or, pursuant to a power of attorney, on behalf of) each of HST LP I, ABP, and JHPL, each such party’s subscription for a limited partner interest in the Partnership was accepted by the General Partner and approved by the Limited Partners, and each such party became a Limited Partner (and will be shown as such on the books and records of the Partnership in respect of Fund I). Pursuant to the ABP Transfer, ABP transferred its interest to APG. On the execution by HST LP II, APG and JHPL (or powers of attorney on behalf of such parties) of this Agreement and each such party’s subscription to the Partnership for the purpose of investing in Partnership Investments in Fund II to be indirectly acquired by the Partnership (commencing with the Initial Fund II Hotel Property) was accepted by the General Partner, and each such party shall be granted an interest in Fund II (as will be shown on the books and records of the Partnership in respect of Fund II).

(b) At any time, subject to the prior written unanimous consent of the Partners, the General Partner may cause the Partnership to admit additional Limited Partners, grant additional Limited Partners an interest in one or more Funds, allow any existing Limited Partner to increase its original Capital Commitment with respect to one or more Funds, and, in connection therewith, shall cause the value of the assets of such Fund or Funds to be determined pursuant to Section 11.02. The General Partner shall deliver to each Limited Partner having an interest in a Fund a notice (a “NCP Notice”) setting forth (i) the value of such Fund’s assets giving effect to the admission of the New Commitment Partner or the increase in Capital Commitment of an existing Limited Partner with respect to such Fund, minus the Partnership’s liabilities attributable to such Fund (with respect to a Fund, the “Fund Net Asset Value”), (ii) the amount of the Capital Contribution to be made by the New Commitment Partner with respect to such Fund, and (iii) the resulting Capital Commitment, Investment Percentages, Commitment Percentages, Available Commitment Percentages, Capital Commitments and Capital Contributions taking into account the proposed admission of an additional Limited Partner (or an increase in any existing Limited Partner’s Capital Commitment). The resulting Investment Percentage for the New Commitment Partner (defined below) is herein referred to as the “NCP Investment Percentage”. ****************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** **************. A Person shall become an additional Limited Partner and shall be granted an interest in one or more Funds (which shall be shown on the books and records of the Partnership and on the books and records of the Partnership for such Funds) upon execution and delivery by (or, pursuant to a power of attorney, on behalf of) such Person and the General Partner of counterparts of this Agreement, subject to the terms of this Section 1.07.

(c) Any Limited Partner admitted to the Partnership pursuant to Section 1.07(b) on any Closing Date other than the first Closing Date (and, including, other than in the case of a pro rata increase by all Limited Partners in their Commitments, any Limited Partner so increasing its Capital Commitment to the extent of any increase in its Capital Commitment on any such subsequent Closing Date) (each such Limited Partner, a “New Commitment Partner”) shall:

(i) make a Capital Contribution in the amount set forth in the NCP Notice;

(ii) make a Capital Contribution in an amount equal to the aggregate amount of Capital Contributions that would have been made by such New Commitment Partner pursuant to Section 4.02(a) in respect of Organizational Expenses had such New Commitment Partner been admitted to the Partnership and been granted an interest in a Fund on the first Closing Date applicable to such Fund ************************************************************************************** *********************************************************************

(iii) make a Capital Commitment equal to the Capital Commitment set forth in the NCP Notice;

provided that, with respect to any New Commitment Partner that is a Limited Partner increasing its Capital Commitment on such Closing Date, the amount payable by such New Commitment Partner pursuant to Section 1.07(c)(i) or 1.07(c)(ii) shall be decreased by the aggregate amount of Capital Contributions made thereto by such New Commitment Partner attributable to such Fund; and

provided further that, for the avoidance of doubt, this Section 1.07(c) is not applicable to the current Limited Partners in respect of the capital commitment increase in respect of the capitalization of Fund II as set out in Schedule A-2.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) The amount contributed by each New Commitment Partner with respect to a Fund pursuant to Section 1.07(c)(i) on any Closing Date other than the first Closing Date shall not be available for distribution to the Partners until the second anniversary of such subsequent Closing Date but shall be available to the General Partner for application to Partnership Expenses attributable to such Fund and the investment in Partnership Investments for such Fund.

(e) As promptly as practicable after any Closing Date after the first Closing Date, with respect to any Fund, the Partnership shall distribute to the Limited Partners having an interest in such Fund, their pro rata share of the aggregate amounts contributed by the New Commitment Partners, with respect to such Fund, having been granted an interest in such Fund pursuant to Section 1.07(c)(ii) on such subsequent Closing Date.

Section 1.08. Transparency.

(a) Notwithstanding anything in this Agreement to the contrary, each Partner represents, as of the date hereof, that it is not an entity which is transparent for Dutch corporate income and dividend tax purposes and covenants that it will not transfer any interest to such an entity, it being agreed that no partner in this Partnership may be an entity which is transparent for Dutch corporate income and dividend tax purposes. Each Partner agrees that in the event that, if, as a result of any change in Dutch tax law or otherwise, it may become or becomes an entity that is transparent for Dutch corporate income and dividend tax purposes, it shall promptly take all necessary action to continue to be or become again non-transparent, including a transfer of its interest in the Partnership to a wholly-owned entity that is non-transparent from a Dutch tax perspective. Prior to such transfer, the Partner shall consult with the General Partner and external Dutch tax counsel to review and confirm that this transfer does not cause the Partnership to become non-transparent from a Dutch tax perspective, it being understood that such transfer is subject to the transfer restrictions set forth in this Agreement.

(b) Each Partner agrees that if, as a result of any change in Dutch tax law, government policy, tax authorities policy or otherwise, the transparency of a Partner for Dutch corporate income tax and dividend tax purposes shall no longer affect the tax transparency of the Partnership, and more specifically, if such transparency of a Partner no longer requires that an admission of a new partner or the transfer of an interest in the Partnership or in such tax transparent Partner requires the prior unanimous consent of all partners in the Partnership and in such tax transparent Partner as set out in the ‘Stapelresolutie’ (Resolution by the Dutch State Secretary for Finance of 11 January

2007, nr. CPP2006/1869M), subject to the receipt by the General Partner of a legal opinion or tax ruling to the effect that there would occur no adverse tax consequences to the Partnership, Section 1.08(a) will no longer apply as of the date on which such change has become effective, provided the foregoing shall not modify any provision of this Agreement requiring the consent of Partners to proposed transfers by other Partners or to changes in the relative interests of such Partners in the Partnership as a whole or with respect to a particular Fund.

ARTICLE 2

MANAGEMENT AND OPERATIONS OF THE PARTNERSHIP

Section 2.01. Management Generally. (a) The management and control of the Partnership shall be vested in the General Partner; however, the Limited Partners shall have certain rights with respect to certain matters of the Partnership as described in this Agreement. The Limited Partners shall have no authority or right to act on behalf of the Partnership in connection with any matter and shall not engage in any way in the day-to-day business of the Partnership.

(b) The General Partner shall have the right to delegate certain management and administrative responsibilities set forth in Section 2.02 to one or more of its Affiliates, which in no event shall be a Limited Partner. Any delegation of management and administrative responsibilities by the General Partner to a Person who is not an Affiliate of the General Partner shall be subject to the unanimous consent of the Limited Partners.

Section 2.02. Authority and Duties of the General Partner. The General Partner shall have the power within the objects of the Partnership described in Section 1.05 and subject to the limitations contained in this Agreement, to act for the benefit of the Partnership on all matters, including, without limitation (to the extent not limited by the following):

(a) through subsidiaries of the General Partner, including, without limitation, any Coop or Partnership Investment Vehicle, take the actions described in Section 1.05(b) and (c);

(b) with respect to any Fund, cause the applicable Coop or Partnership Investment Vehicle (but not the Partnership) to borrow money, issue (or guarantee) evidences of recourse and non-recourse indebtedness and cause the applicable Coop or Partnership Investment Vehicle to obtain lines of credit, loan commitments and letters of credit provided the indebtedness incurred by such Coop or Partnership Investment Vehicle may be guaranteed by the related Coop or other related Partnership Investment Vehicle in the same Fund and may be secured by pledges, mortgages or other liens on any and all of the assets held by such Coop or such Partnership Investment Vehicle, including as contemplated by Section 2.13, however such indebtedness may not be secured by assets directly owned by the Partnership or assets of another Fund;

(c) cause the applicable Coop or Partnership Investment Vehicle to prepay in whole or in part, refinance, recast, increase, modify or extend any existing liabilities affecting any Partnership Investment (or any underlying assets) belonging to a Fund to which the applicable Coop or Partnership Investment Vehicle belongs and, in connection therewith, cause the applicable Coop or Partnership Investment Vehicle to execute any extensions or renewals of encumbrances on any or all of the Partnership Investments (or any underlying assets) belonging to such Fund;

(d) cause the applicable Coop or Partnership Investment Vehicle to negotiate, execute and take any action under any deed, lease, easement, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, certificate or other instrument or undertaking in connection with the acquisition, holding, financing, management, maintenance, operation, lease, pledge, sale or other disposition of a Partnership Investment (or any underlying assets) or as the General Partner shall determine, in its discretion, to be necessary or desirable to further the objects of the Partnership and the applicable Fund to which the applicable Coop or Partnership Investment Vehicle belongs, including permitting the applicable Coop or Partnership Investment Vehicle to grant or refrain from granting any waivers, consents and approvals with respect to any of the foregoing and any matters incident thereto;

(e) subsequent to the initial investment in any Partnership Investment, cause the applicable Coop or Partnership Investment Vehicle to make Follow-On Investments;

(f) cause the applicable Coop or Partnership Investment Vehicle to hold Partnership Investments attributable to a Fund for the benefit of the Partners having an interest in such Fund;

(g) cause the applicable Coop or Partnership Investment Vehicle to obtain representation in the management of Portfolio Companies (and otherwise, if applicable, in connection with other Partnership Investments), which may involve, without limitation, securing representation on boards of directors of Portfolio Companies, creditors’ committees, management committees of partnerships, property owners’ associations or other entities or other similar boards, committees or other governing bodies in respect of such companies or investments, or on behalf of, the applicable Coop or the applicable Partnership Investment Vehicle, to employ experts to render managerial assistance to such companies or investments;

(h) cause the applicable Coop, Portfolio Company or Partnership Investment Vehicle to lend money or other assets of such Coop, Portfolio Company or Partnership Investment Vehicle upon such terms and with (or without) such security as the General Partner shall deem appropriate to any Coop, Portfolio Company or Partnership Investment Vehicle in the same Fund;

(i) within the limitations of Section 2.12 and Section 4.02, use, or to cause the applicable Coop or Partnership Investment Vehicle to use, the services of any and all persons providing legal, accounting, engineering, brokerage, consulting, appraisal, investment advisory, financial advisory, property management, leasing brokers, artisan, construction, repair or custodian services, or such other Persons as the General Partner deems necessary or desirable for the management and operation of the Partnership and its Partnership Investments (and any underlying assets), including the General Partner and the Affiliates of the General Partner and Persons who also are otherwise employed or hired by any Affiliate of the General Partner; provided, however, this shall not include the power to employ or hire persons for or on behalf of the Partnership or a Fund, provided, further, nothing herein shall preclude any Portfolio Company from hiring employees, including as may be necessary or recommended in any jurisdiction in which a Hotel Property is located or such Portfolio Company is a resident, including in order to establish tax residency in a jurisdiction;

(j) within the limitations of Section 2.12 and Section 4.02, incur and pay all expenses, fees and obligations incident to the operation and management of the Partnership or a Fund, any Portfolio Company or Partnership Investment Vehicle or that may be applicable in connection with any transactions entered into by or on behalf of the Partnership for a Fund, any Portfolio Company or Partnership Investment Vehicle , including the services referred to in clause (i), taxes, interest, travel, rent, insurance and supplies;

(k) make interim investments (which may be made through an agent) of cash reserves and other liquid assets belonging to a Fund as provided in Section 2.10 prior to their use for Partnership or Fund purposes or distribution to the Partners having an interest in such Fund (provided any distribution of amounts shall be based on allocations reasonably made by the General Partner based on the Fund that is the source of proceeds and such interim investments shall be made and held separately for each Fund);

(l) acquire and enter into any contract of insurance necessary or desirable for the protection or conservation of the Partnership, each Fund and their respective assets or otherwise in the interest of the Partnership, or Fund, as the General Partner shall determine, in respect of any liabilities for which the General Partner or any other Indemnified Person would be entitled to indemnification under this Agreement;

(m) open and close accounts and deposits, maintain and withdraw funds in the name of the Partnership, any Coop, any Portfolio Company and any Partnership Investment Vehicle in banks, savings and loan associations, brokerage firms or other financial institutions and draw checks or other orders for the payment of monies (provided the General Partner shall maintain separate bank accounts for each Fund pursuant to Section 2.10);

(n) distribute funds to the General Partner and the applicable Limited Partners by way of cash or otherwise, all in accordance with the provisions of this Agreement;

(o) bring and defend (or cause the applicable Coop or Partnership Investment Vehicle to bring and defend) actions and proceedings at law or equity before any court or governmental, administrative or other regulatory agency, body or commission or otherwise;

(p) prepare and cause to be prepared reports, statements and other relevant information for distribution to the General Partner and the applicable Limited Partners;

(q) prepare and file (or cause the applicable Coop or Partnership Investment Vehicle to prepare and file) all necessary tax returns, elections and statements and pay all taxes, tax assessments and other tax or similar public impositions applicable to the assets of a particular Fund and withhold amounts with respect thereto from funds otherwise distributable to the General Partner or any applicable Limited Partner;

(r) effect a dissolution of the Partnership and carry out the liquidation of the Partnership following such dissolution;

(s) cause the applicable Coop or Partnership Investment Vehicle to make all elections, investigations, evaluations and decisions, binding the relevant Coop or Partnership Investment Vehicle thereby, that may, in the discretion of the General Partner, be necessary or desirable for the acquisition, management or disposition of investments by a particular Coop or Partnership Investment Vehicle;

(t) maintain records and accounts of all operations and expenditures of the Partnership and any Fund;

(u) determine the accounting methods and conventions to be used in the preparation of any accounting or financial records of the Partnership or any Fund, provided that such records shall be maintained in Euros and in accordance with international financial reporting standards (“IFRS”);

(v) maintain separate operations of each Fund including entering into third party contracts in the name of the applicable Coop or Partnership Investment Vehicle or Portfolio Company to the greatest extent reasonably practicable;

(w) convene meetings of the applicable Limited Partners for any purpose;

(x) cause the applicable Coop to form and structure Partnership Investments and series of Partnership Investments through Partnership Investment Vehicles applicable to each Fund pursuant to Section 3.03 and cause the applicable Coop to incorporate or form additional subsidiaries and transfer the shares or interests in any existing subsidiary or subsidiaries to such newly-formed subsidiaries, provided that, without the prior written consent of the applicable Limited Partners, no transfer of shares or interests in any existing subsidiary shall be made to any subsidiary that is not wholly owned (directly or indirectly) by the relevant Fund (or the General Partner on behalf of the Partners) and provided that all subsidiaries referred to above are entities with liability limited to their respective assets;

(y) cause the applicable Coop or Partnership Investment Vehicle to enter into any hedging transaction for interest rate risk as the General Partner shall determine to be necessary or desirable to further the purposes of the Fund to which the applicable Coop or Partnership Investment Vehicle belongs;

(z) cause the applicable Coop or Partnership Investment Vehicle to enter into any hedging transaction, including any forward contracts, for currency risk as is necessary or desirable to further the purposes of the relevant Fund to which the applicable Coop or Partnership Investment Vehicle belongs;

(aa) cause the applicable Coop or Partnership Investment Vehicle to assume or guarantee liabilities on behalf of the applicable Fund to which the applicable Coop or Partnership Investment Vehicle belongs in respect of Real Estate Assets;

(bb) with respect to any Fund, cause the applicable Coop to enforce the Asset Management Agreement on behalf of Partners having an interest in such Fund;

(cc) with respect to Fund I, acquire the Installment Note entered into by Coop I and HST GP TRS B.V. with a principal amount of €8,099,826 (the “Coop Note”) as described in Schedule B-1, Part 2; and

(dd) cause the applicable Coop or Partnership Investment Vehicle to acquire or invest in any other debt instruments or ‘receivables’ (as defined under Dutch law).

Section 2.03. Other Authority; Major Decisions, Etc. (a) The General Partner agrees to use its commercially reasonable efforts to operate the Partnership and the Funds in such a way that (i) the Partnership will not be an “investment company” within the meaning of the Investment Company Act (except for purposes of Sections 12(d)(1)(A)(i) and (B)(i) thereunder), (ii) the General Partner will be in compliance with the Advisers Act, if applicable, (iii) none of the Partnership’s assets would be deemed “plan assets” for purposes of ERISA, and (iv) each of the Partnership and the General Partner will be in compliance with any applicable law, regulation or guideline, issued by a regulatory authority, government body or recognized securities exchange, in each case a violation of which would have a material adverse effect on the Partnership. The General Partner is hereby authorized to take any action it has determined to be necessary or desirable in order for (i) the Partnership not to be in violation of the Investment Company Act, (ii) the General Partner not to be in violation of the Advisers Act, (iii) the Partnership’s assets not to be deemed “plan assets” for purposes of ERISA, or (iv) each of the Partnership and the General Partner not to be in violation of any applicable material law, regulation or guideline, issued by a regulatory authority, government body or recognized securities exchange, including (A) making structural, operating or other changes in the Partnership by amending this Agreement or otherwise, (B) requiring the sale in whole or in part of any Partnership Investment or other asset or (C) dissolving the Partnership (provided that any such amendment, sale or dissolution to cure any violation of such law, regulation or guideline of the Partnership may only be made if such amendment, sale or dissolution of the Partnership is necessary or advisable to cure the items described in clauses (i)-(iv) above and such amendment, sale or dissolution of the Partnership does not (x) increase or lead to violation of the obligations (including regulatory obligations) or liabilities (including with respect to tax exposure) of any Limited Partner, (y) adversely affect any Limited Partner’s economic rights hereunder or (z) adversely affect its status as a tax-exempt entity or pension fund (if appropriate); provided, further, that the General Partner shall prior to such action consult with the Limited Partners (other than any Host Limited Partner) to determine if the consequences described in the foregoing clauses (x)-(z) would be the result). The General Partner shall notify the Limited Partners of any action taken pursuant to this Section 2.03(a).

(b) In addition to any other matters for which the Partners are provided with voting rights under this Agreement, the following powers of the Partnership shall be exercised by the General Partner only with the required vote of the Partners:

(i) the following decisions, which decisions shall require the prior written unanimous consent of the Partners, or as contemplated in Section 1.04(b), if exclusively relating to a specific Fund, the Partners having an interest in such Fund:

(A) causing the recapitalization of the Partnership or a Fund (for the avoidance of doubt, a recapitalization of the Partnership or a Fund does not include the making of any Extraordinary Loans);

(B) causing the applicable Coop or Partnership Investment Vehicle to enter into a financing transaction that is either (1) a “cash-out” financing (i.e., the loan proceeds realized are in an aggregate amount in excess of the principal amount of the debt being refinanced) but is not entered into as part of the acquisition of a Real Estate Asset or contemplated by the relevant approved Budget, or (2) as described in Section 3.02, with respect to any Real Estate Asset that is not incurred in connection with the acquisition of such Real Estate Asset and is not a refinancing of any such acquisition financing;

(C) causing the merger of the Partnership, a Fund or a Coop with or into another entity, or otherwise reorganizing or restructuring the Partnership, a Fund or a Coop (for the avoidance of doubt, which includes any transaction between two or more Funds or their respective Coops or their respective Partnership Investment Vehicles);

(D) causing an initial public offering of interest in the Partnership;

(E) causing the applicable Coop or Partnership Investment Vehicle to reposition a Partnership Investment which will result in the closing of an entire Hotel Property (unless a Consolidation Event shall have occurred, in which case the vote of the Required Limited Partners shall be required);

(F) acquisition by the Partnership directly of or investments by the Partnership directly in any debt instruments or “receivables” (as defined under Dutch tax law), provided for avoidance of doubt, in connection with any Partnership Investments by a Coop or Partnership Investment Vehicle, any acquisition of debt instruments as part of an overall transaction whereby a controlling interest in such Hotel Property is acquired would require Partner consent pursuant to Section 2.03(b)(iii)(A);

(G) the General Partner commencing (on its own behalf or on behalf of the Partnership, or causing a Coop or relevant Partnership Investment Vehicle to commence) a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the General Partner, the Partnership, a Coop or relevant Partnership Investment Vehicle, or debts of the General Partner, the Partnership, a Coop or relevant Partnership Investment Vehicle, under any bankruptcy, insolvency, reorganization or other similar law; or the appointment of a trustee, administrator, receiver or other entity for the purpose of disposing of the Partnership Investments for the benefit of creditors; or any other transfer of Partnership Investments, whether voluntary or involuntary, for the benefit of creditors;

(H) transfers of limited partnership interests as described in Section 5.03, Section 5.04, Section 10.01, Section 10.02 and Section 10.05 of this Agreement (it being understood that any admission or substitution, whether in full or in part, absolute or relative, of a limited partnership interest requires the prior written consent of all Partners (except for the consent of a Defaulting Limited Partner pursuant to Section 5.03), and transactions not compliant with this approval requirement are void);

(I) the admission of New Commitment Partners as described in Section 1.07(b) (it being understood that any such admission requires the prior written consent of all Partners (except for the consent of a Defaulting Limited Partner pursuant to Section 5.03), and transactions not compliant with this approval requirement are void);

(J) the deviation by the Partnership, any Coop or any Partnership Investment Vehicle from investment and/or leverage limitations and guidelines as described in Section 3.02;

(K) the acquisition by any Coop or Partnership Investment Vehicle of real property that is not a Real Estate Asset;

(L) confessing, consenting to or appealing against a judgment against the Partnership, any Coop or any Partnership Investment Vehicle in connection with any threatened or pending Proceeding; or commencing or settling any Proceeding in the name of the Partnership, any Coop or any Partnership Investment Vehicle or with respect to the Partnership Investments, in each case if the amount in dispute is in excess of******************;

(M) the extension of the Commitment Period as described in Section 5.01(g);

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(N) any amendment or waiver of provisions in the Asset Management Agreement;

(O) the extension of the term of this Agreement as described in Section 9.01;

(P) any amendment of this Agreement, except as provided in Section 11.01(a);

(Q) the development of a Hotel Property by any Coop or any Partnership Investment Vehicle;

(R) the payment of the early promote to the General Partner from capital contributions pursuant to Section 6.03;

(S) any Credit Facility or any other agreement pursuant to which all or a portion of the aggregate Available Capital Commitments of all Limited Partners is pledged, assigned or otherwise provided as security by the General Partner; and

(T) acquisition of any Partnership Investment (other than Follow On Investments) by the General Partner on behalf of and in the name of the Partnership after May 3, 2010 with respect to Fund I.

(ii) ***************************************************************************************** ********************************************************************************************

(iii) the following decisions, which decisions shall require the consent or approval of the Required Limited Partners, or as contemplated in Section 1.04(b), if exclusively relating to a specific Fund the consent or approval of Required Limited Partners having an interest in such Fund:

(A) provided no Consolidation Event shall have occurred, causing the applicable Coop or Partnership Investment Vehicle to acquire Real Estate Assets or acquiring such Coop or Partnership Investment Vehicle, to the extent such does not deviate from investment or leverage limitations in which case Section 2.03(b)(i)(J) applies;

(B) provided no Consolidation Event shall have occurred, as described in Section 3.02, causing any Coop or Partnership Investment Vehicle to enter into financing transactions related to the acquisition of Real Estate Assets and

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any refinancing thereof (except for financing transactions contemplated by Section 2.03(b)(i)(B));

(C) adoption of the Business Plans and the Budgets, in each case, as contemplated by Section 2.12;

(D) Dispositions of Partnership Investments (including Dispositions as set out in Section 2.12(f), in which event the General Partner is obligated to cause the applicable Coop or Partnership Investment Vehicle to sell the relevant assets on a best efforts basis);

(E) approval or disapproval of an Approved Accountant, Approved Appraiser, Approved Industry Consultant or Approved Investment Bank in addition to those specified on Appendices B, C, D and E; and

(F) any currency hedging transaction, other than as required by a third-party lender to (1) any Portfolio Company or (2) any Partnership Investment Vehicle.

(c) In this Agreement, the words “approval” and “consent” shall mean the prior written consent or approval of the Partners having the right to consent or approve, which consent or approval shall not be, other than as provided in this Agreement, unreasonably withheld or delayed, unless in connection with any transfer of limited partnership interest, (relative or absolute) substitution of a limited partner, deemed capital contribution or forced sale of a limited partnership interest or admission of a New Commitment Partner or Substituted Limited Partner or increase of commitments. It is understood that in determining whether to withhold or delay its consent or approval, a Limited Partner shall be entitled to consider its own interest in one or more Funds as a partner in the Partnership.

(d) The General Partner shall cause the Manager to employ or cause its sub-asset manager to employ in Europe (x) a managing director, or an individual in such capacity, ********************************************************************* ************************************************* ************************************************************************************************************ ************************************************************************************************************ ******************************. In the event the employment of the managing director ends or terminates, the General Partner shall cause the Manager to engage or cause its sub-asset manager to engage a replacement managing director within ninety (90) days of such time, provided that a sub-asset manager shall always be a wholly-owned subsidiary of the Manager, unless all Limited Partners agree differently.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) The Partners acknowledge that each of the Host Limited Partners and the General Partner is or will be an indirect subsidiary or Affiliate of Host Holding Business Trust and Host Hotels & Resorts, Inc. (each, a “Host REIT”), each a “real estate investment trust” under the Code (a “REIT”). The Partnership will conduct its activities in a manner consistent with each Host REIT’s status as a REIT and so as to permit such Host REIT (i) to maintain continuous compliance with the requirements of REIT status and (ii) to minimize any U.S. prohibited transactions tax or excise tax with respect to its operations relating to such Host REIT’s REIT status but not any other taxes.

(f) As between the General Partner, on the one hand, and the Partnership, on the other hand, the General Partner shall be solely responsible for and shall pay any and all expenses incurred by the Host Limited Partners or by the General Partner (whether or not on behalf of the Partnership) to maintain the REIT status of any Host REIT.

(g) In the event of a change in law, regulation or other form of binding guidance with respect to REITs, issued by a regulatory authority or governmental body, the General Partner shall have the right to (i) restructure the Partnership and any Partnership Investment or (ii) to make material changes to the conduct of the activities of the Partnership, provided such restructuring or changed conduct of activities is consistent with the objects of the Partnership described in Section 1.05 and does not (i) increase or lead to violation of the obligations (including regulatory obligations) or liabilities (including with respect to tax exposure) of any Limited Partner, (ii) adversely affect any Limited Partner’s economic rights hereunder, (iii) adversely affect its tax status, in particular status as a tax-exempt entity or pension fund (if appropriate), or (iv) lead to the involuntary substitution or removal of any Limited Partner. The Limited Partners agree to cooperate reasonably with the General Partner in effecting such a restructuring. The General Partner shall pay any expenses incurred by the Partnership or the Limited Partners in connection with such a restructuring. To the extent such restructuring entails the (absolute or relative) substitution of a Limited Partner or the admission of a New Commitment Partner or Substituted Limited Partner, the prior written unanimous consent of all Partners is required.

Section 2.04. Exclusivity. (a) The General Partner shall devote such time and attention to the business or affairs of the Partnership as is necessary to effectively carry out the operations of the Partnership and perform its duties to the Partnership.

(b) ****************************************************************************************************** ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ******************************************************************:

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(A) ******************************************************;

(B) ****************************************************************

(C) ********************************************************************************************* *****************************************************

(D) ********************************************************************************************* **************************************************************************************************** **;

(E) ********************************************************************************************* **************************************************************************************************** ***********************************************************

(F) ********************************************************************************************* **************************************************************************************************** ****

(G) ********************************************************************************************* **************************************************************************************************** *****

(H) ****************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(I) ***********************************************************************

******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** *******************************************************************************.

(ii) Except in connection with the transactions (A) contemplated by the Implementation Agreement, (B) contemplated by the Asset Management Agreement, (C) in connection with the acquisition of the Initial Hotel Properties pursuant to the Master Agreement, or (D) in connection with the acquisition of the Initial Fund II Hotel Property, without the unanimous consent of the Partners, the Partnership and the General Partner shall not purchase property or obtain services from, sell property or provide services to, or otherwise enter into any transaction (together with the transactions mentioned under (A) to (D) in this clause, each a “Related Party Transaction”), with the General Partner, any Affiliate of the General Partner, any Limited Partner, any Portfolio Company, or any Affiliate of any of the foregoing Persons************************************************* ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ***********************************************************************************

(A) *********************************************************************************************

(B) ********************************************************************************************* *******************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(C) ********************************************************************************************* **************************************************************************************************** ******

(D) ********************************************************************************************* *****************************************************

(E) ********************************************************************************************* **************************************************************************************************** ***********************************************************

******************************************************************************************************** ************************************************************************************************************ ************************************************************************************************************ ***************************************************************************************

(c) Nothing contained in this Agreement shall be deemed to limit in any respect the ability of any Limited Partner (or Affiliate thereof), in its individual capacity, from making investments in any Portfolio Company or in any Person in which Investments are proposed to be made or in any Affiliate of any such Person or from providing financing thereto, in addition to such Limited Partner’s Capital Contributions, if any, pursuant to this Agreement.

(d) If a party to this Agreement believes, in its reasonable discretion, that a conflict of interest may arise as a result of potential transactions covered by Section 2.04(b)(ii)(A), Section 2.04(b)(ii)(C), Section 2.04(b)(ii)(D), Section 2.04(B)(ii)(E) and Section 2.04(B)(ii)(F), then such party shall provide notice to all other parties to this Agreement, subject to any confidentiality requirements then binding on such party.

Section 2.05. Books and Records; Fiscal Year. (a) The General Partner shall keep or cause to be kept at the address of the General Partner (or at such other place as the General Partner shall advise the other Partners in writing) the books and records of the Partnership and books and records for any Fund separately. Each Limited Partner shall be shown as a limited partner of the Partnership on such books and records with respect to the Partnership and the relevant Funds in which such Limited Partner has an interest. Such books and records shall be available, upon five (5) Business Days’ notice to the General Partner, for inspection at the offices of the General Partner (or such other location

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

designated by the General Partner, in its reasonable discretion) at reasonable times during business hours on any Business Day by each Limited Partner for a purpose reasonably related to such Limited Partner’s interest in the Partnership. Each Limited Partner agrees that such books and records contain confidential information relating to the Partnership and its affairs and the affairs of each Limited Partner.

(b) Unless otherwise required by law, the taxable year of the Partnership shall end on December 31st. Except as otherwise determined by the General Partner in its reasonable discretion, the fiscal year of the Partnership (the “Fiscal Year”) for purposes of its financial statements shall be the same as the taxable year of the Partnership.

Section 2.06. Partnership Tax Returns. (a) The General Partner shall cause to be prepared and filed on a timely basis all tax returns required to be filed for the Partnership. The General Partner shall send such information as a Limited Partner may reasonably request for the filing of any required tax returns or reports in respect of such Limited Partner’s interest in the Partnership and the Partnership Investments, including the French three percent (3%) annual tax imposed pursuant to Sections 990D et seq. of the French General Tax Code. As part of its investigation of any proposed Partnership Investment, the General Partner shall investigate with reasonable diligence any tax filing requirements imposed on the Partners solely as a result of investing in such proposed Partnership Investment and shall furnish to the Limited Partners any such information acquired.

(b) The Limited Partners agree to cooperate reasonably with the General Partner regarding the filing of forms (including, without limitation, Forms 8832 and 8875) and U.S. partnership returns with the Internal Revenue Service, provided that, in connection with the foregoing, (i) the General Partner shall bear all out-of-pocket costs of preparing and filing such documents and (ii) no Limited Partner will be required to disclose any proprietary information (provided that the Limited Partners’ name, address, and other identifying information shall not be considered proprietary for purposes of this Section 2.06(b)).

(c) Each Partner shall cause to be prepared and filed on a timely basis all tax returns required by law to be filed by such Partner. Each Partner shall, to the fullest extent permitted by applicable law, indemnify and hold harmless the other Partners against any losses, claims, damages or liabilities arising from, related to or in connection with such Partner’s failure to make such filings.

(d) The General Partner is hereby designated as the Partnership’s “tax matters partner.” The General Partner is specifically directed and authorized to take whatever steps the General Partner, in its discretion, deems necessary or desirable to perfect such designation, including filing any forms or documents and taking such other action as may from time to time be required under applicable tax law. Expenses of any administrative proceedings undertaken by the Tax

Matters Partner shall be Partnership Expenses. Each Limited Partner who elects to participate in such proceedings shall be responsible for any expenses incurred by such Limited Partner in connection with such participation. The cost of any resulting audits or adjustments of a Limited Partner’s tax return shall be borne solely by the affected Limited Partner. Notwithstanding the foregoing, the General Partner shall not bind any Limited Partner to an extension of such Limited Partner’s statute of limitations or to a closing agreement or settlement agreement for tax purposes without such Limited Partner’s prior written consent.

Section 2.07. Confidentiality; Press Release. (a) Each Partner agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to its interest in the Partnership or for purposes of filing such Partner’s tax returns or for other routine matters required by law) nor to disclose to or discuss with any Person (including any co-venturers or managers of other investments in real property but other than Affiliates of such Partner), any information or matter relating to the Partnership, the TRS C.V., the Partners and their affairs, or any information obtained in relation to the other Partners, and any information or matter related to any Partnership Investment, including, among other things, the estimated value or terms and conditions of any potential transaction which the Partnership is actively pursuing (other than disclosure to such Partner’s or its Affiliates’ directors, employees, agents, accountants, advisors (including financial advisors) or representatives responsible for matters relating to the Partnership (each such Person being hereinafter referred to as an “Authorized Representative”)); provided that such Partner and its Authorized Representatives may make such disclosure to the extent that (i) the information being disclosed is publicly known at the time of proposed disclosure by such Partner or Authorized Representative, (i) such disclosure is required by law or regulation or (iii) such disclosure is required by any regulatory authority or self-regulatory organization having jurisdiction over such Partner, including filings with the trade register at the Chamber of Commerce and Industry in Amsterdam, the Netherlands (the “Chamber of Commerce”). Prior to making any disclosure required by law, regulation, regulatory authority or self-regulatory organization, each Partner shall (to the extent permitted by applicable law) use its commercially reasonable efforts to promptly notify the General Partner (and the affected Partner, if any) of such disclosure. Prior to any disclosure to any Authorized Representative, each Partner shall advise such Authorized Representative of the obligations set forth in this Section 2.07. Each Partner shall be liable for any breach of such obligations by an Authorized Representative, unless such Authorized Representative has executed an agreement, for the benefit of the General Partner, to be bound by the terms of such obligations.

(b) Without obtaining the consent of the other Partners, a Partner will not issue any press release or make any public statement relating to any of the matters provided for or referred to in this Agreement or any ancillary matter, unless required by law or by any regulatory authority, government body or recognized securities exchange.

Section 2.08. Meetings of the Partners. (a) For each Fund, the General Partner shall meet with the Limited Partners having an interest in such Fund at least twice annually on dates convenient to the applicable Limited Partners. Additionally, at least once annually, the General Partner shall meet with all of the Partners in the Partnership. Each meeting shall take place in Amsterdam or such other place as unanimously agreed by the applicable Partners. For any meeting of the Partners, the General Partner shall cause a written notice to be sent to the applicable Partners at least ten (10) Business Days prior to the meeting. Such notice shall contain a detailed list of the items on the agenda. The General Partner shall cause to be delivered to the other Partners attending such meeting, any materials material to the discussion of the items on the agenda at least five (5) Business Days prior to the meeting. For the avoidance of doubt, nothing in this Section 2.08 shall prevent the General Partner from holding the annual meeting with all of the Partners in the Partnership concurrently with a semi-annual meeting for any Fund or Funds.

(b) Meetings of the Partners to vote upon any matters which the Partners are authorized to vote on under this Agreement may be called at any time by a Partner by delivering written notice to the General Partner. Within ten (10) days following receipt of such request, the General Partner shall cause a written notice of a meeting to be given to the Partners entitled to vote, such meeting to be held at a place and time fixed by the General Partner on a date convenient to the applicable Limited Partners. This meeting shall take place in Amsterdam or such other place as unanimously agreed to by the Partners. Any Partner may participate in any meeting called in accordance with this Section 2.08(b) by telephone or other form of telephonic communication. A detailed statement of the proposed action, including a verbatim statement of the wording of any resolution proposed for adoption by the Partners, shall be included with the notice of a meeting.

(c) In lieu of a meeting called in accordance with Section 2.08(b) to vote on any matter which the Partners are authorized to vote under this Agreement, the General Partner shall submit the proposed action in writing to each of the Partners entitled to vote. Each such Partner shall give its written response to the proposed action to the General Partner within fifteen (15) days of the date of the giving of the General Partner’s notice to such Partner of such proposal. Any such notice shall specify the date upon which such fifteen (15)-day period for response ends. Any Partner failing to respond within such fifteen (15)-day period shall be deemed to have disapproved such proposed action.

Section 2.09. Reliance by Third Parties. Persons dealing with the Partnership are entitled to rely conclusively upon the power and authority of the

General Partner as set forth in this Agreement and as a summary of such power and authority is registered with the trade register of the Chamber of Commerce.

Section 2.10. Temporary Investment of Funds. Subject to a determination by the General Partner in its discretion as to the amount of cash required in connection with the conduct of the Partnership’s business, the General Partner shall hold all cash belonging to a Fund in an interest-bearing account in the name of the applicable Coop and may cause such cash to be invested but then only in Temporary Investments (as contemplated by the Budget for such Fund or as otherwise reasonably selected by the General Partner). Cash held by the Partnership for a Fund includes all amounts being held by the Partnership for future investment in Partnership Investments belonging to or going to belong to such Fund, payment of Partnership Expenses attributable to such Fund or distribution to the Partners related to such Fund.

Section 2.11. Removal of the General Partner. (a) The Required Limited Partners (other than any Defaulting Limited Partner or any Limited Partner that is an Affiliate of the General Partner) may remove the General Partner if a final order of a court of competent jurisdiction has been entered determining that a Cause Event has occurred by delivering written notice to the General Partner of their election pursuant to this Section 2.11(a). The General Partner shall notify the Limited Partners of any removal notice it receives pursuant to this Section 2.11(a). In connection with the removal of the General Partner pursuant to this Section 2.11(a), the Required Limited Partners (other than any Defaulting Limited Partner or any Limited Partner that is an Affiliate of the General Partner) shall appoint a replacement general partner of the Partnership. Such replacement general partner shall be admitted as a general partner of the Partnership prior to the effective date of the removal of the General Partner upon its execution of a counterpart to this Agreement and shall continue the Partnership without dissolution. ************************************************************* *********************************************************************************************************** *********************************************************************************************************** **************************************

(b) ****************************************************************************************************** ************************************************************************************************************ *****************************************************************************************************.******* ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ *****************************************************************************************************.****** *********************************************************************************************************** *************************************************************************************.********************** ************************************************************************************************************ *************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) In the event that the General Partner is removed pursuant to Section 2.11(a) or Section 2.11(b), the removed General Partner shall cease to have any rights, powers, obligations or duties provided to it under this Agreement (except for its rights, powers, obligations and duties under Article 8) and under applicable law after the effective date of such removal. In connection with the removal of the General Partner, the Limited Partners shall have the right to either (A) purchase the partnership interest of the General Partner at a price equal to ***** ***********************of the General Partner as of the effective date of such removal, such *************************************************** ******************************************************* and from and after the effective date of its removal as the General Partner and following the admission of the replacement general partner as described above, the General Partner shall no longer be a Partner in the Partnership, or (B) following the admission of the replacement general partner as described above, convert the General Partner’s interest in the Partnership with respect to each Fund into a limited partner interest in the Partnership with respect to each Fund. It is understood that the unanimous written consent of the Partners is required in the event the purchase of the partnership interest of the General Partner causes a relative substitution among the Limited Partners. It is moreover understood that the unanimous written consent of the Limited Partners is required in respect of the conversion of the general partner’s interest into a limited partner interest and the admission of the general partner as a Limited Partner. Any amount paid to the General Partner pursuant to clause (A) above shall be paid in cash. In the event the General Partner’s interest is converted into a limited partner interest, the General Partner shall be treated for all purposes as a Limited Partner from the date of conversion with respect to future distributions made by the Partnership and all other rights to which the Limited Partners are entitled under this Agreement.

Section 2.12. Business Plans, Budgets and Hold/Sell Analysis. (a) With respect to the Partnership and each Fund, (x) no later than the earlier of sixty (60) days after the applicable first Closing Date, the General Partner shall submit the draft business plans for the operation of the Partnership, such Fund and for the operation of the Partnership Investments belonging to such Fund to the Limited Partners and the Limited Partners having an interest in such Fund for approval, and (y) no later than December 15 of each Fiscal Year, the General Partner shall submit to the Limited Partners for approval revised and updated business plans for

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the period ending on the last day of the next succeeding Fiscal Year. The business plans shall include the following:

(i) ************************************************************************************************* *******

(ii) a report of potential acquisition and disposition transactions;

(iii) ************************************************************************************************ ******************************************************************************

(iv) ************************************************************************************************* ******************************************************************************************************** *************************************************************************(clauses (i)-(iv), with respect to the Partnership and each Fund, collectively, the “Business Plans”).

(b) The General Partner shall prepare, for each Fiscal Year, the following budgets with respect to each Fund and present such budgets to the Limited Partners having an interest in such Fund for approval: (i) a consolidated capital budget for the Partnership, any Coop any Partnership Investment Vehicle and any Portfolio Company, setting forth in reasonable detail the estimated Capital Expenses with respect to each Partnership Investment for such Fiscal Year (with respect to each such Fund, the “Partnership Capital Budget”) and (ii) a consolidated operating budget for the Partnership, any Coop, any Partnership Investment Vehicle and any Portfolio Company, setting forth in reasonable detail the estimated operating costs and expenses with respect to each Partnership Investment, including estimated Partnership Investment Expenses and Partnership Administrative Expenses, together with, subject to the limitations set forth in Section 4.02, the General Partner’s proposal regarding allocation of any Partnership Investment Expenses or Partnership Administrative Expenses that have not been invoiced directly to a Coop or Partnership Investment Vehicle to the applicable Fund (with respect to each such Fund, the “Partnership Operating Budget”; together with the Partnership Capital Budget, each a “Budget” and collectively, the “Budgets”). The draft of the Budget for the balance of the 2011 Fiscal Year with respect to Fund II shall be presented to the Limited Partners having an interest in such Fund for approval prior to sixty (60) days after the first Closing Date applicable to Fund II. Each Budget for each subsequent Fiscal Year shall be in the form of the Budget for the prior Fiscal Year. A first draft of each Budget for each Fund for the subsequent years shall be presented to the Limited Partners having an interest in such Fund prior to ****** of such Fiscal Year

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and a final draft shall be presented to such Limited Partners prior to February 15 of such Fiscal Year. Within twenty (20) days of its receipt of each of the initial draft and the final draft of a Budget, each Limited Partner having an interest in such Fund shall deliver a notice to the General Partner approving or objecting to such Budget with respect to such Fund. Any notice objecting to a proposed Budget shall include a detailed explanation of the items to which such Limited Partner objects. If at any time, with respect to each Fund, the General Partner has not obtained the approval of the Required Limited Partners having an interest in such Fund with respect to any proposed Budget, the parties shall meet and work in good faith to resolve such disagreement. If within thirty (30) days a resolution to such disagreement is not reached, the dispute shall be resolved by an Approved Industry Consultant in accordance with Section 11.02.

(c) The Partnership Capital Budget and the Partnership Operating Budget shall each be updated by the General Partner with respect to the applicable Fund and presented for approval to the Limited Partners having an interest in such Fund in accordance with the above provisions of Section 2.12(b) within ***********of the acquisition of a Partnership Investment.

(d) With respect to any Budget, if the General Partner determines at any time during a Fiscal Year that it is in the best interests of the Partnership to incur any discretionary cost or obligation with respect to an item of expense, contemplated by such Budget, in an amount in excess of **** above the budgeted item of expense, the General Partner shall, subject to Section 2.12(e), obtain the approval of the Required Limited Partners having an interest in the Fund to which such Budget relates prior to incurring any such discretionary cost or obligation. In addition, the General Partner shall obtain the approval of the Required Limited Partners having an interest in such Fund prior to incurring any discretionary costs or obligations if the aggregate of the expenses incurred is in an amount in excess of *** above the expenses contemplated by such Budget.

(e) Notwithstanding the foregoing, the General Partner shall be authorized to incur on behalf of the Partnership any non-discretionary item of expense, which shall include, without limitation, (i) an expense arising in the event of an emergency (life-threatening or otherwise) or is necessary to comply with legal requirements or to avoid criminal liability, civil liability or the imposition of a fine or other penalty, (ii) any expense required to be incurred pursuant to any operating agreement or lease with a third party for any Partnership Investment, other than in connection with any obligation to maintain “brand” standards (which the Partners agree will need to be approved by the Partners in a Budget or otherwise) and (iii) any expense required to be incurred pursuant to a budget included as part of an acquisition proposal approved by the Partners. For the purposes of this Section 2.12, an “item of expense” shall refer to each category of expense identified in the applicable Budget.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) ***************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ****************************************************** ************************************************************************************************************ ************************************************************************************************************ *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ****************

(g) ***************************************************************************************************** ************************************************************************************************************ *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *************************************

(h) **************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *******************************************************************************

Section 2.13. Credit Facility. (a) The General Partner may cause any Coop or any of such Coop’s subsidiaries to enter into one or more credit facilities (each, a “Credit Facility”) to pay expenses and fees, to finance the acquisition and ownership of Partnership Investments belonging to a Fund, including, without limitation, in lieu of, in advance of, or contemporaneously with, Capital Contributions and otherwise to carry out the business and activities permitted under this Agreement, with, as described in Section 2.03(b)(i)(S), the prior written unanimous consent of all Partners. Such Credit Facilities may be secured by an assignment and pledge by the General Partner (on behalf of the Partnership) of the right to issue Drawdown Notices with respect to all or a portion of the aggregate Available Capital Commitments of all Limited Partners having an interest in the

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fund to which such Partnership Investments belong, including upon the continuance of an event of default (as defined in a Credit Facility), the right of the lender to deliver Drawdown Notices and enforce all remedies against any Limited Partner having an interest in such Fund that fails to fund their respective Capital Commitments pursuant to Drawdown Notices and in accordance with the terms of this Agreement. In connection with any such Credit Facility, all such Capital Contributions shall be payable to the account designated by the lender.

(b) Each Limited Partner understands, acknowledges and agrees, in connection with any Credit Facility and for the benefit of any lender thereunder, (i) that the General Partner may from time to time request delivery, within ninety (90) days after the end of such Limited Partner’s fiscal year, of a copy of such Limited Partner’s annual report, if publicly available, or such Limited Partner’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year, in each case to the extent publicly available, prepared or reviewed by independent public accountants in connection with such Limited Partner’s annual reporting requirements; (ii) that the General Partner may from time to time request a certificate confirming (x) the remaining amount of such Limited Partner’s Available Capital Commitment with respect to each Fund and/or (y) that the Limited Partner has not and will not pledge, collaterally assign, encumber or otherwise grant a security interest in its rights and obligations against the General Partner or the Partnership; and (iii) that such Limited Partner’s obligation to fund its Available Capital Commitment is without defense, counterclaim or offset of any kind, other than any rights or claims available to such Limited Partner under this Agreement. In addition, each Limited Partner agrees (A) to deliver to the lender under any Credit Facility an acknowledgement of such Limited Partner’s Capital Commitment in such lender’s customary form as may be negotiated between such lender and such Limited Partner, and (B) to deliver, upon the request of the General Partner or lender, an opinion of counsel to the effect that this Agreement is a valid and binding agreement of such Limited Partner (and/or an appropriate corporate or similar resolution authorizing such Limited Partner’s investment in the Partnership with respect to the applicable Fund).

ARTICLE 3

INVESTMENTS

Section 3.01. Partnership Investments Generally; Initial Hotel Properties. (a) Subject to Section 3.02 and Article 6, the General Partner may cause the Partnership to invest through Partnership Investment Vehicles in such Partnership Investments as the General Partner shall identify based on an objective that at the termination of the Commitment Period applicable to a Fund, the Partnership shall not have invested on behalf of such Fund ********************************************************************* *********************************************************************************************************** ***********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*********************************************************************************************************** **************************************************************************

(b) With respect to Fund I, the Limited Partners having an interest in Fund I acknowledge and agree that the Hotel Properties described on Schedule B-1 have been acquired by Partnership Investment Vehicles for the benefit of Partners having an interest in Fund I and Part 2 of such schedule sets forth certain historical information relating to the acquisition of the Initial Hotel Properties.

Section 3.02. Investment and Leverage Limitations. (a) With the prior approval of the Required Limited Partners having an interest in a Fund, the applicable Coop, any Partnership Investment Vehicle or any Portfolio Company, may incur debt in connection with and in order to finance the acquisition of Partnership Investments (as well as to refinance such debt) belonging to such Fund, provided the approval of the Partners having an interest in the Fund is not required for the assumption of debt by the applicable Coop, any Partnership Investment Vehicle or any Portfolio Company, to the extent all associated rights to receive payment in respect of such debt is held by the applicable Coop, any Partnership Investment Vehicle or any Portfolio Company (as applicable). With the unanimous consent of the Partners having an interest in a Fund, the applicable Coop, any Partnership Investment Vehicle or any Portfolio Company, may incur any other debt with respect to Partnership Investments belonging to such Fund.

(b) Without the unanimous consent of the Limited Partners, the aggregate amount of debt incurred by any Coop, any Partnership Investment Vehicle and any Portfolio Company, attributable to a single Investment shall not exceed 65% (however with a target in the range of 50% to 55%) of the fair market value on the date of the acquisition of such Partnership Investment based on an appraisal by an independent third party; provided the intent of the Partners is that the amount of debt incurred by any Coop, any Partnership Investment Vehicle and any Portfolio Company, to finance, operate or own Partnership Investments belonging to a Fund shall not exceed, as of the last day of the Commitment Period applicable to such Fund and thereafter, 65% (however with a target in the range of 50% to 55%) of the aggregate fair market value of the Partnership Investments belonging to such Fund taken as a whole (without deduction for any debt to which such Partnership Investments are subject) based on the last annual appraisal; provided further, if such 65% (however with a target in the range of 50% to 55%) limit is exceeded, the Partners having an interest in such Fund shall confer and agree on the course of action with respect to such debt.

(c) Unless otherwise agreed to by the unanimous consent of the Limited Partners having an interest in a Fund, with respect to a Partnership Investment in a single asset belonging to such Fund, the minimum gross asset value of such

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Partnership Investment shall not be less than ******. Unless otherwise agreed to by the unanimous consent of the Partners having an interest in a Fund, with respect to a Partnership Investment consisting of a portfolio of assets belonging to such Fund, the minimum gross asset value of such portfolio shall not be less than ******* (with no minimum gross asset value required for any single asset within such portfolio).

(d) Without the unanimous consent of the Limited Partners having an interest in the Partnership Investments belonging to a Fund, the Partnership shall not invest in Real Estate Assets for such Fund with a projected IRR to any of the Limited Partners of less than ******************************************************************************************************* ********************************************************************** *********************************************************************************************************** ******************************************in each case as reasonably projected by the General Partner, **************** *********************************************************************************************************** ***************************** which shall be projected as reasonably determined by such Limited Partner and demonstrated by such Limited Partner to the General Partner. For the purpose of this Section 3.02(d) and Section 2.12(g), a Hotel Property shall be considered operating on a “stabilized” basis when the cash flow from operations (on a pro forma basis) is projected to increase at an annual rate that is not materially greater than the applicable rate of inflation. ********************************************* *********************************************************************************************************** **************************************************

Section 3.03. Structuring of Investments Generally. Any acquisition of any Partnership Investment under this Agreement pursuant to any investment opportunity shall be made by the Partnership through one or more Partnership Investment Vehicles.

Section 3.04. Parallel Investments Generally. With the unanimous consent of the Limited Partners having an interest in a Fund, the General Partner may structure an investment outside the Partnership for such Fund as a parallel or co-investment either directly or indirectly through any entity formed for such purpose (a “Parallel Investment Vehicle”). The specific terms applicable to each parallel investment shall be set forth in an agreement or agreements among the Partnership, the General Partner and any investors participating in such parallel investment.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 4

EXPENSES

Section 4.01. Definition and Payment of General Partner Expenses. As between the General Partner, on the one hand, and the Partnership, on the other hand, the General Partner shall be solely responsible for and shall pay all General Partner Expenses pursuant to this Agreement. As used herein, the term “General Partner Expenses” means:

(a) all Organizational Expenses, Partnership Investment Expenses and Partnership Administrative Expenses in excess of the amount payable by the Partnership pursuant to Sections 4.02(a)(i), 4.02(a)(ii), and Section 4.02(a)(iii) respectively;

(b) all salaries and employee benefit expenses of employees caused by the General Partner to be hired by the Manager and related overhead expenses (including rent, utilities, office equipment, necessary administrative and clerical functions and other similar overhead expenses, including internal costs associated with the preparation of reports required hereunder) and travel expenses (excluding travel expenses described in Section 4.02(b)(i)) resulting from the activities of such employees on behalf of the Partnership or in connection with this Agreement;

(c) costs payable by the General Partner pursuant to Section 7.02(b);

(d) any expenses to be paid by the General Partner pursuant to Section 2.03(f), Section 2.03(g) and Section 2.06(b); and

(e) Partnership Investment Expenses to the extent directly attributable to the Initial Hotel Properties and incurred by the General Partner or any Affiliate of the General Partner prior to the first Closing Date of Fund I.

Section 4.02. Definition and Payment of Partnership Expenses. (a) The Partnership, each Coop or its subsidiaries shall be responsible for and shall pay all Partnership Expenses, provided to the fullest extent practicable, such expenses shall be invoiced directly to the applicable Coop or subsidiary of the applicable Coop, or, in the absence of such direct invoice, be reasonably allocated to the applicable Fund (subject to clause (iii) below). As used herein, the term “Partnership Expenses” means all expenses or obligations, other than the purchase price for any Partnership Investment, of the Partnership (or its subsidiaries) or otherwise reasonably incurred by the General Partner in connection with this Agreement, other than General Partner Expenses, including:

(i) all expenses of organizing, registering, qualifying, exempting and otherwise in connection with establishing Fund II (the “Organizational Expenses”), not to exceed *****. For the

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

avoidance of doubt, in respect of Fund I all Organizational Expenses have already been incurred and no further Organizational Expenses shall be incurred in respect of Fund I;

(ii) all expenses directly attributable to, and reasonably incurred in respect of, (A) any Partnership Investment and (B) any proposed Partnership Investment that is ultimately not made by the Partnership through a Partnership Investment Vehicle, including, in each case, all expenses incurred in connection with the making (including sales commissions, brokerage fees and legal and diligence costs), structuring, holding, managing, financing, refinancing, pledging, hedging, sale or other disposition or proposed financing, refinancing, pledging, hedging, sale or other disposition of all or any portion of such Partnership Investment, and any Borrowing Costs, Partnership Investment Vehicle Expenses, and Indemnification Obligations arising with respect to such Partnership Investment (collectively, “Partnership Investment Expenses”), not to exceed *********** ******************************************************************************************* ********************************************************************************************* *******************************************************************************************

(iii) all other expenses of the Partnership, each Coop and subsidiaries of each Coop reasonably incurred in connection with the ongoing operation and administration of the Partnership and subsidiaries of the Partnership (collectively, “Partnership Administrative Expenses”), including (A) expenses reasonably incurred in connection with the maintenance of the Partnership’s (and each Fund’s) books and records; the preparation and delivery to the Limited Partners of financial reports and other information pursuant to this Agreement; and the holding of annual meetings of the Partnership, (B) expenses reasonably incurred in connection with the dissolution and liquidation of the Partnership, (C) any Indemnification Obligation arising other than with respect to any Partnership Investment, (D) the Management Fee with respect to Funds, to the extent that there are either sufficient assets in the Coop relating to that particular Fund or sufficient Available Capital Commitments for that particular Fund (it being understood that no Management Fee will be due if there are insufficient assets and no Available Capital Commitments in relation to such Fund in the relevant period; however, for the avoidance of doubt, any unpaid Management Fees will continue to accrue at the level of the relevant Coop and will be paid prior to any available distributions to the Partners), (E) Borrowing Costs that do not constitute Partnership Investment Expenses, (F) amounts of principal and other amounts, if any, due and owing under any loan to any Coop, any Portfolio Company or any

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Partnership Investment Vehicle, including under a Credit Facility, (G) subject to approval by the Required Limited Partners any extraordinary expenses that would not otherwise be Partnership Investment Expenses, (H) expenses consisting of salaries of employees of any Portfolio Company as may be necessary or recommended pursuant to the applicable laws of any jurisdiction in which such Portfolio Company is a resident, as approved by the Required Limited Partners or as contemplated in the Budgets, (I) any expense identified as a Partnership Expense in a Budget approved by the Limited Partners in accordance with Section 2.12 and (J) any expenses incurred after the Effective Date in connection with preparation of amendments or waivers of this Agreement (provided that, for the avoidance of doubt, the costs relating to the amendment of the Existing Partnership Agreement and the Asset Management Agreement are Organizational Expenses which are allocable to Fund II). During any Fiscal Year, the Partnership Operating Budget for each Fiscal Year may include a category for Partnership Administrative Expenses that may be incurred directly by the Partnership in an amount not to exceed ********* in any Fiscal Year. In each Fiscal Year, if the aggregate expenses in such category of Partnership Administrative Expenses actually invoiced, or allocated by the General Partner, to the Partnership exceeds the amount provided for in the Partnership Operating Budget, such excess shall remain in the General Partner’s account until it has received the unanimous approval of the Limited Partners to reasonably allocate such excess to the applicable Fund(s) (such approval not to be unreasonably withheld or delayed). In the event such consent is not provided, the General Partner shall cause an Approved Accountant to make an appropriate allocation;

(iv) any expenses that result from the enactment of or compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), AIFM or any legislation enacted from and after the date of this Agreement; such expenses will only be borne by the Partnership or the relevant subsidiary after the prior unanimous written consent of all Partners and to the extent that new cost items which arise from such legislation are attributable to the Partnership or its subsidiaries; and

(v) any costs payable by the Partnership pursuant to Section 7.02(b).

(b) The parties agree that all of the following constitute Partnership Expenses, and are some, but not necessarily all, of the types of expenses that may constitute Partnership Investment Expenses, Partnership Administrative Expenses or Organizational Expenses, depending upon the context in which such expenses are incurred:

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) reasonable travel expenses directly attributable to (A) any Partnership Investment and (B) any proposed Partnership Investment that is ultimately not made by the Partnership through a Partnership Investment Vehicle, it ********************* ******************************************************************************************************* **************************************************

(ii) expenses reasonably incurred in connection with obtaining legal, tax, and accounting advice and the advice of other consultants and experts on behalf of the Partnership, Coop, or Partnership Investment Vehicle;

(iii) subject to the limitations set out in Section 4.02(a)(iii), out-of-pocket expenses reasonably incurred in connection with the collection of amounts due to the Partnership, any Coop or any Partnership Investment Vehicle from any Person;

(iv) (intentionally left blank);

(v) any taxes imposed on the Partnership, excluding the taxes described in Section 6.02(c), but including any taxes imposed on the Partnership or the General Partner in the capacity of withholding agent with respect to a Partner (and any interest, penalties or expenses relating to any such taxes), but only to the extent such Partner has not paid such amounts pursuant to Section 8.01 and the General Partner has been unable to withhold such amounts pursuant to Section 6.05(c) and any expenses incurred in connection with tax proceedings that are not characterized as General Partner Expenses pursuant to Section 2.06(b);

(vi) expenses reasonably incurred in connection with any Proceeding involving the Partnership (including the cost of any investigation and preparation) and the amount of any judgment or settlement paid in connection therewith; provided that any such expenses which, if incurred by any Indemnified Person, would not be indemnifiable under Article 8, shall not constitute Partnership Expenses;

(vii) any Indemnification Obligation and any other indemnity, contribution, or reimbursement obligations of the Partnership with respect to any Person, whether payable in connection with a Proceeding involving the Partnership or otherwise, unless such Indemnification Obligation arises as a result of the willful misconduct or gross negligence of any Indemnified Person or as a result of an Uncured Breach or an Uncured Material Violation of Law by any Indemnified Person;

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(viii) *********************************************************************************************** ******************************************************************************************************* ******************************************************************************************************* ******************************************, and

(ix) any post-closing working capital adjustment amount required to be paid in connection with any Partnership Investment, including with respect to the Initial Hotel Properties.

(c) If an audit is conducted pursuant to Section 7.02 and such audit determines that there has been an overcharge and/or overallocation of costs to the Partnership or its subsidiaries, the General Partner shall pay or cause to be paid such overcharge and/or overallocation in accordance with Section 7.02(c). If such audit determines that there has been an undercharge and/or underallocation of costs to the Partnership or its subsidiaries, each Limited Partner shall pay to the General Partner or its designee its pro rata share of such undercharge and/or underallocation in accordance with Section 7.02(c), however in no event exceeding such Limited Partner’s Available Capital Commitment.

Section 4.03. Responsibility for Partnership Expenses Among the Partners. The Partners agree that, as among the Partners, responsibility for Partnership Expenses shall be determined as set forth in this Section 4.03 and shall be paid out of the funds set forth in Section 4.04 at such time after such Partnership Expenses arise as the General Partner determines in its discretion:

(a) General Rule for Funding of Partnership Expenses. Except as set forth in Section 4.03(b), any Partnership Expense shall be allocated by the General Partner to a Fund, and shall be funded by the Partners having an interest in such Fund, pro rata in accordance with their respective Commitment Percentages applicable to such Fund, however in no event exceeding such Limited Partner’s Available Capital Commitment.

(b) Exceptions to the General Rule for Funding of Partnership Expenses. Notwithstanding Section 4.03(a):

(i) in the event that any Limited Partner initiates any Proceeding against the Partnership or any Indemnified Person and a judgment or order not subject to further appeal or discretionary review is rendered in respect of such Proceeding in favor of the Partnership or such Indemnified Person, as the case may be, such Limited Partner shall be solely liable for all reasonable legal fees and expenses of the Partnership or such Indemnified Person, as the case may be, attributable thereto;

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) subject to clause (iv), the Partners’ respective shares of Partnership Expenses shall be adjusted to reflect the share of Partnership Expenses of any New Commitment Partner pursuant to Section 1.07(c); and

(iii) with the unanimous consent of the Limited Partners, the Limited Partners may agree that any Partnership Expense shall be funded by the Partners on a basis other than that set forth in the foregoing provisions of this Section 4.03.

Section 4.04. Sources of Funds for Funding by the Partners of Partnership Expenses. The Partners acknowledge that Partnership Expenses shall be funded by or for the account of the Partners, to the extent provided in Section 4.03, through any one or more of the following sources of funds of the Partnership, determined by the General Partner in its discretion:

(i) Capital Contributions by the Partners in accordance with Article 5;

(ii) the withholding, pursuant to Section 6.05(c), of amounts (whether realized through the sale of Partnership assets or otherwise) distributable to the Partners;

(iii) reserves set aside pursuant to Section 6.05(e); and

(iv) amounts borrowed by the General Partner for the benefit of the Partners pursuant to a Credit Facility in accordance with Section 2.13.

ARTICLE 5

CAPITAL COMMITMENTS AND CAPITAL CONTRIBUTIONS

Section 5.01. Capital Commitments. (a) Each Limited Partner hereby agrees to make Capital Contributions required to be made in respect of (i) any Partnership Investment acquired by the General Partner with the requisite consent pursuant to Section 2.03(b) of the Partners who have an interest in the Fund to which such Partnership Investment belongs or will belong and (ii) Partnership Expenses from time to time as hereinafter set forth in this Article 5, provided that with respect to any Fund, the applicable Drawdown Notice with respect to any Capital Contribution by a Limited Partner having an interest in such Fund in respect of such Partnership Investment is delivered to such Limited Partner prior to the termination of the Commitment Period, except that, with respect to any Fund, such Drawdown Notice may be delivered to the Limited Partner having an interest in such Fund, after the termination of the Commitment Period if such Drawdown Notice (A) relates to a Partnership Investment that the Partnership committed to make with respect to such Fund prior to the termination of the Commitment Period applicable to such Fund as evidenced by a letter of intent, agreement in principle or definitive agreement to invest and approved pursuant to Section 2.03(b), or (B) relates to Follow-On Investments to the extent such Follow-On Investments have been disclosed to and approved by the Limited Partners having an interest in such Fund prior to the last day of the Commitment Period applicable to such Fund.

(b) With respect to Fund I, the contributions described in Schedule B-1, Part 2 were made. For the avoidance of doubt, it is understood that, with respect to Fund I, as of the date of this Agreement, no further acquisitions of Hotel Properties shall be made in respect of Fund I and no further commitments to make additional Partnership Investments in respect of Fund I shall be made by the General Partner.

(c) As contemplated by the LMP Transfer Agreement, each of the General Partner and HST LP II may, as part of such investment, contribute to the Partnership its economic ownership of all shares or ownership interests in the capital of both HHR Euro II Coöperatief U.A. and HHR Member III B.V. and receive credit for such contribution (as a deemed capital contribution) in an amount equal to the paid-up capital, as well as the paid-up capital of any indirect subsidiaries.

(d) The Capital Commitment of each Partner is set forth on Schedule A-1 with respect to Fund I and Schedule A-2 with respect to Fund II.

(e) Host shall be permitted to reduce its initial Capital Commitment in accordance with Section 5.04.

(f) Notwithstanding anything contained in this Agreement, no Limited Partner shall be required to make any Capital Contribution with respect to any Fund, if, at the time such Capital Contribution is to be made, such Capital Contribution exceeds such Limited Partner’s then Available Capital Commitment to such Fund.

(g) If the Partnership is unable to pay any of its debts or liabilities or discharge its obligations to any Person, then (unless provided for in any agreement in writing by any Limited Partner) the liability of each Limited Partner to such Person will be limited to the unreturned amount (if any) of its Capital Contributions, and it is acknowledged that the Limited Partners bear the risk that their capital may not be returned. Nothing in this clause affects a Limited Partner’s liability to advance funds to the Partnership in accordance with its Capital Commitment, it being understood that such obligation is limited to such Limited Partner’s then Available Capital Commitment to such Fund.

(h) **************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 5.02. Drawdown Procedures. (a) Generally; Fund I Contributions Specifically. With respect to any Fund, each Limited Partner having an interest in such Fund shall make Capital Contributions in such amounts and at such times as the General Partner shall specify in notices (“Drawdown Notices”) delivered from time to time to such Limited Partner. All Capital Contributions shall be paid to the Partnership in immediately available funds in Euros (and/or U.S. Dollars with respect to the Initial Hotel Properties, as specifically set forth in Schedule A-1) by noon (Amsterdam time) on the date specified in the applicable Drawdown Notice (the “Drawdown Date”) which date shall be at least fifteen (15) Business Days from and including the date of delivery of the Drawdown Notice. If any Limited Partner fails to pay by the Drawdown Date the required Capital Contribution to be made by such Limited Partner, the General Partner shall provide notice of such failure to such Limited Partner on the Drawdown Date. Capital Contributions may include amounts that the General Partner determines, in its reasonable discretion, are necessary or desirable to establish reserves in respect of Partnership Investments or Partnership Expenses. To the extent a Capital Contribution made under this Article 5 will cause a relative change (relative substitution) in the amount credited on the Limited Partners’ Capital Accounts, the prior written unanimous consent of all Partners is required.

Schedule B-1, Part 2 sets forth, with respect to the Initial Hotel Properties included in Fund I, certain permitted deviations from the requirement that all Capital Commitments are denominated in Euros.

The General Partner shall make Capital Contributions in such amounts as hereinafter set forth in this Article 5 and at the same times and in the same manner as the Limited Partners who are required to make related Capital Contributions.

Pursuant to the LMP Transfer Agreement, the Partners having an interest in such Fund acknowledge and agree that their respective capital contributions for the Initial Fund II Hotel Property are denominated in British Pounds and shall be funded to the General Partner in British Pounds. Notwithstanding the forgoing, such capital contributions shall be deemed converted to Euros upon contribution to the Partnership using (a) the exchange rate of €1.13 to £1.00 in order to determine each such contributing Partner’s Capital Contribution for purposes of distributions (or deemed distributions) pursuant to Article 6, and (b) the higher of (i) €1.13 to £1.00 or (ii) the exchange rate quoted on www.bloomberg.com as of the close of trading in New York on the closing date of the contribution to the Partnership or the acquisition by the Partnership (as applicable) of the Initial Fund II Hotel Property, in order to determine each such contributing Partner’s Capital Contribution solely for purposes of establishing such Person’s Available Capital Commitment.

(b) Regular Drawdowns.

(i) Drawdown Notices. Except as otherwise provided in Section 5.02(c), each Drawdown Notice for a Drawdown shall specify the Fund to which such Drawdown Notice relates and:

(A) the manner in which, and the expected date on which, such Drawdown is to be applied;

(B) if all or any portion of such Drawdown is to be applied to make one or more Partnership Investments, with respect to each proposed Partnership Investment, (w) the name and business description of the Person that is, directly or indirectly, the subject of such proposed Partnership Investment, (x) the Investment Drawdown Amount in respect of such Partnership Investment, and, as provided in Section 5.01(g)(a), whether such Capital Contribution shall be made in U.S. Dollars or Euros, (y) a description of the Real Estate Assets that are the subject of such Investment and (z) the purpose of such Drawdown;

(C) if all or any portion of such Drawdown is to be applied in respect of any Partnership Expenses, the Expenses Drawdown Amount;

(D) the required Capital Contribution to be made by such Limited Partner in respect of such Fund, calculated proportionally to the Available Capital Commitments of such Limited Partner;

(E) the Drawdown Date; and

(F) the Person and the account to which such Capital Contribution shall be paid.

(ii) Amount of Required Capital Contribution in Respect of Partnership Investments for Fund I.

(A) Schedule B-1, Part 2 sets forth, with respect to the Initial Hotel Properties included in Fund I, certain permitted deviations from the requirement that all Capital Contributions shall be made in Euros (rather than in kind) and in proportion to relative Investment Percentages.

(B) Subject to the immediately preceding sentence, with respect to each Partnership Investment covered by any

Drawdown, the General Partner and each Limited Partner having an interest in Fund I shall be required to make a Capital Contribution equal to the product of (x) such Person’s Available Commitment Percentage and (y) the Investment Drawdown Amount.

(C) With respect to each Follow-On Investment covered by any Drawdown, each Partner having an interest in the Fund which includes the original Partnership Investment to which such Follow-On Investment relates shall be required to make a Capital Contribution equal to the product of (x) such Partner’s Commitment Percentage in respect of such original Partnership Investment and (y) the Investment Drawdown Amount in respect of such Follow-On Investment.

(iii) Amount of Required Capital Contributions in Respect of Expenses. With respect to the portion of the Expenses Drawdown Amount to be applied to pay Partnership Expenses, each Partner (including the General Partner) shall be required to make a Capital Contribution equal to the amount of such Partnership Expenses payable by such Partner as determined pursuant to Section 4.03, provided that any Partnership Expenses allocable to a particular Fund shall be exclusively funded by the Partners having an interest in such Fund as determined pursuant to Section 4.03.

(c) Intentionally Omitted.

(d) Special Drawdowns. With respect to any Fund, if, in connection with the making of any Partnership Investment or the payment of any Partnership Investment Expense in respect of which a Drawdown Notice has been delivered, the General Partner shall determine, in its discretion, that it is necessary or desirable to increase the required Capital Contribution to be made by any Limited Partner having an interest in such Fund in connection therewith, the General Partner shall deliver an additional Drawdown Notice to such Limited Partner amending the original Drawdown Notice and specifying:

(i) the amount of any increase in any Investment Drawdown Amount or in the Expenses Drawdown Amount, as the case may be;

(ii) the amount of the increase in the required Capital Contribution to be made by such Limited Partner in respect of the relevant Fund, calculated proportionally by reference to such Person’s Available Commitment Percentage;

(iii) the Drawdown Date with respect to the amount of the increase in the required Capital Contribution if different from the

Drawdown Date specified in the original Drawdown Notice; provided that the Drawdown Date with respect to the amount of such increase shall be at least ten Business Days after delivery of such additional Drawdown Notice; and

(iv) the reason for such increase.

For the avoidance of doubt, the Partners agree that, with respect to any Fund, a Limited Partner having an interest in such Fund shall never be required to make Capital Contributions pursuant to this Section 5.02(c) in excess of its then Available Capital Commitment. Any increase in the required Capital Contribution of any Limited Partner with respect to any Fund pursuant to Section 5.03 shall be calculated in the manner set forth therein. With respect to any Fund, any increase in the required Capital Contribution of the General Partner and each Limited Partner having an interest in such Fund due to an increase in any Investment Drawdown Amount or the Expenses Drawdown Amount, as the case may be, specified in the original Drawdown Notice shall be calculated in accordance with Section 5.02(b)(ii) and Section 5.02(b)(iii) (after giving effect to Section 5.03, as appropriate) with respect to the amount of such increase.

Section 5.03. Default by Limited Partners. (a) Each of the General Partner and each Limited Partner agrees that time is of the essence as to the payment of its required Capital Contributions, that any Default by any Limited Partner in respect of a certain Fund (the “Affected Fund”) would cause injury to the Partnership and to the General Partner and the Limited Partners having an interest in the Affected Fund and that the amount of damages caused by any such injury would be extremely difficult to calculate. Accordingly, the amount of such Default (the “Default Amount”) shall accrue interest commencing on the Drawdown Date at the Default Rate and ending on the date paid or contributed as a Default Contribution or loaned as a Total Drawdown Default Loan or Default Loan. Upon the occurrence of any Default, the General Partner shall promptly notify the Limited Partner who has committed such Default (the “Defaulting Limited Partner”) of the occurrence of such Default with respect to the Affected Fund. Upon the occurrence of any Event of Default, the General Partner shall promptly notify all Limited Partners having an interest in the Affected Fund other than the Defaulting Limited Partner (the “Non-Defaulting Limited Partners”) of the occurrence of such Event of Default and of the course or courses of action it is electing to take as provided below.

(b) Upon the occurrence of an Event of Default, the General Partner, in its sole discretion, may elect to exercise one or more of the following remedies:

(i) with respect to the Affected Fund, cause the Defaulting Limited Partner to forfeit all or any portion of distributions from the Partnership made or to be made after such Event of Default that relate to any Partnership Investments, allocable to the Affected Fund, in respect of which such Limited Partner made Capital Contributions prior to such Event of Default;

(ii) with respect to the Affected Fund, request the Non-Defaulting Limited Partners having an interest in the Affected Fund to provide a loan to the Partnership (each, a “Total Drawdown Default Loan”) in the aggregate amount of the Drawdown required in the applicable Drawdown Notice (the “Total Drawdown Amount”), and which shall bear interest from the date the sum is paid into the Partnership until the date it is repaid at the Default Rate (or such lower rate as is the maximum rate permitted by law); provided that notwithstanding Article 6, Proceeds shall be utilized first to pay any outstanding Total Drawdown Default Loans (and any accrued interest thereon) and there shall be no distributions to the Partners having an interest in the Affected Fund pursuant to Article 6 until the principal of and interest on all outstanding Total Drawdown Default Loans, allocable to the Affected Fund, have been paid in full by the Partnership; provided further, to the extent a Non-Defaulting Limited Partner has made a Capital Contribution prior to making a Total Drawdown Default Loan, subject to such Non-Defaulting Limited Partner’s consent, such Capital Contribution shall be deemed to be its pro rata share of funding such Total Drawdown Default Loan. For the avoidance of doubt, the Partners agree that a Limited Partner shall never be required to make a loan to the Partnership;

(iii) with respect to the Affected Fund, request the Non-Defaulting Limited Partners having an interest in the Affected Fund to provide a loan to the Partnership in the amount of the Default Amount (the “Default Loan”) and which shall bear interest from the date the sum is paid into the Partnership until the date it is repaid at the Default Rate (or such lower rate as is the maximum rate permitted by law); provided that:

(A) subject to the prior written unanimous consent of the Partners (other than the Defaulting Limited Partner), such Non-Defaulting Limited Partners shall be deemed to have purchased for their respective accounts (as provided in Section 5.03(d)), a percentage of the Defaulting Limited Partner’s partnership interest applicable to the Affected Fund equal to the percentage derived by dividing an amount equal to ********* (and any unpaid interest thereon accrued to the date of such deemed purchase) by the aggregate *********made by the Defaulting Limited Partner in respect of the applicable Affected Fund as of such date plus the **************; provided that in no instance shall the Defaulting Limited Partner be deemed to have sold more than all of its partnership interest. For illustrative purposes only, ******** ************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************** provided that in the event that there are more than one Non-Defaulting Limited Partners making Default Loans, the purchased Commitment Percentage shall be allocated among such Limited Partners having interests in the Affected Fund or Funds in proportion to loans made by such Limited Partners as further described below in Section 5.03(d);

(B) ****************************************************************************************** ************

(C) notwithstanding Article 6, Proceeds with respect to an Affected Fund shall be utilized first to pay any outstanding Default Loans (and any accrued interest thereon) and there shall be no distributions to the Partners having an interest in the Affected Fund pursuant to Article 6 until the principal of and interest on all outstanding Default Loans relating to such Affected Fund have been paid in full by the Partnership;

For the avoidance of doubt, the Partners agree that a Limited Partner shall never be required to make a Default Loan and a Default Loan shall always be limited to an individual Fund;

(iv) with respect to an Affected Fund, request additional contributions of capital not exceeding their Available Capital Commitment from the Non-Defaulting Limited Partner having interests in such Affected Fund (pro rata based on their respective Commitment Percentages applicable to such Affected Fund) in an amount equal to the ****** (the “Default Contribution”), in which event, subject to Section 10.02 and the prior written unanimous consent of all Partners (other than

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Defaulting Limited Partner), the Defaulting Limited Partner shall be deemed to have sold, and the contributing Non-Defaulting Limited Partners shall be deemed to have purchased for their respective accounts (as provided in Section 5.03(d)), a percentage of the Defaulting Limited Partner’s partnership interest applicable to such Affected Fund equal to the percentage derived by dividing an amount equal to ***************************************************************************** ****************************************************************************************** *********************************************************************************************** ************************************************************************************************* ************************************************************************************************* *************************************************************************************************** ************************************************************************************************** *****************************************************************************************

(v) with respect to an Affected Fund, cause distributions that would otherwise be made to the Defaulting Limited Partner to be credited against the Default Amount, as applicable (and any interest accruing thereon) pursuant to Section 6.05(c);

(vi) with respect to an Affected Fund, cause the Defaulting Limited Partner to forfeit its right to participate in any Partnership Investments belonging to the Affected Fund made after such Event of Default;

(vii) in the event Non-Defaulting Limited Partners are not willing to make Default Contributions, Total Drawdown Default Loans or Default Loans in an aggregate amount equal to the Default Amount or Total Drawdown Amount (as applicable), with respect to any Defaulting Limited Partner, subject to the prior written unanimous consent of all the Partners (other than the Defaulting Limited Partner), cause a forced sale of the Defaulting Limited Partner’s interest in the Partnership with respect to such Affected Fund to any Person, at such price as the General Partner, in its sole discretion, shall determine to be fair and reasonable under the circumstances; and

(viii) with respect to an Affected Fund, institute proceedings to recover the Defaulting Limited Partner’s share of the Total Drawdown Amount or Default Amount, as applicable (and any interest accruing thereon).

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A transfer of the Defaulting Limited Partner’s interest (including, for the avoidance of doubt, all rights and obligations of such Defaulting Limited Partner under this Agreement) pursuant to a forced sale shall be effectuated by way of assumption of contract (contractsoverneming) within the meaning of Section 6:159 of the Dutch Civil Code. The Defaulting Limited Partner hereby gives its cooperation in advance to such assumption of contract and agrees that its cooperation cannot be revoked.

(c) The General Partner may take either or both of the following actions in respect of the Available Capital Commitment of any Defaulting Limited Partner:

(i) with respect to an Affected Fund, seek commitments of capital (A) first, from existing Limited Partners having an interest in the Affected Fund up to the amount of the Defaulting Limited Partner’s Available Capital Commitment, (B) if existing Limited Partners having an interest in the Affected Fund do not increase their Capital Commitments up to the full amount of the Defaulting Limited Partner’s Available Capital Commitment, second, from existing Limited Partners having an interest in Funds other than in the Affected Fund, and (C) if such other existing Limited Partners do not increase their Capital Commitment up to the full amount of the Defaulting Limited Partner’s Available Capital Commitment, third, from additional investors subject to the prior written unanimous consent of all Non-Defaulting Limited Partners. If any such commitment is received from any existing Limited Partner, subject to the prior written unanimous consent of the Partners (other than the Defaulting Limited Partner), such Limited Partner shall be granted a corresponding interest in the Affected Fund and such Limited Partner’s Capital Commitment and Available Capital Commitment, in respect of such Affected Fund, shall be increased accordingly. If any such commitment is received from an additional investor, such investor shall, after executing such instruments and delivering such opinions and other documents as are in form and substance satisfactory to the General Partner and subject to the prior written unanimous consent of the Partners (other than the Defaulting Limited Partner), be admitted to the Partnership as a Substituted Limited Partner, be granted an interest in the Affected Fund and shown as such on the books and records of the Partnership and shall be deemed to have a Capital Commitment and an Available Capital Commitment equal to the commitment for which such investor has subscribed, allocable to such Affected Fund. After the appropriate adjustment of the Capital Commitment and the Available Capital Commitment of the Limited Partner or admission of the Substituted Limited Partner, the Capital Commitment and Available Capital Commitment of the Defaulting Limited Partner shall be decreased accordingly; and

(ii) with respect to an Affected Fund, subject to the prior written unanimous consent of the Partners (other than the Defaulting Limited Partner), reduce or cancel the Available Capital Commitment of the Defaulting Limited Partner in respect of the Affect Fund on such terms as the General Partner determines in its discretion (which may include leaving such Defaulting Limited Partner obligated to make Capital Contributions with respect to Partnership Expenses).

(d) With respect to an Affected Fund, if the aggregate amount of the Total Drawdown Default Loan, Default Loan or Default Contribution, as the case may be (and any accrued interest thereon), committed by the Non-Defaulting Limited Partners pursuant to the Default notice is: (i) equal to or less than one hundred percent (100%) of the Total Drawdown Amount or Default Amount, as applicable (and any accrued interest thereon), then each such Non-Defaulting Limited Partners, having an interest in such Affected Fund, shall make a Total Drawdown Default Loan, Default Loan or Default Contribution (as the case may be) in an amount committed to in its Default Election Notice, or (ii) in excess of one hundred percent (100%) of the Total Drawdown Amount or Default Amount, as applicable, then, subject to the prior written unanimous consent of the Partners, (other than the Defaulting Limited Partner), each such Non-Defaulting Limited Partner shall make a Total Drawdown Default Loan, Default Loan or Default Contribution (as the case may be) in an amount equal to the sum of (A) the lesser of (y) the amount committed in the Default Election Notice or (z) the product of the Total Drawdown Amount or Default Amount, as applicable (and any accrued interest thereon) and the Commitment Percentage of each electing Non-Defaulting Limited Partner, plus (B) the Total Drawdown Amount or Default Amount, as applicable (and any accrued interest thereon) not lent or contributed under clause (A) above multiplied by a fraction, the numerator of which is the amount requested in the Default Election Notice by each Non-Defaulting Limited Partner that such Limited Partner did not loan or contributed under clause (A) above, and the denominator of which is the aggregate amounts requested in the Default Election Notices by all Non-Defaulting Limited Partners that such Limited Partners did not loan or contribute under clause (A) above. The amount of any Default Contribution shall reduce the Commitment of a Defaulting Limited Partner and shall not reduce the Commitment of the contributing Non Defaulting Limited Partners. In no event shall a Total Drawdown Default Loan, Default Loan or Default Contribution release the Defaulting Limited Partner from its obligations to fund the remainder of its Commitment.

(e) The rights and remedies referred to in this Section 5.03 shall be in addition to, and not in limitation of, any other rights available to the General Partner or the Partnership under this Agreement or at law or in equity. An Event of Default by any Limited Partner in respect of any Capital Contribution shall not relieve any other Limited Partner of its obligation to make Capital Contributions under this Agreement. In addition, unless the Available Capital Commitment of any Defaulting Limited Partner is decreased to zero pursuant to Section 5.03(c), an Event of Default by such Defaulting Limited Partner shall not relieve such Limited Partner of its obligation to make Capital Contributions subsequent to such Event of Default.

(f) Any Non-Defaulting Limited Partner who has or is deemed to have acquired any or all of the partnership interest of a Defaulting Partner pursuant to this Section 5.03 shall be deemed a Substituted Limited Partner with respect to such acquired interest.

Section 5.04. ******************************************************************************************* ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************

******************************************************************************************************* *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ***************************************

******************************************************************************************************* *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ********** ************************

******************************************************************************************************* *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ************************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*********************************************************************************************************** *********************************************************************************************************** ********************************************************************************** ******************

******************************************************************************************************* *******************************************************************************

Section 5.05. Extraordinary Loans. (a) At any time, with respect to any Fund, either (i) after the Commitment Period for such Fund or (ii) that a Drawdown would exceed the aggregate Available Capital Commitment of the Limited Partners having an interest in such Fund, and in either case, the General Partner has determined in its good faith judgment that additional funds are necessary in connection with operating shortfalls or emergency repairs or to remedy loan covenant breaches, the General Partner may deliver to the Limited Partners having an interest in such Fund a notice (an “Extraordinary Drawdown Notice”) setting forth the information generally required to be included in a Drawdown Notice, including the aggregate amount of the operating or capital shortfall (the “Total Extraordinary Drawdown Amount”) and requesting that each Limited Partner having an interest in such Fund make a loan with interest at a rate per annum equal to *******************************************as approved unanimously by all Limited Partners, but absent such approval, *****************(an “Extraordinary Loan”) to the Partnership. Each such Limited Partner shall deliver a notice (the “Extraordinary LP Response”) to the General Partner within twenty (20) days of its receipt of the Extraordinary Drawdown Notice indicating whether it will elect to make such Extraordinary Loan and, if applicable, the amount of the Extraordinary Loan to be committed. For the avoidance of doubt, no Limited Partner shall be obligated to make any Extraordinary Loans and nothing in this Section 5.05 is intended to detract from the limitations set forth in the proviso in Section 5.01(a) and Section 5.01(c). Proceeds shall be utilized first to pay any outstanding Extraordinary Loans with respect to such Fund (after the repayment of any outstanding Default Loans or Total Drawdown Default Loans) (and any accrued interest thereon) and there shall be no distributions to the Partners having an interest in the applicable Fund pursuant to Article 6 until the principal of and interest on all outstanding Extraordinary Loans have been paid in full by the Partnership.

(b) If the aggregate amount of the Extraordinary Loan, as the case may be (and any accrued interest thereon), committed by the Limited Partners pursuant to their Extraordinary LP Responses is: (i) equal to or less than one hundred percent (100%) of the Total Extraordinary Drawdown Amount (and any accrued interest thereon), then each such electing Limited Partners shall make an Extraordinary Loan in an amount committed to in its Extraordinary LP Response, or (ii) in excess of one hundred percent (100%) of the Total Extraordinary Drawdown Amount, then, each such electing Limited Partner shall make an Extraordinary Loan (as the case may be) in an amount equal to the sum of (A) the

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

lesser of (y) the amount committed in the Extraordinary LP Response or (z) the product of the Total Extraordinary Drawdown Amount (and any accrued interest thereon) and the Commitment Percentage of each electing Limited Partner applicable to such Fund, plus (B) the Total Extraordinary Drawdown Amount (and any accrued interest thereon) not lent or contributed under clause (A) above multiplied by a fraction, the numerator of which is the amount requested in the Extraordinary Drawdown Notice that such Limited Partner did not loan under clause (A) above, and the denominator of which is the aggregate amounts requested in the Extraordinary Drawdown Notices that such Limited Partners did not loan under clause (A) above.

ARTICLE 6

DISTRIBUTIONS; ALLOCATIONS; CAPITAL ACCOUNTS

Section 6.01. Distributions Generally. (a) All distributions shall under all circumstances be made on a Fund by Fund basis with proceeds available for distribution being attributed by the General Partner to the Fund or Funds on the basis of the source of such proceeds. The General Partner shall inform and consult with the Limited Partners about any allocation made that is not an allocation made based on the source of the proceeds.

(b) Without limiting the generality of the foregoing, subject to the provisions of Section 5.03, Section 5.05, Section 6.04 and Section 9.04, distributions of Proceeds shall be made in accordance with this Article 6.

Section 6.02. Distributions of Proceeds of Partnership Investments. (a) Subject to Sections 5.03(b)(iii)(C), Section 5.05, Section 6.03 and Section 6.05(c), with respect to any Fund, the Investment Percentage of any Proceeds from any Partnership Investment belonging or being attributable to such Fund and attributable to any Limited Partner having an interest in such Fund shall be distributed as follows:

(i) *********************************************************************************************** ***************************************************************************************************** ************************************************************

(ii) ********************************************************************************************** *********************************

For purposes of the foregoing determinations, and of allocations to the General Partner pursuant to Section 6.07, distributions pursuant to Section 9.04 shall be made under the applicable clauses of this Section 6.02(a). Any value-added tax

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

incurred by the Partnership with respect to Carried Interest shall be deducted from Carried Interest that the General Partner would otherwise have received.

(b) Intentionally Omitted.

(c) Subject to Sections 6.03 and 6.05, the Investment Percentage of such Proceeds attributable to the General Partner shall be distributed 100% to the General Partner. The General Partner may, at its discretion, cause the Partnership to retain any such amount or any other amount otherwise distributable to the General Partner under this Agreement for distribution at such later date as the General Partner shall determine, provided that (i) all income received as a result of the investment of such retained amounts and all taxes on that income shall be for the account of the General Partner, (ii) the Partnership shall make such special allocations and distributions as necessary to give effect to this proviso, and (iii) such retained amounts shall be considered to have been received by the General Partner for purposes of Section 6.07.

Section 6.03. Early Promote. (a) *************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ****************************************************************************

(b) ************************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ***********

(c) *************************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* **********

(d) *************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** **********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ************************************************************** ******************

(e) **************************************************************************************************** ********************************************************************************************************** ******************************************************************************************************* ******************************************************************************************************* ******************************************************************************* **************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) ************************************************************************************************ ****************************************************************************************************** *************************************************************

(ii) *********************************************************************************************** ****************************************************************************************************** *******************************************************************************************

(iii) ********************************************************************************************** ***************************************************************************************************** *********************************

(iv) *********************************************************************************************** ****************************************************************************************************** **************************************************************************

Section 6.04. Other Distributions. All distributable amounts that are not distributed pursuant to any other provision of this Article 6 shall be apportioned among the Funds by the General Partner (acting reasonably) and the General Partner shall inform and consult with the Limited Partners about any allocation made that is not an allocation made based on the source of the proceeds and the basis on which such allocation has been made, and such amounts shall be distributed to the Partners pro rata in accordance with their Commitment Percentages applicable to such Funds.

Section 6.05. Other General Principles of Distribution. (a) Distributions of Cash. Subject to Section 9.04 and the remaining provisions of this Section 6.05, (i) distributions of Proceeds from Disposition of Partnership Investments belonging to a Fund shall be made as soon as reasonably practicable after their receipt by the Partnership, and (ii) distributions of Proceeds received by the Partnership in respect of a Fund, other than from Dispositions of Partnership Investments belonging to such Fund, and distributions of income earned pursuant to Section 2.10 shall be distributed as deemed appropriate by the General Partner to Partners having interests in such Fund. All distributions pursuant to this Section 6.05(a) shall be made in immediately available funds in Euros.

(b) Distributions in Kind. (i) The General Partner shall not make any distribution in kind to any Limited Partner without the prior written consent of all Partners. Upon the request of the General Partner or a Host Limited Partner, the

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Limited Partners shall cooperate with the General Partner to effect a distribution in kind to the General Partner or such Host Limited Partner.

(ii) For purposes of this Article 6, the amount of any distribution in kind shall be the fair market value of such distribution as determined by the appraisal procedure set forth in Section 11.02, and for purposes of determining Net Income or Net Loss, such property shall be deemed to have been sold by the Partnership for such fair market value, provided that with the prior written consent of all Partners, the amount of the distribution in kind may deviate from the fair market value.

(iii) If there is a distribution in kind to a Limited Partner, such Limited Partner may designate any other Person to receive such distribution.

(c) Withholding of Certain Amounts. Notwithstanding anything else contained in this Agreement, prior to making a distribution pursuant to Section 6.02 with respect to a Fund, the General Partner may, in its discretion, withhold from any such distribution of cash or property in kind to any Partner having an interest in such Fund pursuant to this Agreement, the following amounts:

(i) any amounts due in connection with such Fund from such Partner to the Partnership or the General Partner pursuant to this Agreement to the extent not otherwise paid (including any Total Drawdown Amount, Default Amount or Total Extraordinary Drawdown Amount, as applicable, plus any accrued interest thereon);

(ii) any amounts required to be paid by or reimbursed to (on a net after-tax basis) any Indemnified Person or the Partnership or any of its Subsidiaries for the payment of any taxes (including withholding taxes imposed with reference to a Partner) and related expenses that the General Partner in good faith determines to be properly attributable to such Partner; and

(iii) Partnership Expenses attributable to such Fund.

Any amounts so withheld pursuant to this Section 6.05(c) shall be applied by the General Partner to discharge the obligation in respect of which such amounts were withheld.

(d) Treatment of Certain Amounts Withheld. Notwithstanding anything else in this Agreement, all amounts withheld by the General Partner pursuant to Section 6.05(c) and all other amounts that the General Partner determines in good faith to be properly withheld or otherwise paid by any Person on behalf of any Partner pursuant to any provision of applicable law, shall be treated as if such amounts were realized and recognized by the Partnership and distributed to such Partner pursuant to Section 6.02.

(e) Tax Efficiency. The General Partner will use reasonable efforts to ensure that the Partnership holds investments in the most tax efficient way reasonably practicable taking into account and balancing the relative interests of the Partners and will use reasonable efforts to meet the conditions of and to benefit from participation exemption regimes, the EU-Parent Subsidiary Directive, the EU-Interest and Royalties directive and other relevant treaties where applicable and cause Portfolio Companies and Partnership Investment Vehicles to maintain sufficient substance and hold such investments as to gain such benefits.

(f) Amounts Held in Reserve. In addition to the rights set forth in Section 6.05(c), the General Partner shall have the right, in its discretion, to establish or modify the amount of any reserves for a Fund prior to making any distributions to the Partners having an interest in such Fund by withholding amounts otherwise distributable by the Partnership to such Partners in order to maintain the Partnership (including the related Fund) in a sound financial and cash position and to make such provision as the General Partner in its discretion deems necessary or advisable for any and all liabilities and obligations, contingent or otherwise, of the Partnership in respect of such Fund (including in respect of any anticipated capital requirements in accordance with the Budget applicable to such Fund).

(g) Reinvestment. Notwithstanding the foregoing provisions of this Article 6, during the Commitment Period applicable to a Fund, the General Partner, in its sole discretion, may cause the Partnership to retain (and not to distribute to Limited Partners having an interest in such Fund and, accordingly, such amounts shall continue to be considered unreturned capital until distributed) or recall all or any portion of any Proceeds constituting a return of the amounts of any Capital Contributions made by such Limited Partner, and to reinvest such Proceeds in accordance with this Agreement. The General Partner shall notify the Limited Partners of such Capital Contribution that is being recalled in the Drawdown Notice. After the Commitment Period applicable to a Fund, subject to the restrictions provided herein, any such retained or recalled Proceeds may only be (i) reinvested by the General Partner, in its discretion, in a Partnership Investment that the Partnership committed to make for a Fund prior to the termination of the applicable Commitment Period as evidenced by a letter of intent, agreement in principle or definitive agreement to invest and (ii) used to pay Partnership Expenses.

(h) C.V. Law. Notwithstanding anything in this Agreement to the contrary, the Partnership shall not make any distributions except to the extent permitted under the C.V. Law.

(i) Loans and Withdrawal of Capital. No Partner shall be permitted to borrow, or to make an early withdrawal of, any portion of its Capital Account.

(j) Tax Payments. Each Partner covenants for itself and its successors, assigns, heirs and personal representatives that such Person will, to the fullest extent permitted by law, at any time prior to or after dissolution of the Partnership, whether before or after such Person’s withdrawal from the Partnership, pay to the Partnership or the General Partner on demand any amount that the Partnership or the General Partner, as the case may be, pays in respect of taxes (including withholding taxes) imposed with reference to such Partner upon income of, or distributions in respect of Partnership Investments made to, such Partner.

Section 6.06. Capital Accounts. (a) In general, with respect to each Fund, there shall be established for each Partner having an interest in such Fund, on the books and records of the Partnership a separate capital account (a “Capital Account”), which shall initially be zero. The Capital Account of each such Partner with respect to such Fund shall be:

(i) credited with any Capital Contributions made by such Partner in respect of such Fund;

(ii) credited with any allocations of income, profit or gain of the Partnership to such Partner in respect of such Fund;

(iii) debited by the amount of cash (or the fair market value of other property as determined by the General Partner pursuant to Section 6.05(b)) distributed by the Partnership to such Partner in respect of such Fund; and

(iv) debited by any allocations of expense (other than any expense that should properly be included in the basis of any asset of the Partnership in respect of such Fund), deduction or loss of the Partnership to such Partner in respect of such Fund.

(b) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with applicable Regulations under Code Section 704 and to provide for allocations that have “substantial economic effect” within the meaning of those Regulations or, in the case of allocations attributable to nonrecourse indebtedness, that are deemed pursuant to those Regulations to be in accordance with the “partners’ interests in the partnership”. The provisions of this Agreement shall be interpreted and applied in a manner consistent with this intention. Moreover, in determining the amount of any liability for purposes hereof, Code Section 752 and the Regulations thereunder shall be applied insofar as relevant. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the General Partner may make such modification, provided that no such modification that has a material adverse effect upon any Partner shall be made without that Partner’s consent. Without limiting the generality of the foregoing, in accordance with Regulations Section 1.704-1(b)(2)(iv)(f), the Partnership may adjust the Capital Accounts with respect to any Fund to reflect a revaluation of the properties belonging to such Fund in connection with any of the events specified in Regulations Section 1.704-1(b)(2)(iv)(f)(5).

Section 6.07. Allocations of Income and Loss. (a) In General. The provisions of this Section 6.07 shall apply separately to each Fund. The Partnership’s Net Income and Net Loss (and items of income, gain, loss, deduction and expense included in the determination of Net Income or Net Loss) with respect to a Fund shall be allocated among the Partners in a manner consistent with the corresponding distributions to be made pursuant to this Article 6 with respect to such Fund. Without limiting the generality of the foregoing, the following principles shall be applied:

(i) the Investment Percentage of Net Income and Net Loss in respect of a Fund for each Fiscal Year attributable to the General Partner shall be allocated 100% to the General Partner; and

(ii) each Limited Partner’s Investment Percentage of Net Income and Net Loss (and items of income, gain, loss, deduction and expense included in the determination of Net Income or Net Loss) with respect to such Fund shall be allocated between such Limited Partner and the General Partner in such a manner that if, immediately after such allocation, the Partnership liquidated pursuant to Article 9 (assuming all of its assets are sold and its liabilities are settled at their book value), distributions pursuant to Section 9.04(a) with respect to such Fund would, as nearly as possible, be equal to the distributions that would be made pursuant to this Article 6 with respect to such Fund.

(b) Other Items. (i) Interest expense with respect to any Default Loans shall be allocated pursuant to Section 5.03(b)(iii)(B).

(ii) Any expense incurred by the Partnership for value-added taxes with respect to Carried Interest shall be allocated to the General Partner.

(iii) All items of income, gain, loss and expense of the Partnership in respect of a Fund that are not allocated pursuant to the foregoing provisions of this Section 6.07 shall be allocated to the Partners pro rata in accordance with their Commitment Percentages.

(c) Regulatory Allocations. The following special allocations shall be made in the following order:

(i) Notwithstanding any other provision of Article 6 if there is a net decrease in “partnership minimum gain” or “partner nonrecourse debt minimum gain” (as defined in applicable Regulations under Code Section 704) for any Fiscal Year, then items of Partnership income and gain for such year (and, if necessary, subsequent years) shall be specially allocated among the Partners in accordance with requirements of Regulations Section 1.704-2(f) and (i). This Section 6.07(c)(i) is intended to comply with the “minimum gain chargeback” requirements of such Regulations and shall be interpreted consistently therewith.

(ii) If any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be specially allocated to such Partner in accordance with the requirements of Regulation Section 1.704-1(b)(2)(ii)(d). This Section 6.07(c)(ii) is intended to comply with the “qualified income offset” provision of such Regulations and shall be interpreted consistent therewith.

(iii) If and to the extent that the allocation of any “nonrecourse deductions” (within the meaning of Regulations Section 1.704-2(b)(1)) with respect to a Partnership Investment for any Fiscal Year would not otherwise satisfy the requirements of Regulations Section 1.704-2(e), then such nonrecourse deductions shall be specially allocated to the Partners in proportion to their respective Capital Contributions in respect of such Investment or as otherwise required by Regulations under Code Section 704.

(d) Reversal of Regulatory Allocations. The allocations required pursuant to Section 6.07(c) (“Regulatory Allocations”) shall be taken into account in allocating other items of income, gain, loss, deduction and credit for the same year and/or subsequent years among the Partners so that, to the extent possible without violating the statutory or regulatory requirements that gave rise to the Regulatory Allocations, the cumulative net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if such Regulatory Allocations had not occurred.

(e) Section 706. If additional Partners are admitted to the Partnership and are granted an interest in a Fund on different dates during any Fiscal Year (in accordance with the provisions of this Agreement), the Net Income (or Net Loss) with respect to such Fund shall be allocated to the Partners having interests in such Fund with respect to the interests each held from time to time during such

Fiscal Year in accordance with Code Section 706, using any convention permitted by law as determined by the General Partner in its discretion.

(f) Section 704(c) Value of Assets. To the extent required by Code Section 704 and the Regulations thereunder, Net Income and Net Loss for each Fund shall be adjusted as follows:

(A) In the event that the 704(c) Value of any asset is adjusted, the amount of such adjustment shall be treated as gain or loss from the Disposition of such asset for purposes of computing Net Income or Net Loss;

(B) Gain or loss resulting from any Disposition of any asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the 704(c) Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from such Value; and

(C) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed as defined herein.

As used in this Section 6.07(f), the following terms have the following meaning:

“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the 704(c) Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning 704(c) Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis.

“704(c)Value” means, with respect to any Partnership asset, the adjusted basis for federal income tax purposes of such asset, adjusted as of the following times to equal its gross fair market value (as determined by the General Partner in its discretion): (a) the acquisition of an additional Interest by any new or existing Partner in exchange for more than a de minimis (as that term is used in Regulations Section 1.704-1(b)(2)(iv)(f)) Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of

Partnership property or money if the General Partner determines in its discretion that such adjustment is necessary or appropriate to reflect the economic interests of the Partners in the Partnership; and (c) the liquidation of the Partnership for federal income tax purposes within the meaning of Regulations Section 1.704-1(b)(2)(ii). If the 704(c) Value of an asset has been determined or adjusted pursuant hereto, such 704(c) Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes for computing Net Income and Net Loss.

(g) Distributions during the course of any Fiscal Year shall be on account of the Net Income for that Fiscal Year to the extent of such Net Income.

(h) Tax Expenses. Items of tax expense in respect of taxes imposed on the Partnership or withheld on income payable, directly or indirectly, to the Partnership (including any withholding taxes imposed on payments of interest or dividends by any Portfolio Company or Partnership Investment Vehicle) shall be apportioned among the Funds, included in the computation of Net Income and Net Loss and allocated pursuant to this Section 6.07; provided that where an item of tax expense payable by the Partnership with respect to a Fund or where a direct or indirect withholding tax on income or payments to the Partnership with respect to a Fund is calculated, under applicable law, at different rates or on a different basis with respect to income allocable to some (but not all) of the Partners having an interest in such Fund, such tax expense or withholding tax shall be allocated to, and such expense or withholding tax shall reduce the amount distributable to, the Partners having an interest in such Fund pursuant to Section 6.02 as reasonably determined by the General Partner, in a manner which reflects the rate or basis of taxation which is applicable to each such Partner (and the amount withheld shall be treated as having been received by such Partner for purposes of Section 6.02, but shall not be deemed to be a Capital Contribution by such Partner or otherwise reduce such Partner’s unfunded Capital Commitment with respect to a Fund).

Section 6.08. Tax Allocations. (a) For income tax purposes, each item of income, gain, loss, deduction and credit of the Partnership shall be allocated among the Partners as nearly as possible in the same manner as the corresponding item of income, expense, gain or loss is allocated pursuant to the other provisions of this Article 6. Allocations pursuant to this Section 6.08 are solely for purposes of income taxes and shall not affect, or in any way be taken into account in computing, any Partner’s Capital Account or share of Net Income or Net Loss, distributions or other Partnership items pursuant to any provision of this Agreement.

(b) All items of income, gain, loss and deduction with respect to any Partnership asset that has a book value that differs from its adjusted tax basis for U.S. federal income tax purposes shall be allocated so as to take into account the variation between the book value and the adjusted tax basis in accordance with the principles of Section 704(c) of the Code and the Regulations thereunder. Any elections or other decisions relating to such allocation shall be made by the General Partner in its reasonable discretion.

Section 6.09. Interpretation of Allocation Provisions. For the avoidance of doubt, the allocation provisions contain in Section 6.07 and Section 6.08 are not intended to impact the waterfall distributions to the Partners governed by Section 6.02.

Section 6.10. U.S. Taxation of Limited Partners. The General Partner agrees not to cause the Partnership to make any investments or take any other action that (i) would cause the Partnership or any Limited Partner to realize “effectively connected income” within the meaning of the Code or any other income subject to U.S. federal income tax (including withholding tax), or (ii) would cause any Limited Partner to be required to file U.S. federal income tax returns solely by reason of being a Partner in the Partnership.

ARTICLE 7

REPORTS TO LIMITED PARTNERS; OPERATIONAL AUDIT

Section 7.01. Reports. (a) The books of account and records of the Partnership shall be audited as of the end of each Fiscal Year by the Partnership’s Approved Accountant. All reports provided to the Limited Partners pursuant to this Section 7.01 shall be prepared in accordance with IFRS.

(b) With respect to a Fund, not later than forty-five (45) days after the end of each fiscal quarter (other than the fourth quarter), the General Partner shall prepare and mail to each Person who was a Partner having an interest in such Fund during such fiscal quarter an unaudited written report setting forth as of the end of such fiscal quarter:

(i) in respect of the individual Funds in which such Person had an interest an uncombined unconsolidated balance sheet of such Funds and a combined consolidated balance sheet of the Partnership, any Fund in which such Person had an interest, any Partnership Investment Vehicles or Portfolio Companies and their respective assets as of the end of such fiscal quarter;

(ii) in respect of the individual Funds in which such Person had an interest an uncombined unconsolidated statement of cash flow of such Funds and a combined consolidated statement of cash flow for the

Partnership, any Fund in which such Person had an interest, any Partnership Investment Vehicles or Portfolio Companies; and

(iii) in respect of the individual Funds in which such Person had an interest an uncombined unconsolidated profit and loss statement of such Funds and a combined consolidated profit and loss statement of the Partnership, any Fund in which such Person had an interest, any Partnership Investment Vehicles or Portfolio Companies for such fiscal quarter.

Any unaudited financial statements shall be certified by the General Partner as being accurate to the best of the General Partner’s knowledge and belief in all material respects.

(c) Not later than ninety (90) days after the end of each Fiscal Year, the General Partner shall cause the Approved Accountant to prepare, and shall mail to each Partner who was a Partner during such fiscal year, an audited written report signed by the Approved Accountant setting forth as of the end of such Fiscal Year:

(i) in respect of the individual Funds in which such Partner had an interest an uncombined unconsolidated balance sheet of such Funds and a combined consolidated balance sheet of the Partnership, each Fund, any Partnership Investment Vehicles or Portfolio Companies and their assets as of the end of such Fiscal Year;

(ii) in respect of the individual Funds in which such Partner had an interest an uncombined unconsolidated statement of cash flow of such Funds and a combined consolidated statement of the Partnership cash flow for the Partnership, each Fund, any Partnership Investment Vehicles or Portfolio Companies for such Fiscal Year; and

(iii) in respect of the individual Funds in which such Partner had an interest an uncombined unconsolidated income statement of such Funds and a combined consolidated income statement of the Partnership, each Fund, any Partnership Investment Vehicles or Portfolio Companies for such Fiscal Year.

(d) Not later than ***** prior to the end of each fiscal quarter, with respect to each Fund, the General Partner shall prepare and mail to each Person who was a Partner having an interest in such Fund during such fiscal quarter the following as of the end of such fiscal quarter (except for the fourth quarter, which shall be on a consolidated annual basis, if applicable):

(i) a written report setting forth an unaudited estimate of the *********of the Partnership included in such Fund as of

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the end of such fiscal quarter and a description of the valuation method used;

(ii) a description of the status of the implementation of the General Partner’s strategy and major projects as set out in the Business Plan applicable to such Fund;

(iii) a summary of new acquisitions and dispositions of Partnership Investments for such Fund for such fiscal quarter;

(iv) an overview of all Capital Contributions, all distributions and the Available Capital Commitment for each Limited Partner having an interest in such Fund; and

(v) a forecast of cash flow for each Fund, any Partnership Investment Vehicle in such Fund or any Portfolio Company in such Fund for the next fiscal quarter.

(e) Not later than********** the General Partner shall prepare and mail to each Person who was a Partner during such month an unaudited written report setting forth an estimate of each of the anticipated amounts of Drawdowns and the distributions of Proceeds for the next three (3) months with respect to a Fund.

(f) The General Partner shall provide the Limited Partners with all other relevant information in the General Partner’s possession and reasonably requested by any Limited Partner, including any such information with respect to JHPL’s fiscal year end reporting requirements.

(g) The General Partner agrees to reasonably cooperate with APG with respect to the delivery of any reports described in this Section 7.01 after the dates set forth in the same.

Section 7.02. Operational Audit. (a) Upon prior written notice to the General Partner, the Required Limited Partners (other than any Limited Partner that is an Affiliate of Host) may elect to have an audit of the operations of the Partnership and any Fund in which such Limited Partners have an interest made by such independent certified public accountant as such Limited Partners determine to select, including, in particular, but without limitation, an audit as to the costs and expenses charged or otherwise allocated to the Partnership by the General Partner or any of its Affiliates. Any such election may be made no more than once annually.

(b) The costs of any such audit shall be borne by the Partnership and be allocated to the applicable Fund unless such audit determines that the Partnership has been overcharged and/or overallocated costs and expenses by the General

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Partner and/or its Affiliates by an aggregate amount equal to at least *** on an annual basis, in which event the costs of such audit shall be borne by the General Partner.

(c) If such audit determines that there has been an overcharge and/or overallocation to the Partnership overall or any Fund, then the General Partner shall, within**** ******** days after the delivery of any such audit repay or cause to be repaid to the Partnership or the applicable Fund any such overcharge and/or overallocation. If such audit determines that there has been an undercharge and/or underallocation to the Partnership, then each Limited Partner having an interest in the Fund with respect to which the audit relates shall, within **** days after the delivery of any such audit pay or cause to be paid to the General Partner its pro rata share of any such undercharge and/or underallocation, provided such payment does not lead to such Limited Partner exceeding its Available Capital Commitment, in which case the General Partner may withhold such amounts from Proceeds prior to making distributions pursuant to Section 6.02.

ARTICLE 8

INDEMNIFICATION

Section 8.01. Indemnification. (a) No Indemnified Person shall be liable to the Partnership or to the Partners for any losses, claims, damages or liabilities arising from, related to, or in connection with this Agreement or the Partnership’s business or affairs (including any act or omission by any Indemnified Person and any activity of the type or character disclosed or contemplated in Section 2.04, and no such activity will in and of itself constitute a breach of any duty owed by any Indemnified Person to any Limited Partner or the Partnership hereunder or under applicable law), except, as to Indemnified Parties, for any such losses, claims, damages or liabilities resulting from such Indemnified Person’s gross negligence or willful misconduct or fraud or from the occurrence of an Uncured Breach or Uncured Material Violation of Law.

(b) The Partnership shall for the account of the relevant Fund, to the fullest extent permitted by applicable law, indemnify and hold harmless each Indemnified Person against any losses, claims, damages or liabilities arising from, related to or in connection with this Agreement or the Partnership’s business or affairs relating to an individual Fund (including any act or omission by any Indemnified Person and any activity of the type or character disclosed or contemplated in Section 2.04, and no such activity will in and of itself constitute a breach of any duty owed by any Indemnified Person to any Limited Partner or to the Partnership hereunder or under applicable law), except for any such losses, claims, damages or liabilities resulting from such Indemnified Person’s gross negligence or willful misconduct or fraud or from the occurrence of an Uncured Breach or Uncured Material Violation of Law. Subject to the immediately

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

succeeding sentence, the Partnership will for the account of the relevant Fund periodically reimburse each Indemnified Person for all expenses (including reasonable fees and expenses of counsel) as such expenses are incurred in connection with investigating, preparing, pursuing or defending any Proceeding related to, arising from or in connection with this Agreement or the Partnership’s business or affairs whether or not pending or threatened and whether or not any Indemnified Person is a party thereto. If for any reason (other than the gross negligence or willful misconduct or fraud or from the occurrence of an Uncured Breach or Uncured Material Violation of Law of such Indemnified Person), the foregoing indemnification is unavailable to any Indemnified Person, or insufficient to hold it harmless, then the Partnership shall for the account of the relevant Fund contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by the Partnership, on the one hand, and such Indemnified Person, on the other hand, or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations.

(c) The General Partner shall use commercially reasonable efforts to obtain the funds needed to satisfy the Partnership’s indemnification obligations under Section 8.01 from Persons other than the Partners or the Partnership for the account of the relevant Fund (for example, pursuant to insurance policies that provide primary coverage or Portfolio Company indemnification arrangements) before causing the Partnership for the account of the relevant Fund to make payments pursuant to Section 8.01.

(d) Notwithstanding anything else contained in this Agreement, the reimbursement, indemnity and contribution obligations of the Partnership for the account of the relevant Fund under Section 8.01 (the “Indemnification Obligations”) shall:

(i) with respect to taxes imposed on a Partner, be in addition to any liability which the Partnership may otherwise have;

(ii) be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of each Indemnified Person; and

(iii) be limited to the sum of (x) the assets of the Partnership, plus (y) prior to the completion of the winding up of the Partnership pursuant to Article 9, the amount of all Partners’ aggregate Available Capital Commitments, provided that if such sum is insufficient to fulfill the Partnership’s obligations under this Article 8, the General Partner may, in its discretion, seek to satisfy such obligation out of the assets of a Partnership Investment.

(e) To the extent that, at law or in equity, any Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to any Partner, the General Partner and any other Indemnified Person acting in connection with the Partnership’s affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities or rights and powers of any Indemnified Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties, liabilities, rights and powers of such Indemnified Person.

(f) To the fullest extent permitted by law and notwithstanding any other provision of this Agreement, or in any agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever in this Agreement a Limited Partner is permitted or required to make a determination or decision in its “discretion” (including whenever a prior written consent has to be given) or under a grant of similar authority or latitude, a Limited Partner shall be entitled to consider, including its own interests, only such interests and factors as it desires to consider and shall have no duty or obligation to give any consideration to any interest of or factors affecting any other Limited Partner, the General Partner, a Fund or the Partnership. Any determination or decision made pursuant to this Agreement by the General Partner shall be final, binding and conclusive for all purposes and binding upon all Partners and their respective successors, assigns, heirs and personal representatives.

(g) The General Partner shall acquire and maintain adequate liability insurance for the benefit of the Partnership and each Fund at the Partnership’s expense with customary limits and deductibles covering the General Partner and its Affiliates. Neither the Partnership nor any Fund shall incur the cost of that portion of any insurance which insures any party against any liability the indemnification of which is prohibited pursuant to this Article 8. Any Person entitled to indemnification from the Partnership pursuant to this Article 8 shall first use its reasonable best efforts to seek recovery under any other indemnity or any insurance policies by which such Person is indemnified or covered, but if such recovery or advancement is not promptly forthcoming, the Partnership shall for the account of the relevant Fund provide the indemnification and shall be subrogated to the right of the Indemnified Party to recover from such other sources.

ARTICLE 9

DURATION AND DISSOLUTION OF THE PARTNERSHIP

Section 9.01. Duration. The term of the Partnership shall continue in existence until the earlier of (x) the tenth anniversary of the Effective Date and (y) the conclusion of the liquidation of all Partnership Investments (the “Initial Term”), unless the Partnership is sooner dissolved pursuant to Section 9.02;

provided that, subject to Section 9.02, the General Partner, with the unanimous consent of the Limited Partners, may extend the term of the Partnership for up to two additional successive one-year terms following the expiration of the Initial Term or for the period determined pursuant to Section 6.03(c).

Section 9.02. Dissolution. (a) The Partners agree that Section 7A:1683 Dutch Civil Code shall not apply and that the Partnership shall be dissolved and its affairs shall be wound up upon the earliest of:

(i) the expiration of the term of the Partnership provided in Section 9.01;

(ii) a decision made by the General Partner, after consultation with counsel, to dissolve the Partnership following its good faith determination that (A) changes in any applicable law or regulation would have a material adverse effect on the continuation of the Partnership or (B) such action is necessary or desirable as provided in Section 2.03(a);

(iii) an event of withdrawal of the General Partner under Dutch Law unless, if there is no remaining general partner of the Partnership, the Required Limited Partners agree in writing within 90 days of such event of withdrawal to continue the business of the Partnership and to the appointment of a successor general partner of the Partnership, effective as of the date of such event;

(iv) the entry of a decree of judicial dissolution under Dutch Law, including for serious cause pursuant to Article 7A:1684 Dutch Civil Code (gewichtige redenen);

(v) at any time there are no limited partners of the Partnership, unless the business of the Partnership is continued in accordance with Dutch Law; and

(vi) Intentionally Omitted.

(vii) the Disposition of all Partnership Investments pursuant to Section 5.04(g), Section 6.03(b) and Section 10.03(i), provided that if all of the Partnership Investments belonging to a Fund are Disposed and all Proceeds distributed and all other assets are sold and all other proceeds distributed and no further liabilities in respect of such Fund and such Fund’s former investments remain (for the avoidance of doubt, including any future liabilities), then this Agreement shall no longer be effective in respect of such Fund save as to antecedent breaches and claims that pursuant to the terms of this Agreement shall survive the termination of this Agreement.

Notwithstanding the foregoing and any other provisions in this Agreement, the non-Host Limited Partners can at any time and for any reason dissolve the Partnership by an affirmative vote of the non-Host Limited Partners representing at least ******** ************************************************.

(b) Except as otherwise provided in this Agreement, the death, dissolution and winding-up, bankruptcy or insolvency, or the appointment of a guardian over a Partner shall not, in and of itself, cause the Partnership to be dissolved except with respect to the Partner involved, provided that the Partnership continues to have at least two Partners, including at least one general partner.

Section 9.03. Liquidation of Partnership. Upon dissolution, the Partnership’s business shall be liquidated in an orderly manner. Except as provided in the two immediately succeeding sentences, the General Partner shall be the liquidator to wind up the affairs of the Partnership pursuant to this Agreement. If there shall be no General Partner or if the Partnership shall be dissolved pursuant to Section 9.02(a)(iii), the Limited Partners, upon the approval of the Required Limited Partners, may approve one or more liquidators to act as the liquidator in carrying out such liquidation. For the avoidance of doubt, the appointment of an alternative liquidator would not impact the Carried Interest that the General Partner may be entitled to. ********************************************** ********************************************************************************************************** ********************************************************************************************************** ****************************************************************************************. In performing its duties, subject to applicable law, the liquidator is authorized to sell, distribute, exchange or otherwise dispose of the assets of the Partnership in any reasonable manner that the liquidator shall determine to be in the best interest of the Partners.

Section 9.04. Distribution Upon Dissolution of the Partnership. (a) Upon dissolution of the Partnership, the liquidator winding up the affairs of the Partnership shall cause the assets of the Partnership to be sold in order to distribute the proceeds in cash, provided, with the unanimous consent of the Limited Partners (in the case of a proposal that the in-kind distribution be to Host, which consent shall not be unreasonably withheld, provided that a disagreement as to value of the asset to be distributed in kind shall be reasonable grounds to withhold consent) one or more assets of the Partnership may be retained for distribution in kind to the Partners in accordance with Section 6.05(b). Subject to Section 6.05(b), assets to be distributed in kind shall be valued by the liquidator using an Approved Appraiser. Subject to Dutch Law, after all liabilities of the Partnership have been satisfied or duly provided for (including any amounts owed the General Partner pursuant to Section 6.03), the remaining assets of the Partnership with respect to each Fund shall be distributed to the Partners in

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

accordance with their positive Capital Account balances for such Fund to the extent thereof, and thereafter in accordance with Section 6.02.

(b) In the reasonable discretion of the liquidator, and subject to Dutch Law, a portion of the distributions in respect of each Fund that would otherwise be made to the General Partner and the Limited Partners pursuant to Section 9.04(a) may be distributed to a trust established for the benefit of the Partners for purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any liabilities or obligations of the relevant subsidiary of the Partnership in respect of the relevant Fund or the General Partner arising out of, or in connection with, this Agreement or the Partnership’s affairs.

The assets of any trust established in connection with the foregoing paragraph shall be distributed to the Partners from time to time, in the discretion of the liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to this Agreement.

(c) Each Partner shall look solely to the assets belonging to the Fund or Funds to which such Partner’s Capital Contributions relate, for the return of such Partner’s Capital Contributions, and no Partner shall have priority over any other Partner as to the return of such Capital Contributions.

ARTICLE 10

TRANSFERABILITY OF A PARTNER’S INTEREST; WITHDRAWAL BY A PARTNER

Section 10.01. Transferability of General Partner’s Interest. (a) The General Partner may not, directly or indirectly, sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of all or any portion of its interest in the Partnership (any such direct or indirect sale, exchange, transfer, assignment, pledge, hypothecation, swap or other disposition being herein collectively called “Transfers”) to any Person without the prior unanimous written consent of the Partners at such time. If the General Partner so determines, and any such prior consent of the Limited Partners under this Article 10 so provides, the General Partner may admit any Person to whom the General Partner proposes to make such a Transfer as a substitute general partner of the Partnership, and such transferee shall be deemed admitted to the Partnership as a general partner of the Partnership immediately prior to such Transfer and shall continue the business of the Partnership without dissolution.

(b) A transfer of the General Partner’s interest (including, for the avoidance of doubt, all rights and obligations of the General Partner under this Agreement) pursuant to Section 2.11 or this Section 10.01 shall be effectuated by way of assumption of contract (contractsoverneming) within the meaning of Section 6:159 of the Dutch Civil Code and any assets formally (goederenrechtelijk) held by the transferor General Partner for the benefit of the

Partnership shall be transferred to the transferee General Partner in accordance with applicable law. The Partners hereby give their cooperation in advance to such assumption of contract and any such transfer and agree that this cooperation cannot be revoked.

(c) Except as otherwise provided in Section 10.01(a), the General Partner shall not assign any of its rights or duties hereunder except with such approval of the Required Limited Partners.

(d) Except as otherwise provided in Article 2 or this Article 10, the General Partner may not withdraw from the Partnership or be removed as general partner of the Partnership.

Section 10.02. Transferability of a Limited Partner’s Interest. (a) Subject to Section 10.07 and Section 10.08, other than as expressly set forth in Section 5.03, no Transfer of all or any part of a Limited Partner’s interest (whether or not exclusively relating to one or more specific Funds) in the Partnership (including to an Affiliate of such Limited Partner) may be made without (x) the prior written unanimous consent of all Partners, and (y) satisfying the provisions of Sections 10.02(b), 10.03(j) and 10.05.

(b) Notwithstanding the provisions of Section 10.07, in no event may a Limited Partner Transfer any portion of its interest in the Partnership (whether or not exclusively relating to one or more specific Funds) nor may a Substituted Limited Partner be admitted to the Partnership if such Transfer or such admission would, in the judgment of the General Partner, cause the Partnership’s assets to be deemed “plan assets” for purposes of ERISA or cause the Partnership or the General Partner to be in violation of the Securities Law or any other applicable law or regulation.

Section 10.03. ************************** (a) ************************************************************* ********************************************************************************************************** ********************************************************************************************************** *********************************************************************************************

(b) **************************************************************************************************** *********************************

(c) **************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** *********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) *************************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ***********************************

(e) *************************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ******************************************************************************************************* *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** **************************************************************

(f) **************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** **********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** *************

(g) *************************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* **********************************************************************************************************

(h) **************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ***********************************************************************************

(i) **************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** *************************************************************************

(j) **************************************************************************************************** ************************************

Section 10.04. Expenses of Transfer; Indemnification. All expenses, including attorneys’ fees and expenses, incurred by the General Partner or the

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Partnership in connection with any Transfer (whether or not such Transfer is consummated) shall, unless otherwise determined by the General Partner, acting in good faith, be borne by the transferring Limited Partner or such Limited Partner’s transferee (any such transferee, when admitted and shown as such on the books and records of the Partnership, a “Substituted Limited Partner”). In addition, the transferring Limited Partner or the Substituted Limited Partner shall indemnify the Partnership and the General Partner in a manner satisfactory to the General Partner against any losses, claims, damages or liabilities to which the Partnership or the General Partner may become subject arising out of, related to or in connection with any false representation or warranty made by, or breach or failure to comply with any covenant or agreement of, such transferring Limited Partner or such Substituted Limited Partner.

Section 10.05. Recognition of Transfer; Substituted Limited Partners. (a) No purchaser, assignee, or other recipient of all or any portion of a Limited Partner’s interest in the Partnership may be admitted to the Partnership or increase its limited partner interest (as applicable) as a Substituted Limited Partner without the prior unanimous written consent of the Partners (other than Defaulting Partners pursuant to Section 5.03 under circumstances where the relative interests of the non-Defaulting Partners will not change (i.e., they are contributing their pro rata share of default amounts)). Such Person, as a condition to its admission as a Limited Partner or increase of its limited partner interest (as applicable), shall execute and acknowledge such instruments (including a counterpart of this Agreement), in form and substance satisfactory to the General Partner, as the General Partner reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of such Person to be bound by all the terms and provisions of this Agreement with respect to the interest in the Partnership acquired by such Person.

(b) The Partnership shall not (subject to Section 10.08) recognize for any purpose any purported Transfer of all or any part of a Limited Partner’s interest in the Partnership and no purchaser, assignee, transferee or other recipient of all or any part of such interest shall become a Substituted Limited Partner hereunder unless:

(i) the provisions of Sections 10.01(d), Section 10.04 and 10.05(a) shall have been complied with;

(ii) the General Partner shall have been furnished with the documents effecting such Transfer (including an assumption of contract (contractsoverneming) within the meaning of Section 6:159 of the Dutch Civil Code), in form reasonably satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee, transferee or other recipient;

(iii) such purchaser, assignee, transferee or other recipient shall have represented that such Transfer was made in accordance with all applicable laws and regulations;

(iv) all necessary governmental consents shall have been obtained in respect of such Transfer;

(v) the books and records of the Partnership shall have been changed (which change shall be made as promptly as practicable) to reflect the admission of such Substituted Limited Partner; and

(vi) all necessary instruments reflecting such admission shall have been filed in each jurisdiction in which such filing is necessary in order to qualify the Partnership to conduct business or to preserve the limited liability of the Limited Partners.

Upon the satisfaction of the conditions set forth in this Section 10.05, any such purchaser, assignee, or other recipient shall become a Substituted Limited Partner. The Partners hereby give their cooperation in advance to the assumption of contract described in this Section 10.05(b)(ii) and agree that this cooperation cannot be revoked.

Section 10.06. Transfers During a Fiscal Year. If any Transfer of a Partner’s interest in the Partnership shall occur at any time other than the last day of the Partnership’s Fiscal Year, the distributive shares of the various items of Partnership income, gain, loss, and expense as computed for tax purposes and the related cash distributions shall be allocated between the transferor and the transferee in accordance with the applicable requirements of Code Section 706.

Section 10.07. Withdrawal of a Partner. Partners may not withdraw (in whole or in part) from the Partnership prior to its dissolution and winding up. Upon the death, dissolution and winding up, bankruptcy or insolvency or the appointment of a guardian over a Partner (the “Withdrawing Partner”), the other Partners shall continue the business of the Partnership under the same name and for the account of such Partners and the beneficial interest corresponding to such partners’ interest in all assets that are legally owned by the General Partner for the benefit of the Partnership shall be deemed to be allotted to such other Partners; provided that at the time there is at least one remaining general partner of the Partnership or a new general partner has been appointed. The Partnership shall not be obligated to make any payments or distributions to a Withdrawing Partner. Except as expressly provided in this Agreement, no other event affecting a Partner shall, in and of itself, affect its obligations under this Agreement or affect the Partnership.

Section 10.08. Transfer and Admission Restrictions. Notwithstanding anything to the contrary herein, the interests in the Partnership are not and will not be offered in the Netherlands, unless one or several of the following apply:

(a) the offer is made only to qualified investors within the meaning of the Dutch Financial Markets Supervision Act (the “FMSA”) (Wet op het financieel toezicht); or

(b) the offer is made to fewer than 100 persons, not being qualified investors within the meaning of the FMSA; or

(c) the interests in the Partnership have a nominal value of at least EUR 100,000 each; or

(d) the interests in the Partnership can only be acquired for a total consideration of at least EUR 100,000 per investor.

Under the FMSA, the Partnership and its General Partner do not require a license with respect to the offering and they are not supervised by the Dutch Authority for the Financial Markets with respect thereto.

ARTICLE 11

MISCELLANEOUS

Section 11.01. Amendments; Waivers. (a) Except as otherwise provided in Section 11.01, any provision of this Agreement may be amended or waived with the unanimous consent of all the Partners (other than any Defaulting Limited Partners) (or if an amendment exclusively relates to a specific Fund, then the unanimous consent of the Partners having an interest in such Fund).

(b) The General Partner may, without the approval of any Limited Partner, amend or waive any provision of this Agreement (i) to cure any ambiguity, (ii) to correct or supplement any provision of this Agreement, (iii) to make any other provision with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement or (iv) to ensure that the Partnership remains a closed limited partnership (besloten commanditaire vennootschap) for Dutch tax purposes; provided that such amendment or waiver does not increase the obligations or liabilities of any Limited Partner or adversely affect any Limited Partner’s economic rights hereunder. The General Partner shall give prompt notice to each Limited Partner of any amendment of this Agreement pursuant to the preceding sentence.

(c) The General Partner may, with the approval of all Limited Partners, (such approval not to be unreasonably withheld or delayed, provided that a material change to the economic position of a Limited Partner shall be a reasonable basis upon which to withhold consent) amend or waive any provisions of this Agreement or take any action it has determined in good faith to be necessary or desirable in order for the Partnership, the General Partner, the Manager (or any sub-asset managers) to comply with any material law, rule or regulation (including the Dodd-Frank Act and the AIFM) applicable to the Partnership, the General Partner, and the Manager and its affiliates (including any sub-asset managers).

Section 11.02. Appraisal; Appraisal Procedure; Arbitration Procedure. (a) The General Partner shall cause any Partnership Investment to be appraised ********* by an Approved Appraiser.

(b) With respect to any provision of this Agreement requiring that the assets of the Partnership be valued, the following procedure shall be utilized. The Partners agree to meet and confer in order to agree on the value of the Partnership assets belonging to the Fund in which they have an interest. If the parties are not able to agree on the value of the assets, **************************** and, if applicable, such Deemed Carry Distribution shall be determined by an Approved Investment Bank or an Approved Investment Bank in combination with an Approved Appraiser, provided that in the event an appraisal was performed within the previous ****************, such value be used to determine the value of the assets belonging to such Fund, and if applicable, the Deemed Carried Distribution.

(c) Unless, with respect to any Fund, the General Partner and the Required Limited Partners having an interest in such Fund agree upon each Budget as contemplated by Section 2.12, such Budget for any Fiscal Year shall be established by an Approved Industry Consultant selected by the General Partner (such Approved Industry Consultant being instructed to use as a starting point the Budget for the immediately preceding Fiscal Year and to take into account any improvements and refurbishments contemplated by the business plan).

(d) The Limited Partners hereby approve the accountants listed in Appendix B, the appraisal firms listed in Appendix C, the industry consultants listed in Appendix D and the investment banks listed in Appendix E.

Section 11.03. Successors; Counterparts; Beneficiaries; Effectiveness. This Agreement (i) shall be binding as to the executors, administrators, estates, heirs and legal successors of the Partners, (ii) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart, and (iii) shall be effective on the Effective Date. For the avoidance of doubt, the Existing Partnership Agreement shall remain in full force and effect until the Effective Date has occurred. Except as otherwise set forth in Section 8.01(a), no provision of this

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 11.04. Governing Law; Severability; Jurisdiction; Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE NETHERLANDS. If it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under Dutch Law, such invalidity or unenforceability shall not invalidate the entire Agreement, in which case this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

(b) Each of the parties hereto irrevocably agrees that the courts of the Netherlands shall have exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties irrevocably waives any objection which it might now or hereafter have to the courts of the Netherlands being nominated as the forum to hear and determine any such suit, action or proceedings and to settle any such disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

(c) Nothing contained in this clause shall affect the right of the Partners to serve process in any manner permitted by law or to bring proceedings in any other jurisdiction for the purpose of the enforcement of any judgment or settlement.

(d) EACH PARTNER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.05. Certain Matters Relating to Partners. (a) Each Partner represents and warrants that (i) such Partner has been duly formed, and is validly existing under the laws of its jurisdiction of organization, (ii) the execution and performance by such Partner of this Agreement and the consummation of the transactions contemplated hereby are within such Partner’s powers and have been duly authorized by all necessary action on the part of such Partner, (iii) this Agreement constitutes a valid and binding agreement of such Partner, (iv) the execution and performance by such Partner of this Agreement require no action by or in respect of, or filing with, any governmental authority, (v) the execution and performance by such Partner of this Agreement will not violate the organizational documents of such Partner or violate applicable law.

(b) Each Limited Partner represents and warrants that the statements set forth in Appendix F are true as of the date hereof.

(c) Each Limited Partner being admitted to the Partnership shall deliver an investor questionnaire in the form attached hereto as Appendix G.

(d) HST LP II is admitted as a Limited Partner.

Section 11.06. Further Assurance. Each Limited Partner, upon the request of the General Partner, agrees to perform all further acts and to execute, acknowledge and deliver any documents that may reasonably be necessary to carry out the provisions of this Agreement.

Section 11.07. Power of Attorney. (a) Each Limited Partner does hereby irrevocably constitute and appoint the General Partner and its officers as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, deliver and file all such other instruments, documents and certificates which may from time to time be required by the laws of the Netherlands and any other jurisdiction, to effectuate, implement and continue the valid and subsisting existence of the Partnership or to dissolve the Partnership as contemplated in this Agreement. Such representatives and attorneys-in-fact shall not have any right, power or authority to amend or modify this Agreement or consent to any matters requiring consent pursuant to this Agreement including as contemplated by Section 10.02 when acting in such capacities.

(b) Section 3:68 of the Dutch Civil Code does not apply.

(c) The power of attorney granted pursuant to this Section 11.07 is coupled with an interest and shall (i) survive and not be affected by the subsequent dissolution or termination of the Limited Partner granting such power of attorney or the transfer of all or any portion of such Limited Partner’s interest in the Partnership, and (ii) extend to such Limited Partner’s successors, assigns and legal representatives.

Section 11.08. Goodwill. No value shall be placed on the name or goodwill of the Partnership.

Section 11.09. Notices. With the exception of Drawdown Notices and notices of distributions, which shall be made in writing and shall be given to the relevant party at its address (a copy of which may be made by electronic means without having any effect whatsoever), all notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address (including electronic address or facsimile number) set forth in Schedule C or such other address (including electronic address or facsimile number) as such party may hereafter specify for the purpose by notice in like manner to the General Partner (if such party is a Limited Partner) or to all the

Limited Partners (if such party is the General Partner). Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified pursuant to this Section 11.09 and the appropriate confirmation is received or (ii) if given by other means, when delivered at the address specified pursuant to this Section 11.09.).

Section 11.10. Headings. Section and other headings contained in this Agreement are for reference only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

Section 11.11. Tax Election. The Partners agree that neither the Partnership nor the General Partner shall take any action pursuant to Regulations under Code Section 7701 or otherwise that is inconsistent with the treatment of the Partnership as a partnership for U.S. federal income tax purposes. No Limited Partner shall be authorized to make any election pursuant to Regulations under Code Section 7701.

Section 11.12. Interest. Unless explicitly provided otherwise, any interest accruing on amounts due to the Partnership under this Agreement shall accrue at the EURIBOR and shall compound quarterly.

Section 11.13. Liquidation Value Safe Harbor Election. Each Partner, by executing this Agreement, agrees that:

(i) When and if Proposed Treasury Regulations Section 1.83-3(1) and the proposed revenue procedure contained in Notice 2005-43, 2005-24 I.R.B. 1, (together, the “Proposed Guidance”) or any substantially similar successor rules become effective, the Partnership is authorized and directed to elect the safe harbor described therein, under which the fair market value of any interest in the Partnership that is transferred in connection with the performance of services will be treated as being equal to the liquidation value of that interest (the “Safe Harbor”);

(ii) While the election described in clause (i) remains effective, the Partnership and each of the Partners (including any Person to whom an interest in the Partnership is transferred in connection with the performance of services) shall use reasonable efforts to comply with all requirements of the Safe Harbor described in the Proposed Guidance (or any substantially similar successor rules) with respect to all interests in the Partnership that are transferred in connection with the performance of services.

Section 11.14. Follow-on Ventures. The General Partner shall offer to the Limited Partners, the right to participate in any follow-on venture to be formed by the General Partner for the purpose of investing in Real Estate Assets consistent with the Partnership’s investment strategy and objectives set forth in this Agreement, provided that nothing shall preclude the General Partner from simultaneously offering such opportunity to third-party investors. If the General Partner of the Partnership establishes a Fund not then existing, as provided for in Section 1.04, the Partners of the Partnership shall have the right to participate in and obtain an interest in such Fund.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have hereto set their hands as of the day and year first above written.

HST GP EURO B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands, as General Partner

Managing Director “A”:

By:	/s/ Jeffrey S. Clark
	Name:	Jeffrey S. Clark
	Title:	Director

Managing Director “B”:

By:	/s/ Y.M. Theuns
	Name:	Y.M. Theuns
	Title:	Managing Director B

HST LP EURO B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands, as a Limited Partner

Managing Director “A”:

By:	/s/ Jeffrey S. Clark
	Name:	Jeffrey S. Clark
	Title:	Director

Managing Director “B”:

By:	/s/ Y.M. Theuns
	Name:	Y.M. Theuns
	Title:	Managing Director B

HST EURO II LP B.V. (f/k/a HHR Euro II LP B.V.), a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands, as a Limited Partner

Managing Director “A”:

By:	/s/ Jeffrey S. Clark
	Name:	Jeffrey S. Clark
	Title:	Director

Managing Director “B”:

By:	/s/ Y.M. Theuns
	Name:	Y.M. Theuns
	Title:	Managing Director B

APG STRATEGIC REAL ESTATE POOL N.V., a company organized under the laws of the Netherlands, as a Limited Partner

By:	/s/ M. De Wit
	Name:	M. De Wit
	Title:	Authorized Signatory

By:	/s/ P.A.W.M. Spijkers
	Name:	P.A.W.M. Spijkers
	Title:	Authorized Signatory

JASMINE HOTELS PRIVATE LIMITED, a Singapore private company limited by shares, as a Limited Partner

By:	/s/ Lim Yoke Peng
	Name:	Lim Yoke Peng
	Title:	Director

APPENDIX A

DEFINITIONS

****************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ******************************************************

(i) *********************************************************

(ii) ************************************************************************************************ ****************************************************************************************************** ****************************************************************************************************** ********************************************

(iii) *********************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** *********************************************

****************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** *****************************************

(i) ********************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-1

(ii) ******************************************************************************************* *************************************************************************************************** **************************************************************************************************** **********************************************************

(iii) ******************************************************************************************** *************************************************************************************************** **************************************************************************************************** ***************************************************************************************************** ****************************************************************************

****************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** *****************************************************************************************

(i) ***********************************************************************

(ii) ******************************************************************************************** **************************************************************************************************** ***************************************************************************************************** *******************************************************

(iii) *********************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** **********************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-2

****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** *********************************************************

(i) **********************************************************

(ii) *********************************************************************************************** ***************************************************************************************************** ****************************************************************************************** **********

(iii) ********************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ************************************************

***************************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ***********************************************************************************************************

(i) ******************************************************************

(ii) *********************************************************************************************** *****************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-3

***************************************************************************************************** *************

(iii) ********************************************************************************************** **************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***********************************************************

“AAR Partnership Agreement” has the meaning set forth in the Recitals.

“ABP” means Stichting Pensioenfonds ABP, a Dutch foundation (stichting).

“ABP Deed of Transfer” has the meaning set forth in Schedule B-1, Part 2.

“ABP Euro Exchanged Contribution” has the meaning set forth in Schedule B-1, Part 2.

“ABP Transfer” has the meaning set forth in the Recitals.

“APG” has the meaning set forth in the Recitals.

“Adjusted Capital Contributions” means, with respect to any Partner, amounts corresponding to the amount of each Capital Contributions made by such Partner, provided that, with respect to Capital Contributions in respect of Partnership Investments included in Fund I, the amount of any Adjusted Capital Contribution corresponding to a Capital Contribution of U.S. Dollars (or of the U.S. Dollar Equivalent Contribution Amount by ABP) shall be determined as if the amount of U.S. Dollars contributed (or the U.S. Dollar Equivalent Contribution Amount) had been converted to Euros upon contribution to the Partnership using the exchange rate of €1.00 to U.S. $1.195.

“Advisers Act” means the U.S. Investment Adviser’s Act of 1940, as amended.

“Affected Fund” has the meaning set forth in Section 5.03(a).

“Affiliate” of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person (only with respect to JHPL “Affiliate” shall only mean Government of Singapore Investment Corporation (Realty) Plc

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-4

and its wholly owned subsidiaries and the wholly owned subsidiaries of JHPL). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Recitals.

“AIFM” means the European Directive on Alternative Investment Fund Managers.

“Applicable Projected IRR” means, with respect to Fund I, *** per annum compounded annually, and, with respect to Fund II, *** per annum compounded annually.

“Approved Accountant” means an accounting firm listed on Appendix B, or such other accounting firm as the Required Limited Partners may approve from time to time.

“Approved Appraiser” means an appraisal firm listed on Appendix C, or such other appraisal firm as the Required Limited Partners may approve from time to time.

“Approved Industry Consultant” means a consultant listed on Appendix D, or such other consultant as the Required Limited Partners may approve from time to time.

“Approved Investment Bank” means an investment bank listed on Appendix E, or such other investment bank as the Required Limited Partners may approve from time to time.

“Asset Management Agreement” means the Third Amended and Restated Asset Management Agreement dated as of the date of this Agreement among the General Partner on behalf of the Partnership, Coop I, Rockledge Hotel Properties Inc. and the Manager (amending and restating the Second Amended and Restated Asset Management Agreement dated as of May 27, 2010 which in turn amended and restated the Amended and Restated Asset Management Agreement dated as of December 8, 2006, as amended by the First Amendment to Amended and Restated Asset Management Agreement dated as of May 3, 2009), and as may be further amended, modified and supplemented and in effect from time to time.

“Authorized Representative” has the meaning set forth in Section 2.07.

“Available Capital Commitment” means, with respect to any Fund, with respect to the General Partner or any Limited Partner having an interest in such Fund at any time, the excess, if any, of (i) such Person’s Capital Commitment in

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-5

respect of such Fund at such time over (ii) the aggregate Capital Contributions made by such Person in respect of such Fund prior to such time, subject to adjustment as provided in this Agreement. For purposes of this definition, any Person’s aggregate Capital Contributions (with respect to a Fund) at any time shall be reduced by the aggregate amount theretofore repaid (as a distribution or otherwise) to such Person as a return during the Commitment Period applicable to such Fund of Capital Contributions previously made by such Limited Partner in respect of such Fund, pursuant to Section 6.02 (a)(i) or otherwise.

“Available Commitment Percentage” means, with respect to a Fund, with respect to the General Partner or any Limited Partner having an interest in such Fund, at any time, the percentage derived by dividing such Person’s Available Capital Commitment applicable to such Fund at such time by the aggregate amount of the Available Capital Commitments of the General Partner and all such Limited Partners applicable to such Fund (except as otherwise provided in this Agreement) at such time.

“Base Amount” has the meaning set forth in Section 6.02 (a)(i).

“Borrowing Costs” means, with respect to any borrowing, any interest, fees or other expenses attributable to such borrowing, but shall not include any repayment of the principal amount of such borrowing.

“Budget” and “Budgets” has the meaning set forth in Section 2.12(b).

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Amsterdam are authorized by law to close.

“Business Plans” has the meaning set forth in Section 2.12(a).

“Capital Account” has the meaning set forth in Section 6.06.

“Capital Commitment” means, with respect to a Fund, with respect to any Partner having an interest in such Fund, at any time, the amount specified as such Partner’s capital commitment in respect of such Fund at the time such Partner was admitted to the Partnership (as adjusted as provided in the Agreement), which amount shall be set forth on the books and records of the Partnership and is set forth on the applicable Schedule A.

“Capital Contribution” means with respect to any Partner, (i) a cash contribution, and/or, in the case of the General Partner or Host Limited Partner (or any Affiliate of such parties), a contribution of property, in respect of any Partnership Investment or Partnership Expenses made by such Partner to the Partnership pursuant to Article 5, (ii) a contribution to the Partnership by General

Appendix A-6

Partner I or GP II (as defined in the LMP Transfer Agreement) of shares of subsidiaries, (iii) a cash contribution made by a Limited Partner pursuant to Section 1.07(c)(i) or Section 1.07(c)(ii), (iv) in the case of Fund I, the contribution of the Coop Note pursuant to Section 5.01(b), or (v) in the case of Fund II, the contributions described in Section 5.01(c). For the avoidance of doubt, it is understood that all funds contributed by a Limited Partner to the Partnership in accordance with Article 5 shall be deemed to be a Capital Contribution (other than interest paid on any Default Amount).

“Capital Expenses” means any cost or expense incurred by the Partnership in the improvement of any Partnership Investment (including, extraordinary repairs, additions, alterations, modifications or restoration of such Partnership Investment).

“Carried Interest” means, as the context requires, either (x) distributions to the General Partner pursuant to clauses (iii) through (v) of the distribution waterfall set forth in Schedules D-1 or D-2 (as referenced in Section 6.02(a)), or Section 9.04 or (y) income allocations to the General Partner pursuant to Section 6.07.

“Cause Event” means an event that shall be deemed to have occurred if: (i) *************************************; (ii) the General Partner, or if at such time the Manager is an Affiliate of the General Partner, the Manager, shall have committed fraud or willful misconduct, and the General Partner or Manager fails to cure or remedy such acts within twenty (20) Business Days of receipt of a written notice to do so, (iii) the General Partner, or if at such time the Manager is an Affiliate of the General Partner, the Manager, shall have been convicted of a felony, provided that a settlement without admission of liability on the part of such Person shall not constitute a Cause Event if such settlement is approved by a court of competent jurisdiction and does not involve any other component of a Cause Event, or (iv) **************************************************************************** ********************************************************************************************************** **************************************************** Any curative actions taken by the General Partner or an Affiliate of the General Partner in respect of the Cause Event referred to in such clause shall be taken into account in determining whether such Cause Event has been cured.

“Chamber of Commerce” has the meaning set forth in Section 2.07.

****************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ****.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-7

“Closing Date” means, with respect to any Fund, any date established by the General Partner for the granting to a Limited Partner of an interest in such Fund (other than a Substituted Limited Partner) or the increase of a Limited Partner’s Capital Commitment with respect to such Fund pursuant to Section 1.07, provided where used in this Agreement “first Closing Date” shall mean, with respect to Fund I, May 3, 2006, with respect to Fund II, the Effective Date, and with respect to any future Fund, the date that any Limited Partner is first admitted for such Fund.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Commitment Percentage” means, with respect to any Fund, with respect to any Partner having an interest in such Fund, at any time, the percentage derived by dividing such Partner’s Capital Commitment for such Fund at such time by the aggregate Capital Commitments of all Partners having an interest in such Fund, at such time.

“Commitment Period” means, (i) with respect to Fund I, the period commencing on the first Closing Date for Fund I and ending on May 3, 2013, and (ii) with respect to Fund II, the period commencing on the Effective Date and ending on the second anniversary of such closing date (subject to a one-year extension with the unanimous approval of the Partners having an interest in Fund II).

“Condition Precedent” is the receipt from the Dutch tax authority of definitive favourable tax rulings to the satisfaction of each Partner at its complete discretion. Once each Partner has determined in its time and discretion that the ruling is satisfactory, it shall promptly and without delay send a confirmation in writing to the General Partner.

“Consolidation Event” means that for accounting purposes, the assets, liabilities and results of operations of the Partnership and its subsidiaries are required by applicable law or accounting principles to be consolidated with the financial statements and results of the Host Hotels & Resorts, Inc.

“Coop” means Coop I or any future coöperatie formed or acquired in connection with any future Fund.

“Coop I” means HHR Euro Coöperatief U.A.

“Coop Note” has the meaning set forth in Section 2.02(cc).

“Credit Facility” has the meaning set forth in Section 2.13.

“C.V. Law” means such law, including statutes, regulations and case law of the Netherlands generally applicable to the commanditaire vennootschap (C.V.).

****************************************************************************************************** **********************************************************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-8

**********************************

****************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** **

“Deemed Liquidation” means a hypothetical series of transactions in which the Partnership would, with respect to a Fund, (i) sell all Partnership Investments and other assets allocable to such Fund for cash Proceeds equal to **************as determined pursuant to the appraisal procedure under Section 11.02(a) (it being understood that such******** shall take into account the matters described in Section 6.03(d)(i) and (ii)), (ii) utilize all or a portion of such Proceeds to repay, taking into account any break funding costs and prepayment penalties, any and all liabilities of the Partnership attributable to such Fund (to the extent such Proceeds are subject to such liabilities), and (iii) distribute all of such net Proceeds pursuant to Section 6.02.

“Default” means any failure of a Partner to make all or a portion of its required Capital Contribution no later than***** Business Days following the applicable Drawdown Date, unless such Partner is excused from making such Capital Contribution.

“Default Amount” has the meaning set forth in Section 5.03(a).

“Default Contribution” has the meaning set forth in Section 5.03(a).

“Default Loan” has the meaning set forth in Section 5.03(a).

“Default Rate” means a rate per annum equal to the lesser of (i) *************************** and (ii) the maximum rate permitted by applicable law.

“Defaulting Limited Partner” has the meaning set forth in Section 5.03(a).

“Disposition” means, with respect to a Fund, any sale, exchange, transfer or other disposition of all or any portion of any Partnership Investment included in such Fund, including a distribution in kind to the General Partner and Limited Partners having an interest in such Fund pursuant to Section 6.05.

“Disposition Notice” has the meaning set forth in Section 10.03(b).

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-9

“Dissenter’s Notice” has the meaning set forth in Section 2.12(h).

“Dissenting Partner(s)” has the meaning set forth in Section 2.12(h).

“Dodd-Frank Act” has the meaning set forth in Section 4.02(a).

“Drawdown” means a drawdown of cash contributions from one or more Limited Partners pursuant to a Drawdown Notice in accordance with Article 5.

“Drawdown Date” has the meaning set forth in Section 5.02(a).

“Drawdown Notice” has the meaning set forth in Section 5.02(a).

“Early Promote” means ************************************************************************* *************************************************************************************

“Effective Date” is the later of (i) the date on which this Agreement is executed and (ii) the date on which the Condition Precedent is met, which Condition Precedent must be satisfied on or before the date that is two (2) months after the date on which this Agreement is executed. For the avoidance of doubt, the Second Amended and Restated Agreement of Limited Partnership of HHR Euro C.V. dated May 27, 2010 shall remain in full force and effect unless and until this Agreement becomes effective.

“Election Notice” has the meaning set forth in Section 10.03(d).

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time.

“EURIBOR” means the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate screen which displays an average rate of the Banking Federation of the European Union for three month Euro (currently being page 248) at or about 11.00 a.m. (London time) on the relevant date or, if such page or such service ceases to be available, such other page or such other service for the purpose of displaying an average rate of the Banking Federation of the European Union as the General Partner will reasonably select.

“Euro” or “€” means the Euro, the single currency of the participating member states of the European Union.

“European Union” means member states of the European Union.

“Event of Default” means any Default that shall not have been (i) cured by the Limited Partner who committed such Default within ** Business Days after the occurrence of such Default or (ii) waived by the General Partner on such terms as determined by the General Partner in good faith before such Default has otherwise become an Event of Default pursuant to clause (i) hereof.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-10

“Existing Partnership Agreement” has the meaning set forth in the Recitals.

“Expenses Drawdown Amount” means the aggregate Capital Contributions to be made by the Limited Partners with respect to Partnership Expenses in connection with any Drawdown pursuant to Article 5.

*******************************************************

“Extraordinary Drawdown Notice” has the meaning set forth in Section 5.05(a).

“Extraordinary Loan” has the meaning set forth in Section 5.05(a).

“Extraordinary LP Response” has the meaning set forth in Section 5.05(a).

“Fiscal Year” has the meaning set forth in Section 2.05(b).

“FMSA” has the meaning set forth in Section 10.08.

“Follow-On Investment” has meaning set forth in Section 1.05.

“Full Investment Date” means, with respect to any Fund, the date on which the sum of the aggregate amount of Capital Contributions and the aggregate amount of capital contributions of the partners of the Partnership theretofore made in respect of such Fund, together with the sum of the aggregate amount of Available Capital Commitments of the Partners having an interest in such Fund reserved for future Investments (other than Follow-On Investments) and, are at least equal to *** of the Capital Commitments applicable to such Fund, at such time.

“Fund” has the meaning set forth in Section 1.04(b).

“Fund I” has the meaning set forth in Section 1.04(b).

“Fund II” has the meaning set forth in Section 1.04(b).

“Fund Net Asset Value” has the meaning set forth in Section 1.07(b).

“FTE” has the meaning set forth in Section 2.03(d).

“General Partner” means General Partner I, in its capacity as general partner of the Partnership, provided that from and after either (x) the effective date of the GP Transfer (as defined in the LMP Transfer Agreement), “General Partner” shall mean GP II (as defined in the LMP Transfer Agreement), or (y) the

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-11

effective date of any transfer to a Person pursuant to and as permitted by Section 10.01, “General Partner” shall mean such Person.

“General Partner I” means HST GP Euro B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands.

“General Partner Expenses” has the meaning set forth in Section 4.01.

“HHR Holding” is defined in Schedule B-1, Part 2.

“Hold/Sell Analysis” is defined in Section 2.12(f).

“Host” means each of Host Limited Partner and the General Partner.

“Host Limited Partner” means each of HST LP I, HST LP II and any other Limited Partner that is an Affiliate of Host formed for the purposes of investing in any Fund. In certain contexts, collectively, this term refers to all such Limited Partners.

“Host Limited Partnership” means Host Hotels & Resorts, L.P.

“Host LP TRS” has the meaning set forth in the Recitals.

“Host Optimal Percentage” is defined in Schedule B-1, Part 2.

“Hotel Property” means a full service hotel or resort, or other lodging related real estate properties or assets, located in Europe ****************************************), subject to a participating lease or management agreement, of a Permitted Brand and “Hotel Properties” means, collectively, such hotels, resorts and properties or assets.

“Host REIT” has the meaning set forth in Section 2.03(e).

“HST LP I” means HST LP Euro B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands.

“HST LP II” has the meaning set forth in the Recitals.

“IFRS” has the meaning set forth in Section 2.02(s).

“Implementation Agreement” means, with respect to Fund I, the Implementation Agreement dated as of the date of the Original Partnership Agreement among Host Marriott Corporation (now known as Host Hotels & Resorts, Inc.), Host Marriott, L.P. (now known as Host Hotels & Resorts, L.P.),

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-12

the General Partner, HST LP I, Host GP TRS, Host LP TRS, ABP and JHPL, as amended by First Amendment to Implementation Agreement dated as of May 2, 2006.

“Indemnification Obligations” has the meaning set forth in Section 8.01(d).

“Indemnified Person” means each of the General Partner, any Affiliate of the General Partner, and any director, officer, stockholder, partner, employee or member of the General Partner or any such Affiliate.

“Initial Fund II Hotel Property” has the meaning set forth in the Recitals.

“Initial Hotel Properties” has the meaning set forth in Schedule B-1, Part 2.

“Initial Hotel Property Price” has the meaning set forth in Schedule B-1, Part 2.

“Initial Term” has the meaning set forth in Section 9.01.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended from time to time.

“Investment Drawdown Amount” means, with respect to any Partnership Investment covered by a Drawdown, the aggregate Capital Contributions to be made by all of the Limited Partners in respect of such Partnership Investment in connection with such Drawdown pursuant to Article 5.

“Investment Percentage” of any Partner at any time means, with respect to a Fund, the percentage derived by dividing the aggregate amount of such Partner’s Capital Contributions with respect to such Fund by the aggregate amount of all Partners’ Capital Contributions with respect to such Fund (except as otherwise provided in this Agreement).

“IRR” means the compounded annualized discount rate which when applied to a series of cash flows on a daily basis produces an aggregate net present value of the cash flows as at the date of the first such cash flow equal to zero, which is expressed algebraically as:

IRR equals x when:

Appendix A-13

and:

………“x” is the compounded annualized discount rate;

“Pi” is the amount of a payment or receipt treating payments as positive and receipts as negative on day i;

“n” is the number of days between the date of the first payment or receipt and the date of the last payment or receipt;

“i” is the arithmetical number attributable to a day, the number 0 being attributed to the date of the first payment or receipt, the number 1 being attributed to the following day and so forth until i = n;

“/” means divided by;

“^” means raised to the power of; and

means the sum of the items which follow from day 0 to day n.

“JHPL” has the meaning set forth in the Recitals.

“Limited Partner” means, at any time, any Person who is at such time a limited partner of the Partnership and shown as such on the books and records of the Partnership, in such Person’s capacity as a limited partner of the Partnership.

“LMP Transfer Agreement” has the meaning set forth in the Recitals.

“LP Units” has the meaning set forth in Section 10.03(a).

“Management Fee” means the fee paid pursuant to the Asset Management Agreement.

“Manager” means the asset manager under the Asset Management Agreement.

“Master Agreement” means the Master Agreement and Plan of Merger dated November 14, 2005 among Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, Sheraton Holding Corporation (now known as Host Holding Corporation) and other parties thereto.

“NCP Investment Percentage” has the meaning set forth in Section 1.07(b).

Appendix A-14

“NCP Notice” has the meaning set forth in Section 1.07(b).

“Net Income” means, with respect to any Fund, for any Fiscal Year, the net income of the Partnership for such Fiscal Year attributable to such Fund (if any), determined by disregarding all items of income, gain, loss and expense that are specially allocated pursuant to Sections 6.07(b) and (c) with respect to such Fund.

“Net Loss” means, with respect to any Fund, for any Fiscal Year, the net loss of the Partnership for such Fiscal Year attributable to such Fund (if any), determined by disregarding all items of income, gain, loss and expense that are specially allocated pursuant to Sections 6.07(b) and (c) with respect to such Fund.

“New Commitment Partner” has the meaning set forth in Section 1.07(c).

****************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** *************

“Non-Defaulting Limited Partner” has the meaning set forth in Section 5.03(a).

**********************************************

“Organizational Expenses” has the meaning set forth in Section 4.02(a)(i).

“Original Dutch Subsidiary Shares” is defined in Schedule B-1, Part 2.

“Original Euro GP” has the meaning set forth in the Recitals.

“Original Euro CV Partners” has the meaning set forth in the Recitals.

“Original Partnership Agreement” has the meaning set forth in the Recitals.

“Other Fund Reduction Purchaser Partner” has the meaning set forth in Section 5.04(e).

“Outside Purchaser Partner” has the meaning set forth in Section 10.03(e).

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-15

“Parallel Investment Vehicle” has the meaning set forth in Section 3.04.

“Partners” means the General Partner and the Limited Partners, and “Partner” means any Limited Partner or the General Partner.

“Partnership” has the meaning set forth in the Recitals.

“Partnership Administrative Expenses” has the meaning set forth in Section 4.02(a)(iii).

“Partnership Capital Budget” has the meaning set forth in Section 2.12(a).

“Partnership Expenses” has the meaning set forth in Section 4.02(a).

“Partnership Investment” means an investment by the Partnership in any Real Estate Assets, made through a Partnership Investment Vehicle, or a group of assets purchased in a single transaction or group of related transactions by one or more Partnership Investment Vehicles, including Follow-On Investments (such acquisition or investment only to be made through a Partnership Investment Vehicle).

“Partnership Investment Expenses” has the meaning set forth in Section 4.02(a)(ii).

“Partnership Investment Vehicle” means any limited partnership (but only if the Partnership, or a subsidiary of the Partnership, is a limited partner in such a limited partnership, provided the Partnership, or a subsidiary of the Partnership, may beneficially own a special purpose vehicle with liability limited to its assets formed to be a general partner in such limited partnership), corporation, limited liability company or other entity, the liability of which is limited to the assets of such entity under the laws applicable to the formation and existence of such entity which is formed for the purpose of making any Partnership Investment in accordance with Section 3.03.

“Partnership Investment Vehicle Expenses” means all expenses with respect to the formation, operation or administration of any Partnership Investment Vehicle.

“Partnership Operating Budget” has the meaning set forth in Section 2.12(a).

“Permitted Brand” means each of the branded full-service hotel chains owned by ************************************ *************************************************************************************** and other**** branded

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-16

full-service hotel chains of similar service quality and reputation *********************************************

“Person” means any individual, firm, partnership (whether or not having separate legal personality), corporation, limited liability company, trust, government, state or agency of a state of any association, or other entity.

“Portfolio Company” means, with respect to any Partnership Investment in an entity or vehicle, any limited partnership (but only if the Partnership (or a subsidiary of the Partnership) is a limited partner in such a limited partnership, provided the Partnership, or a subsidiary of the Partnership, may beneficially own a special purpose vehicle with liability limited to its assets formed to be a general partner in such limited partnership), corporation, limited liability company or other entity, the liability of which is limited to the assets of such entity under the laws applicable to the formation and existence of such entity, that is the issuer of any equity securities or equity-related securities (including preferred equity, subordinated debt or similar securities) or debt securities or mezzanine securities that are the subject of such Partnership Investment.

“Proceeding” means any action, claim, suit, investigation or proceeding by or before any court, arbitrator, governmental body or other agency.

“Proceeds” means, with respect to any Partnership Investment, the cash and non-cash proceeds received by the Partnership from any Disposition of or cash flow from such Partnership Investment, or any dividends, interest or other distributions, or other income or any other payment received in connection with such Partnership Investment, less any expenses incurred by or appropriate reserves established for liabilities of the Partnership in connection with such receipt.

**********************************************

“Quarterly Period” means (i) the short period commencing on the first Closing Date and ending on the last day of the calendar quarter that includes the first Closing Date, (ii) each calendar quarter thereafter prior to the calendar quarter that includes the day on which the final liquidating distribution is made pursuant to Section 9.04 and (iii) the short period, if any, commencing on the first day of the calendar quarter immediately following the last such full calendar quarter and ending on the day on which the final liquidating distribution is made pursuant to Section 9.04.

“Real Estate Assets” means Hotel Properties, and in connection with acquiring controlling interests in Hotel Properties, directly or indirectly through one or more subsidiaries, the following: (i) freehold, fee interests, leasehold interests or other interests, direct or indirect, in single or multiple Hotel Properties

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-17

(including, for all purposes hereunder, land, buildings and other improvements and related personal or intangible property); (ii) controlling interests in portfolios of Hotel Properties, individual Hotel Properties, or real estate holding or operating companies; and (iii) options, rights of refusal, rights of offer and similar rights in respect of Hotel Properties.

“Realized Investment” as of any date means any Partnership Investment that has been subject to a complete Disposition prior to such date.

“Reduction Fund” has the meaning set forth in Section 5.04.

“Reduction Purchaser Partner” has the meaning set forth in Section 5.04(d).

**********************************************“

“Regulations” means Treasury Regulations promulgated under the Code.

“REIT” has the meaning set forth in Section 2.03(e).

“Related Party” has the meaning set forth in Section 2.04(b)(iii).

“Related Party Transaction” has the meaning set forth in Section 2.04(b)(iii).

“Required Limited Partners” means, subject to Section 1.04(b)(v), at any time, Limited Partners (excluding any Limited Partner recused pursuant to Section 2.04(b)) representing at least a majority of the aggregate capital of all Limited Partners drawn down at such timewith respect to the Partnership as a whole or a particular Fund (as the context requires).

“Restructuring” has the meaning set forth in the Recitals.

**********************************************

“Securities Law” means the AIFM, the FMSA, the Exemption Regulation pursuant to the FMSA (Vrijstellingsregeling Wet op het financieel toezicht) and all statutes, regulations, decrees and case law related thereto, as amended and in force from time to time.

“Substituted Limited Partner” has the meaning set forth in Section 10.04.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A-18

“Temporary Investment” shall mean investments in (a) cash or cash equivalents, (b) marketable direct obligations issued or unconditionally guaranteed by the United States, or issued by any agency thereof, maturing within one year from the date of acquisition thereof, (c) money market instruments, commercial paper or other short term debt obligations having at the date of purchase the highest or second highest rating obtainable from either Standard & Poor’s Ratings Services or Moody’s Investors Services, Inc., or their respective successors, (d) interest bearing accounts at a registered broker-dealer, (e) money market mutual funds, (f) time deposits and certificates of deposit maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States or any state thereof or the District of Columbia, and (g) pooled investment funds or accounts that invest only in Securities or instruments of the type described in (a) through (d).

“Total Drawdown Amount” has the meaning set forth in Section 5.03(a).

“Total Drawdown Default Loan” has the meaning set forth in Section 5.03(b)(ii).

“Total Extraordinary Drawdown Amount” has the meaning set forth in Section 5.05(a).

“Transfer” has the meaning set forth in Section 10.01(a).

“TRS C.V.” has the meaning set forth in the Recitals.

“TRS C.V. Agreement” has the meaning set forth in the Recitals.

“TRS GP” has the meaning set forth in the Recitals.

“TRS Partners” has the meaning set forth in the Recitals.

“Uncured Breach” means if all of the following shall have occurred: (i) the Indemnified Person breaches a covenant or obligation expressly set forth in this Agreement, (ii) the breach has had, or is likely to have, with the passage of time alone, caused an adverse effect on the Limited Partners, (iii) such Limited Partners notify the Indemnified Person of such breach in writing, describing it with reasonable specificity, and (iv) if capable of being cured, the Indemnified Person fails to cure such breach within 30 days following receipt of such notice.

“Uncured Material Breach” means if all of the following shall have occurred: (i) the General Partner breaches a material covenant or obligation expressly set forth in this Agreement (ii) the breach has had, or is likely to have, with the passage of time alone, caused a material adverse effect on the Limited Partners, (iii) such Limited Partners notify the General Partner of such breach in writing, describing it with reasonable specificity, and (iv) if capable of being

Appendix A-19

cured, the General Partner fails to cure such breach within 30 days following receipt of such notice.

“Uncured Material Violation of Law” means if all of the following shall have occurred: (i) the General Partner violates any law or regulation applicable to the Partnership, (ii) the violation has, or will have, with the passage of time alone, caused a material adverse effect on the Partnership, (iii) the Limited Partners notify the General Partner of such violation in writing, describing it with reasonable specificity, and (iv) if capable of being cured, the General Partner fails to cure such violation within 30 days following receipt of such notice.

“Unrealized Investment” as of any date means all or any portion of any Partnership Investment that is not a Realized Investment as of such date.

“U.S. Dollar Equivalent Contribution Amount” has the meaning set forth in Schedule B-1, Part 2.

“Withdrawing Partner” has the meaning set forth in Section 10.07.

Appendix A-20

APPENDIX B

APPROVED ACCOUNTANTS

Deloitte & Touche

Ernst & Young

KPMG

Price Waterhouse Coopers

Affiliates of the above-listed firms

Appendix B-1

APPENDIX C

APPROVED APPRAISERS

******************

*****************

******************

*****************

******************

*****************

******************

*****************

******************

*****************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix C-1

APPENDIX D

APPROVED INDUSTRY CONSULTANTS

******************

*****************

******************

*****************

******************

*****************

******************

*****************

******************

*****************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix D-1

APPENDIX E

APPROVED INVESTMENT BANKS

*********************

*********************

********************

**********************

*******************

*******************

*****************

*****************

*******

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix E-1

APPENDIX F

CERTAIN REPRESENTATIONS AND WARRANTIES

Each Limited Partner (hereinafter referred to as the “Investor”) represents and warrants as of the date hereof, and covenants and agrees, as follows:

1. Either (a) (1) the Investor’s partnership interests are being acquired solely for its own account, own risk and own beneficial interest, (2) the Investor is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other Person, nominee account or beneficial owner, whether a natural person or Entity (as defined below) (each an “Underlying Beneficial Owner”) and no Underlying Beneficial Owner will have a beneficial or economic interest in the partnership interests being purchased by the Investor (whether directly or indirectly, including without limitation through any option, swap, forward or any other hedging or derivative transaction), (3) if the Investor is an entity, including without limitation a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an “Entity”), the Investor has carried out due diligence as to and established the identities of such Entity’s Related Person(s) (as defined below), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of the Investor’s complete withdrawal from the Partnership and will make information about such identities available to the Partnership upon its reasonable request (but for the avoidance of doubt, shall not be required to provide the evidence it holds in relation to such information); provided, subject to paragraph 9 below, the General Partner undertakes not to disclose such information to any other Person without the prior consent of the Investor, and (4) the Investor does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the partnership interests to any Underlying Beneficial Owner or any other Person; or

(b) (1) the Investor’s partnership interests are being acquired as a record owner and the Investor will not have a beneficial ownership interest in the partnership interests, (2) the Investor is acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners, and understands and acknowledges that the representations, warranties and agreements made herein are made by the Investor with respect to both the Investor and the Underlying Beneficial Owner(s), (3) the Investor has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under Agreement of Limited Partnership of HHR Euro C.V. (the “Partnership Agreement”), (4) the Investor has carried out due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of such Underlying Beneficial Owner’s Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the date of the Investor’s complete redemption from HHR Euro C.V. (the “Partnership”) and will make such information available to the Partnership upon its reasonable request, and (5) the Investor does not have the intention or obligation to sell, pledge, distribute, assign or transfer all or a portion of the partnership interests to any Person other than the Underlying Beneficial Owner(s).

Appendix F-1

A “Related Person” means, with respect to any Entity, any direct investor in that Entity, or any director, senior officer, trustee, beneficiary or grantor of such Entity; provided that in the case of an Entity that is a Publicly Traded Company (as defined below) or a Qualified Plan (as defined below), the term “Related Person” shall exclude the investors, beneficiaries and REIT LP limited partners of such Publicly Traded Company or such Qualified Plan.

A “Publicly Traded Company” is an Entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the United States of America or in Europe or a wholly-owned subsidiary of such an Entity, or in the case of a Publicly Traded Company that is an Entity that is a real estate investment trust for United States tax purposes, a subsidiary limited partnership that is owned by such Entity as general partner and unaffiliated third parties as limited partners (“REIT LP limited partners”).

A “Qualified Plan” means a tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the United States of America or in Europe, or is a U.S. Governmental Entity (as defined below).

A “Governmental Entity” is any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

2. The Investor represents and warrants that it is not (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) subject to Title I of ERISA, (ii) a “governmental plan” as defined in Section 3(32) of ERISA, (iii) a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (“IRC”) that is subject to Section 4975 of the IRC, or (iv) an entity whose underlying assets include the assets of such a plan by reason of the plan’s investment in the Investor under 29 CFR § 2510.3-101.

3. The Investor hereby represents and warrants that the proposed investment by the Investor in the Partnership that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owners does not directly or indirectly contravene United States federal, state, international or other laws or regulations, including anti-money laundering laws applicable to the investment (a “Prohibited Investment”). The Investor further represents and warrants that the funds invested by the Investor in the Partnership are not derived from illegal or illegitimate activities.

4. Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit U.S. persons from, among other things, engaging in transactions with or providing services to certain foreign countries, entities and individuals. The identities of OFAC-prohibited countries, territories and Persons (“Sanctioned Countries and Persons”) can be found at 31 CFR Chapter V and on the OFAC website at <www.treas.gov/ofac>. The Investor hereby represents and warrants that none of the Investor or any of its Affiliates, or, if applicable, any Underlying Beneficial Owner or Related Person, is a Sanctioned Country or Person, or a resident of a Sanctioned Country, nor is the

Appendix F-2

Investor or any of its Affiliates, or, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or Entity with whom dealings by U.S. persons are, unless licensed, prohibited under any Executive Orders or regulations administered by OFAC.

5. The Investor hereby represents and warrants that neither the Investor nor, if applicable, any Underlying Beneficial Owner or Related Person, is a foreign bank without a physical presence in any country other than a foreign bank that (A) is an affiliate of a depositary institution, credit union or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable and (B) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution, credit union, or foreign bank. A foreign bank described in the preceding clauses (A) and (B) is referred to herein as a “Regulated Affiliate”, and a foreign bank without a physical presence in any country that is not a Regulated Affiliate is referred to herein as a “Foreign Shell Bank”.

6. Notwithstanding anything to the contrary contained in any document (including the Partnership Agreement, any side letters or similar agreements), if, following the Investor’s investment in the Partnership, the investment is or has become a Prohibited Investment or if otherwise required by law, the Partnership may be obligated to “freeze the account” of the Investor, either by prohibiting additional capital contributions and/or restricting any distributions with respect to the Investor’s partnership interests. In addition, in any such event, the Investor may be forced to forfeit its partnership interests, may be forced to withdraw from the Partnership or may otherwise be subject to the remedies required by law. The Partnership may also be required to report such action and to disclose the Investor’s identity or provide other information with respect to the Investor to OFAC or other Governmental Entities.

7. The Investor hereby represents and warrants that, except as otherwise disclosed to the Partnership in writing: (A) neither the Investor nor, if applicable, any Underlying Beneficial Owner or Related Person, is resident in, or organized or chartered under the laws of, (1) a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act of 2001 (including the implementing regulations thereunder, the “PATRIOT Act”) as warranting special measures due to money laundering concerns or (2) any foreign country that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur (a “Non-Cooperative Jurisdiction”); (B) the subscription funds of the Investor and, if applicable, any Underlying Beneficial Owner or Related Person, do not originate from, nor will they be routed through, an account maintained at (1) a Foreign Shell Bank, (2) a foreign bank (other than a Regulated Affiliate) that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license or (3) a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction; and (C) neither the Investor nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, in each case within the meaning of the PATRIOT Act.

Appendix F-3

8. The Investor acknowledges and agrees that any distributions paid to it will be paid to the same account from which its investment in the Partnership was originally remitted, unless the General Partner, in its sole discretion, agrees otherwise.

9. The Investor agrees to provide any information, other than confidential or other non-public information, requested by the General Partner which the General Partner reasonably believes is required to enable the Partnership, the General Partner or any of their respective agents to comply with all applicable anti-money laundering statutes, rules, regulations, including any applicable to an investment held by the Partnership. The Investor understands and agrees that the General Partner may, after prior consultation with the relevant Investor, release confidential information about the Investor and, if applicable, any Underlying Beneficial Owner or Related Person, to any Person, if the General Partner, upon the advice of its counsel, determines that such disclosure is required by applicable law, including the relevant rules and regulations concerning Prohibited Investments, but only in so far and to the extent that disclosure is actually required by such laws or regulations. The General Partner will use its best endeavors to ensure that any such Person keeps such information confidential.

10. The information set forth in the investor questionnaire in the form of Appendix G to the Partnership Agreement and most recently delivered by the Investor to the General Partner is true and correct on and as of the Effective Date.

11. The foregoing representations, warranties and agreements shall survive the date hereof.

Appendix F-4

APPENDIX G

FORM OF INVESTOR QUESTIONNAIRE

General Information

1.	The Investor

Name:

Mailing Address:
(Number and Street)

	(City)	(State) (Zip Code)	(Country)

Telephone Number:

Facsimile Number:

U.S. state or other jurisdiction in which incorporated or formed:___________________________________________________

Date of incorporation or formation:__________________________________________________________________________

U.S. state or foreign country of residence:____________________________________________________________________

IRS taxpayer identification number (if any):___________________________________________________________________

Fiscal and tax year end:___________________________________________________________________________________

Net assets as of December 31, 2005 were in excess of: $_________________________________________________________

Please check here if net assets were calculated on a consolidated basis: _____________________________________________

2.	Account Information for Wire Transfers to Investor

Name of Bank:

Address of Bank:
(Number and Street)

	(City)	(State) (Zip Code)	(Country)

ABA Number:

Sub Account (if any):

Appendix G-1

Sub A/C No. (if any):

SWIFT Code:[1]

For Further Credit (FFC) to:

Account Name:

Account Number:

Name of Banking Officer:

Telephone Number:

Facsimile Number:

3.	Account Information for Wire Transfers from Investor[2]

☐ Same as Question 2 (if so, proceed to Question 4)

Name of Bank:

City and Country:

Account Name:

Account Number:

Name of Banking Officer:

Telephone Number:

Facsimile Number:

4.	Organization and Authorization Documents

Please attach copies of:

Appendix G-2

(i) all organization documents of the entity (such as charter and bylaws, partnership agreement, limited liability company agreement or declaration of trust);

[1]	Required for U.S. wire transfers to non-U.S. banks. Please contact your bank for more information.
[2]

IMPORTANT NOTICE: Due to international banking regulations, if your subscription is being wired from a non-U.S. account, your bank MUST send a SWIFT MT100 message and complete the field 50 (“Ordering Customer”) and field 52D (“Ordering Institution”) on subscription wires. Your transaction may be delayed or rejected if this information is not provided.

(ii) all documents authorizing the entity to acquire a partnership interest and execute the partnership agreement and the investor questionnaire (such as board resolutions); and

(iii) evidence of the authority of signatories to execute the documents listed in (ii).

Investor Accreditation for Securities Act Purposes

Interests will be sold only to investors who are “accredited investors” (as defined in Regulation D promulgated by the U.S. Securities and Exchange Commission pursuant to the Securities Act). Please indicate the basis of “accredited investor” status of the Investor by checking the applicable statement or statements.

☐	The Investor has total assets in excess of $5,000,000, was not formed for the purpose of investing in the Partnership and is one of the following (check the applicable box below):

☐	a corporation

☐	a partnership

☐	a limited liability company

☐	a business trust

☐	a tax-exempt organization described in Section 501(c)(3) of the IRC

☐	The Investor is a personal (non-business) trust, other than an employee benefit trust, with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Partnership and whose decision to invest in the Partnership has been directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment.

☐	The Investor is a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, or an insurance company as defined in Section 2(13) of the Securities Act.

☐

The Investor is registered with the Securities and Exchange Commission as a broker or dealer or an investment company, or has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the Investment Company Act or Section 202(a)(22) of the Advisers Act), or is a Small Business Investment Company licensed by

Appendix G-3

the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (including an Individual Retirement Plan), which satisfies at least one of the following conditions (check the applicable box or boxes below):

☐	it has total assets in excess of $5,000,000; or

☐	the investment decision is being made by a plan fiduciary which is a bank, savings and loan association, insurance company or registered investment adviser; or

☐	it is a self-directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) and the decision to invest is made by those participants investing, and each such participant qualifies as an “accredited investor”.

☐	The Investor is an employee benefit plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, which has total assets in excess of $5,000,000.

☐	The Investor is a trust of which each and every grantor is an individual who is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act, or an entity that is an “accredited investor,” in each case who can amend or revoke the trust at any time.

NOTE: If the Investor’s accreditation is based upon this item, each grantor of the Investor must complete a copy of this questionnaire as if such person were directly purchasing a partnership interest.

☐	The Investor is an entity in which each and every one of the equity owners is an individual who, or an entity which, is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act, or an entity that is an “accredited investor”.

Qualified Purchaser for Investment Company Act Purposes

Each Investor must indicate whether it qualifies as a “qualified purchaser” for purposes of Section 3(c)(7) of the Investment Company Act. Please indicate the basis of the Investor’s status by checking the box or boxes below which are next to the categories under which the Investor qualifies as a “qualified purchaser”. In order to complete the following information, the Investor must read Annex A to this Questionnaire for the definition of “investments”.

Appendix G-4

The general rule for determining the value of investments in order to ascertain whether an Investor is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by the Investor shall be their fair market value on the most recent practicable date or their cost.3 In each case, there shall be deducted from the amount of investments owned by the Investor the amount of any outstanding indebtedness incurred to acquire the investments owned by the Investor.

☐

(a)    A natural person (including any person who holds a joint, community property or other similar shared ownership interest in the Partnership with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in “investments”.

☐

(b)    A company (including a partnership, trust, limited liability company or corporation) that owns not less than $5,000,000 in “investments” and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established by or for the benefit of such persons (a “Family Company”).

NOTE: If the Investor selects this item and the Family Company is a trust that can be amended or revoked by the grantors at any time, each grantor must complete a copy of this Questionnaire (insofar as is necessary to determine that such grantor is itself a “qualified purchaser”).

☐

(c)    A personal (non-business) trust that is not covered by (b) above which was not formed for the purpose of investing in the Partnership as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (a), (b), (d), or (e) hereof.

NOTE: If the Investor selects this item, the trustee and each settlor or other person who has contributed assets to the trust must complete a copy of this questionnaire (insofar as is necessary to determine that such person is itself a “qualified purchaser”).

[3]

This general rule is subject to the following provisos: (1) in the case of Commodity Interests (as defined in Annex A), the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and (2) a Family Company shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

Appendix G-5

☐

(d)    A natural person or company (including a partnership, trust, limited liability company or corporation), acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis not less than $25,000,000 in “investments”.

NOTE: If the Investor selects this item and the company is a trust that can be amended or revoked by the grantors at any time, each grantor must complete a copy of this questionnaire (insofar as is necessary to determine that such grantor is itself a “qualified purchaser”).

☐

(e)    A “qualified institutional buyer” as defined in paragraph (a) of Rule 144A under the 1933 Act, acting for its own account, the account of another “qualified institutional buyer”, or the account of a “qualified purchaser”, provided that (i) a dealer described in paragraph (a)(1)(ii) of Rule 144A must own and invest on a discretionary basis at least $25 million in securities of issuers that are not affiliated persons of the dealer and (ii) a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, will not be deemed to be acting for its own account if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan.

☐	(f) A company (including a partnership, limited liability company or corporation), each beneficial owner of the securities of which is a “qualified purchaser”.

NOTE: If the Investor selects this item, each beneficial owner of the Investor must complete a copy of this questionnaire (insofar as is necessary to determine that such grantor is itself a “qualified purchaser”).

ERISA

Is the Investor:

(a) a “governmental plan” as defined in Section 3(32) of ERISA, or a “church plan” as defined in Section 3(33) of ERISA or a plan maintained outside the United States primarily for the benefit of persons substantially all of whom are nonresident aliens of the United States?

                     Yes

                     No

Appendix G-6

(b) an entity whose underlying assets include “plan assets” by reason of a plan’s investment in the entity and such plan investors include only pension benefit plans, welfare benefit plans or similar plans not governed by ERISA or Section 4975 of the IRC (including by reason of 25% or more of any class of equity interests in the entity being held by such plans)?

                     Yes

                     No

NOTE: The partnership interests in the Partnership may be purchased by plans, funds, accounts or programs established or maintained by an employer or employee organization for the purpose of providing pension, welfare or similar benefits to employees or an investment fund or similar commingled investment vehicle that contains benefit plan investors, provided that such plans, funds, accounts, programs or investment vehicles are not subject to ERISA or Section 4975 of the IRC.

Appendix G-7

INVESTOR ORIGINAL

SIGNATURE PAGE

To be signed by prospective Investor: (Please sign both copies of the Signature Page)

This page constitutes the signature page for the Investor Questionnaire which relates to the offering of partnership interests in the Partnership. Execution of this Signature Page constitutes execution by the undersigned of the Investor Questionnaire.

IN WITNESS WHEREOF, the undersigned has executed this Signature Page this             day of March 2006.

INVESTOR:

Print Name of Limited Partner

By:
Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

To be signed by the General Partner:

The above-named Investor’s subscription for a partnership interest in, and admission as a limited partner to, the Partnership are accepted and agreed as of _______ ___, 20__.

HST GP EURO B.V., as General Partner of HHR Euro C.V.

By:
Name:
Title:

By:
Name:
Title:

Appendix G-8

GENERAL PARTNER ORIGINAL

SIGNATURE PAGE

To be signed by prospective Investor: (Please sign both copies of the Signature Page)

This page constitutes the signature page for the Investor Questionnaire which relates to the offering of partnership interests in the Partnership. Execution of this Signature Page constitutes execution by the undersigned of the Investor Questionnaire.

IN WITNESS WHEREOF, the undersigned has executed this Signature Page this             day of                 20__.

INVESTOR:

Print Name of Limited Partner

By:
Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

To be signed by the General Partner:

The above-named Investor’s subscription for a partnership interest in, and admission as a limited partner to, the Partnership are accepted and agreed as of _______ ___, 20_.

HST GP EURO B.V. as General Partner of HHR Euro C.V.

By:
Name:
Title:

By:
Name:
Title:

Appendix G-9

ANNEX A

DEFINITION OF “INVESTMENTS”

The term “investments” means:

(1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities; provided that securities issued by any of the following are considered to be “investments” for this purpose:

an investment company or a company that would be an investment company but for the exclusions provided by Sections 3(c)(1) through 3(c)(9) of the Investment Company Act or the exemptions provided by Rule 3a-6 or 3a-7 promulgated under the Investment Company Act, or a commodity pool; or

a Public Company (as defined below); or

a company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent (and in any event not more than 16 months old) financial statements;

(2)	Real estate held for investment purposes;

(3)	Commodity Interests (as defined below) held for investment purposes;

(4)	Physical Commodities (as defined below) held for investment purposes;

(5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6)	In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

(7)	Cash and cash equivalents held for investment purposes.

Interpretive Guidance:

1. Real Estate. Real estate held for investment purposes excludes the following types of real estate used by the Investor or a Related Person (as defined below): (i) for personal purposes, (ii) as a place of business, or (iii) in connection

Appendix G-10

with a trade or business (unless the Investor is engaged primarily in the business of investing, trading or developing real estate and the real estate in question is part of such business). Residential real estate may be considered “held for investment” if deductions on the property are not disallowed by Section 280A of the IRC.

2. Commodity Interests, Physical Commodities and Financial Contracts. A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by an Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

3. Consolidation of Subsidiaries. For purposes of determining the amount of investments owned by an Investor that is a company, there may be included investments owned by majority-owned subsidiaries of the Investor and investments owned by a company (“Parent Company”) of which the Investor is a majority-owned subsidiary, or by a majority-owned subsidiary of the Investor and other majority-owned subsidiaries of the Parent Company.

4. Joint Investments. In determining whether a natural person is a “qualified purchaser”, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are “qualified purchasers”, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments the amount of any outstanding indebtedness incurred by such spouse to acquire such investments.

5. Certain Retirement Plans. In determining whether a natural person is a “qualified purchaser”, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

Additional Definitions

“Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i) any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

Appendix G-11

(ii) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Financial Contract” means any arrangement that:

(i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii) is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Interests above.

“Public Company” means a company that:

(i) files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii) has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor; provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner.

Appendix G-12

SCHEDULE A-1

CAPITAL COMMITMENTS OF LIMITED PARTNERS (Fund I)4

	Commitment as of March 24, 2006 (in U.S. Dollars and Euros)[5]	Total Commitment (in Euros)	Commitment Percentage
ABP	U.S.$ 44,322,484 € 37,089,944	€ 107,532,615	19.902%
JHPL	U.S.$ 105,905,187 € 88,623,587	€ 259,343,478	47.998%
Host	U.S.$ 70,800,071[6] € 59,246,922	€ 172,912,995	32.002%

CAPITAL COMMITMENT OF GENERAL PARTNER

	Commitment as of March 24, 2006 (in U.S. Dollars and Euros)	Total Commitment (in Euros)	Commitment Percentage
General Partner	U.S. $ 222,481 € 186,177	€ 529,222	0.098%

[4]

ABP, JHPL and Host contributed to the Partnership the Coop Note. Because such contribution was a Capital Contribution, a portion of each such Partner’s Commitment increased accordingly as follows: €2,101,494 with respect to ABP, €7,423,871 with respect to JHPL, €4,498,900 with respect to Host. Each Partner’s Total Commitment and Commitment Percentage are as set forth in this Schedule A after giving effect to such contribution of the Coop Note.

[5]

The value in Euros of U.S. Dollar-denominated Capital Commitments of any Partner was calculated using an exchange rate of €1 to U.S.$ 1.195 pursuant to Section 5.02(a) of the Original Partnership Agreement.

[6]

This amount includes the contribution on May 1, 2006 of (x) Sheraton Warsaw Hotel & Towers (through a contribution of the shares of HHR Warsaw B.V.) and (y) the loan agreement dated July 12, 2001 of Sheraton Warsaw Hotel Sp. Z.o.o. to Starwood Finance Europe Limited in the remaining aggregate principal amount of €6,800,000, in exchange for a capital account equal to the value listed in Schedule B for such hotel, plus the net asset value of HHR Warsaw B.V. deemed to be €18,151 or U.S. $21,690 (based on a foreign currency exchange rate of € 1 to U.S. $ 1.195).

Schedule A-1-1

SCHEDULE A-2

CAPITAL COMMITMENTS OF LIMITED PARTNERS (Fund II)

	Total Commitment (in Euros)	Commitment Percentage
ABP	€149,850,000	33.3%
JHPL	€149,850,000	33.3%
Host	€149,850,000	33.3%

CAPITAL COMMITMENT OF GENERAL PARTNER

	Total Commitment (in Euros)	Commitment Percentage
Host	€450,000	0.1%

Schedule A-2-1

SCHEDULE B-1

INITIAL HOTEL PROPERTIES (Fund I)

****************[7]

Sheraton Roma Hotel & Conference Center, Rome, Italy		*****
The Westin Palace, Madrid, Spain		*****
Sheraton Skyline Hotel and Conference Centre, Hayes, UK		*****
Sheraton Warsaw Hotel & Towers, Warsaw, Poland		******[8]
The Westin Palace, Milan, Italy		******
The Westin Europa & Regina, Venice, Italy		******

ADDITIONAL FUND I HOTEL PROPERTIES:

Hotel Arts Barcelona, Spain

Marriott Brussels, Belgium

Renaissance Brussels, Belgium

Marriott Executive Apartments Brussels, Belgium

Crowne Plaza City Center Amsterdam, the Netherlands

[7]	Price converted to Euros on the date the Initial Hotel Properties were transferred or contributed (as applicable) to the Partnership.
[8]

For purposes of Section 5.01(b) of the Original Partnership Agreement, (x) the Initial Purchase Price for the Poland Hotel Property was ********* minus the amount of the Poland Hotel Property Note which as of March 24, 2006 was €6,800,000, and (y) the value of the Poland Hotel Property Note was deemed to equal €6,800,000.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule B-1-1

SCHEDULE B-1

(Part 2)

INITIAL HOTEL PROPERTIES (Fund I) (Historical Transfer Information)

A. An affiliate of the General Partner entered into an agreement to acquire the properties identified as Initial Hotel Properties on Schedule B-1 (the “Initial Hotel Properties”). The General Partner caused its Affiliate or a third-party seller (as applicable) to, transfer the Initial Hotel Properties to the General Partner for the benefit of the applicable Partners at the respective prices set forth in Schedule B-1 (each such price, the “Initial Hotel Property Price”); provided that the Poland Hotel Property was contributed to the Partnership as described below.

B.

(iv) HST LP I contributed to the Partnership (x) all of its interest in and to the Poland Hotel Property, which contribution was effected through a transfer of the beneficial interest in HHR Warsaw B.V., and (y) the Poland Hotel Property Note, and in exchange therefore, Host received a limited partner interest with a Capital Account equal to the Initial Hotel Property Price for the Poland Hotel Property plus the net asset value of HHR Warsaw B.V. equal to €18,151. Each of the General Partner and each Limited Partner consented to the admission of HST LP I as Limited Partner.

(v) In connection with the financing of the Initial Hotel Properties, the Limited Partners acknowledged that General Partner I (A) formed HHR Euro Funding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with a corporate seat in Amsterdam, the Netherlands (the “Original Dutch Subsidiary Shares”), (B) incorporated an additional subsidiary, HHR Euro Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“HHR Holding”), (C) contributed to the Partnership the economic ownership of all shares in the share capital of HHR Holding, and (D) transferred the Original Dutch Subsidiary Shares to HHR Holding. General Partner I was deemed to have contributed to the Partnership the nominal issued and paid-up capital of HHR Euro Funding B.V.9, HHR Holding and of the following subsidiaries of HHR Euro

[9]

Section 2.03 of the Existing Partnership Agreement provided that the General Partner was authorized to transfer the shares in HHR Euro Funding B.V. to a newly-formed private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, The Netherlands, that is owned and continues to be owned by the General Partner.

Schedule B-1-2

Funding B.V.: HHR Italy B.V., HHR U.K. B.V. and HHR Spain B.V., provided the foregoing did not mean that the Original Dutch Subsidiary Shares, the shares in HHR Holding after the transfers referred to above, or the shares or interests in any other direct or indirect subsidiary are legally owned by the Limited Partners in Fund I. The Capital Commitment of General Partner I at such time was equal to 0.100556% of the aggregate amount of the Capital Commitments of the Partners at such time.

C. ******************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************

D. Pursuant to the Original Partnership Agreement, the Partners having an interest in such Fund, acknowledged and agreed that their respective initial Capital Commitments as set forth on Schedule A-1 were denominated in U.S. Dollars and were funded to the General Partner in U.S. Dollars, provided that ABP had the option to elect to contribute its cash contribution in Euros notwithstanding that all or a portion of ABP’s Capital Commitment was denominated in U.S. Dollars (any such actual contribution of Euros, being referred to as an “ABP Euro Exchanged Contribution”). With respect to any ABP Euro Exchanged Contribution, ABP agreed that it would contribute an amount of Euros sufficient for the General Partner to immediately exchange on such Drawdown Date for U.S. Dollars in the amount of the Drawdown for ABP (the “U.S. Dollar Equivalent Contribution Amount”). To the extent any Drawdown Notice required a Drawdown of a portion of a Limited Partner’s Available Capital Commitment that was denominated in U.S. Dollars, the Capital Contribution of U.S. Dollars by any Partner other than ABP and the U.S. Dollar Equivalent Contribution Amount for ABP was deemed converted to Euros upon contribution to the Partnership using the exchange rate quoted on www.bloomberg.com as of the close of trading in New York on the closing date of the contribution to the Partnership or the acquisition by the Partnership (as applicable) of the relevant Real Estate Asset (ie., May 3, 2006 for the contribution of the Poland Hotel Property and for the acquisition by the Partnership of Sheraton Skyline, Sheraton Roma, Westin Palace Madrid and Westin Palace Milan and June 13, 2006 for the acquisition of Westin Europa & Regina), provided that, for purposes of determining the contributing Partner’s Available C

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule B-1-3

apital Commitment, such contribution shall be deemed converted to Euros upon contribution to the Partnership using the exchange rate of €1.00 to U.S. $1.195.

For the avoidance of doubt, pursuant to the Original Partnership Agreement, the Partners acknowledged that only the initial Capital Commitments were denominated in U.S. Dollars and that as of the date of the Existing Partnership Agreement, all remaining Capital Commitments were denominated solely in Euros.

E. The Original Partnership Agreement provided that, as of the later to occur of (x) the General Partner contributing to the Partnership in respect of Fund I the economic ownership of the shares in its subsidiaries as described in Section 5.01(b)(ii) of such agreement, and (y) Host contributing to the Partnership its interest in the Poland Hotel Property and the Poland Hotel Property Note pursuant to Section 5.01(b)(i) of such agreement, the combined Investment Percentage for the General Partner and Host was greater than 32.100556% (the “Host Optimal Investment Percentage”), however, as a result of subsequent Capital Contributions of the Limited Partners other than the Host Limited Partners, subject to Section 5.02(c) of such agreement, Host’s Investment Percentage was reduced to equal the Host Optimal Investment Percentage.

F. Definitions: “Poland Hotel Property” means, with respect to Fund I, the Hotel Property located in Warsaw, Poland and described on Schedule B.

“Poland Hotel Property Note” means, with respect to Fund I, the loan agreement dated July 12, 2001 of Sheraton Warsaw Hotel Sp. z.o.o. to Starwood Finance Europe Limited, as assigned pursuant to the Assignment and Acceptance on April 10, 2006 by Starwood Finance Europe Limited to Host Hotels & Resorts, L.P., as further assigned pursuant to the Assignment and Acceptance on May 1, 2006 by Host Hotels & Resorts, L.P. to Sheraton Warsaw Corporation (“SWC”), as contributed by SWC to Host Euro Business Trust (“HEBT”) pursuant to a Contribution Agreement dated as of May 1, 2006 between SWC and HEBT, as sold by HEBT to HST EBT Holdings B.V. (“HST EBT”) pursuant to the Assignment and Acceptance dated as of May 1, 2006 between HEBT and HST EBT, as further sold by HST EBT to Host pursuant to the Assignment and Acceptance dated as of May 1, 2006 between HST EBT and Host, in the remaining aggregate principal amount of 6.8 million Euros.

Schedule B-1-4

SCHEDULE B-2

INITIAL FUND II HOTEL PROPERTIES

Le Meridien Picadilly Hotel10

[10]	Subject to LMP Transfer Agreement being effective.

Schedule B-2-1

SCHEDULE C

ADDRESSES FOR NOTICES

General Partner:

HST GP EURO B.V.

Prins Bernhardplein 200

1097 JB Amsterdam

The Netherlands

Attn.: Mrs. Y.M. Wimmers-Theuns and/or Mrs. L.F.M. Heine

Tel.: +31 20 521 46 91 and/or +31 20 521 47 14

Fax: +31 20 521 48 21

E-mail: Yvonne.theuns@intertrustgroup.com and/or

liselotte.heine@intertrustgroup.com

With a copy to:

HST GP EURO B.V.

c/o Host Hotels & Resorts, Inc.

6903 Rockledge Drive, Suite 1500

Bethesda, MD 20817

Attn: General Counsel

Tel: 240-744-5150

Fax: 240-744-5155

Email: elizabeth.abdoo@hosthotels.com

With a copy to:

HST GP EURO B.V.

c/o Host Hotels Ltd

Elsinore House, Unit 1B/1C

77 Fulham Palace Road

London W6 8JA

United Kingdom

Attn: Ms. Carmen Hui

Tel: +44 20 8846 3118

Fax: +44 203 002 2683

Email: carmen.hui@hosthotels.com

Limited Partners:

HST LP I:

HST LP EURO B.V.

Prins Bernhardplein 200

Schedule C-1

1097 JB Amsterdam

The Netherlands

Attn.: Mrs. Y.M. Wimmers-Theuns and/or Mrs. L.F.M. Heine

Tel.: +31 20 521 46 91 and/or +31 20 521 47 14

Fax: +31 20 521 48 21

E-mail: Yvonne.theuns@intertrustgroup.com and/or

liselotte.heine@intertrustgroup.com

With a copy to:

HST LP Euro B.V.

c/o Host Hotels & Resorts, Inc.

6903 Rockledge Drive, Suite 1500

Bethesda, MD 20817

Attn: General Counsel

Tel: 240-744-5150

Fax: 240-744-5155

Email: elizabeth.abdoo@hosthotels.com

With a copy to:

HST LP Euro B.V.

c/o Host Hotels Ltd

Elsinore House, Unit 1B/1C

77 Fulham Palace Road

London W6 8JA

United Kingdom

Attn: Ms. Carmen Hui

Tel: +44 20 8846 3118

Fax: +44 203 002 2683

Email: carmen.hui@hosthotels.com

HST LP II:

HST EURO II LP B.V. (f/k/a HHR Euro II LP B.V.)

Prins Bernhardplein 200

1097 JB Amsterdam

The Netherlands

Attn.: Mrs. Y.M. Wimmers-Theuns and/or Mrs. L.F.M. Heine

Tel.: +31 20 521 46 91 and/or +31 20 521 47 14

Fax: +31 20 521 48 21

E-mail: Yvonne.theuns@intertrustgroup.com and/or

liselotte.heine@intertrustgroup.com

With a copy to:

Schedule C-2

HST EURO II LP B.V. (f/k/a HHR Euro II LP B.V.)

c/o Host Hotels & Resorts, Inc.

6903 Rockledge Drive, Suite 1500

Bethesda, MD 20817

Attn: General Counsel

Tel: 240-744-5150

Fax: 240-744-5155

Email: elizabeth.abdoo@hosthotels.com

With a copy to:

HST EURO II LP B.V.

c/o Host Hotels Ltd

Elsinore House, Unit 1B/1C

77 Fulham Palace Road

London W6 8JA

United Kingdom

Attn: Ms. Carmen Hui

Tel: +44 20 8846 3118

Fax: +44 203 002 2683

Email: carmen.hui@hosthotels.com

APG:

APG STRATEGIC REAL ESTATE POOL N.V.

c/o APG Investments

PO Box 2889

6401 DJ Heerlen

The Netherlands

Attn: Operations / Financial Analysis / Real Estate

Tel: +31 45 579 3908 (Angelique Ligtvoet); 31 45 579 3908 (Ronald

Wildering); +31 45 579 2003 (Pascal Bessems)

Fax: +31 45 579 3400

Email: srebo@apg-am.nl

With a copy to

APG Asset Management

P.O. Box 75283

1070 AG Amsterdam

The Netherlands

Attn: Robert-Jan Foortse

Tel: +31 20 604 8255

Fax: +31 20 405 9801

Email: robertjan.foortse@apg-am.nl

Schedule C-3

JHPL:

JASMINE HOTELS PRIVATE LIMITED

c/o GIC Real Estate International Private Limited

168 Robinson Road

#37-01 Capital Tower

Singapore 068912

Attn: Company Secretary

Tel: 65 6889 8888

Fax: 65 6889 6878

Email: limyokepeng@gic.com.sg and jasminelim@gic.com.sg and

taysooeng@gic.com.sg

With a copy to

JASMINE HOTELS PRIVATE LIMITED

c/o GIC Real Estate International Private Limited, London Office

1st Floor, York House

Seymour Street

London W1H 7LX

United Kingdom

Attn: Ms. Denise Grant

Tel: 44 20 7725 3632

Fax: 44 20 7725 3508

Email: denisegrant@gic.com.sg and neilharris@gic.com.sg

Schedule C-4

SCHEDULE D-1

*************************************

*********************************************************************************************************** *****************************************************************************************************

*********************************************************************************************************** *********************************************************************************************************** **********

*********************************************************************************************************** *********************************************************************************************************** **********

***********************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule D-1-1

SCHEDULE D-2

*********************************

*********************************************************************************************************** ***************************************************************************************

*********************************************************************************************************** *********************************************************************************************************** *******

*************************

***************************************************************

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule D-2-1